UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

 (Address of principal executive offices) (Zip code)

Stephen G. Simon

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant’s telephone number,including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund

Clearwater Small Companies Fund

Clearwater Tax-Exempt Bond Fund

Clearwater International Fund

Annual Report

for the year ended

December 31, 2017

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. As of December 31, 2017, the Core Equity Fund had three subadvisers that provide day-today management of Fund assets. Parametric Portfolio Associates LLC, (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining 40% of the Fund’s assets are divided between AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”), who both utilize an active management style.

2017 Market Overview:

Domestic large capitalization equities, as defined by the Russell 1000® Index, returned more than 20% in 2017, bolstered by strong employment data, accelerating GDP growth, and the passage of tax reform legislation, which we believe should boost corporate earnings in 2018 and beyond.

2017 Performance and 2018 Outlook:

The Clearwater Core Equity Fund gained 23.3%, net of fees, in 2017 compared to an increase of 21.7% for the Russell 1000® Index, the Fund’s benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, outperformed the Fund’s benchmark. Both active managers, AQR and OSAM, also outperformed the Fund’s benchmark. This was mostly driven by their preference for high quality and high momentum stocks, which performed well in 2017.

Each of the three subadvisers comment on the performance of their respective portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Core Equity Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their portfolio is managed and their outlook for the next twelve months.

AQR Commentary

General Market Overview:

We trade a set of strategies based on the value, momentum, and profitability signals of individual securities that seek a positive expected return versus the appropriate benchmark, in a variety of economic environments. Because our investment approach employs a systematic set of rules based on economic intuition and testing to seek to ensure they are robust across time, macro environments, and geographies, we typically do not offer general market overviews.

2017 Performance:

The portion of the Clearwater Core Equity Fund managed by AQR outperformed the Russell 1000® Index (the “benchmark”) in 2017, returning 24.04%, gross of fees, while the benchmark returned 21.69%. Stock selection within sectors detracted from performance while sector selection contributed positively to performance. Poor stock selection in the Consumer Discretionary sector was the primary driver of the underperformance. The strategy performed best in the Energy sector, where sector selection had positive returns, while stock selection returns were flat.

2018 Outlook:

In terms of sector positioning, we are currently overweight Information Technology while being underweight Energy. With respect to long-term attractiveness, we believe that valuations are currently less attractive in the U.S.

OSAM Commentary

General Market Overview:

2017 was a strong year for returns in global equity markets, and a few key themes emerged over the course of the year. Growth outperformed value by a wide margin (the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 16.56% in 2017) and large capitalization stocks outperformed small capitalization stocks (the Russell 1000® Index outperformed the Russell 2000® Index by 7.05%). Volatility in U.S. markets was extraordinarily low in 2017. In fact, the standard deviation of returns for the S&P 500 Index was the second lowest in the last 90 years. This has led to some speculation that the market is due for a correction and increased volatility; however, we do not believe there is clear historical evidence of that happening in the past.

2017 Performance:

The portion of the Clearwater Core Equity Fund managed by OSAM (the “Portfolio”) outperformed the Russell 1000® Index (the “benchmark”) in 2017, returning 25.46%, gross of fees, while the benchmark returned 21.69%. In 2017 the momentum factor was the strongest contributor to the Portfolio’s performance, followed by quality. The shareholder yield factor (dividend yield plus share repurchase yield) was neutral and the value factor was the largest detractor from the Portfolio’s performance.

2018 Outlook:

Based on our key factor themes, we believe the Portfolio is well positioned relative to its benchmark and to the overall market. We believe that the Portfolio’s companies have higher levels of return on capital, lower reliance on external financing, and trade at deep discounts across many valuation factors relative to the benchmark. They also returned capital to shareholders at more than two times the rate of the benchmark (shareholder yield of 4.9% versus 2.2% for the benchmark). We believe that these combined advantages can only be delivered by a portfolio which is distinct from the benchmark. We believe that our high active share means that the Portfolio looks different than the benchmark and continues to represent a unique take on the U.S. equity market. As we head into 2018, we expect to continue to focus on our niche of the market: quality companies, often trading at out-of-favor prices, which are aggressively returning capital to equity shareholders through dividends and share repurchases.

Parametric Commentary

General Market Overview:

It was a positive year for U.S. stocks, with the major U.S. indexes reaching new highs frequently throughout the year. Despite the turbulent global political situation (North Korea’s nuclear crisis and terrorist attacks globally), the market remains bullish due to economic indicators, with rising earnings and continued low inflation. The passage of tax reform legislation near year-end further boosted the expectation that American corporations will be able to compete globally. We expect that the most highly taxed companies will benefit the most, with expected increases to earnings in 2018.

2017 Performance:

The portion of the Clearwater Core Equity Fund managed by Parametric (the “Portfolio”) outperformed the Russell 1000® Index (the “benchmark”) in 2017, returning 22.89%, gross of fees, while the benchmark returned 21.69%. Most of the outperformance was due to strong stock selection in the Industrial sector. An underweight to General Electric (due to tax loss harvesting) contributed the most to the Portfolio’s outperformance. A slight overweight to Boeing was beneficial, as the stock returned 94.77% in 2017. Several stocks in the Information Technology sector also contributed to the Portfolio’s outperformance, including slight overweights to Amazon and Apple. An underweight to IBM also contributed to the Portfolio’s outperformance, as IBM was one of worst performing technology companies in 2017.

2018 Outlook:

The bull market has been long lasting - more than eight years and running. The market uncertainty for the outlook in 2018 has increased. On one hand, the recent tax reform legislation is expected to boost earnings, which is positive for stocks. On the other hand, continued rate hikes by the Federal Reserve may become a headwind to further advances in the market.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with three subadvisers who employ distinct investment styles: Kennedy Capital Management Inc. (“KCM”), Cooke & Bieler, L.P. (“Cooke & Bieler”), and Pzena Investment Management, LLC (“Pzena”). At the period ending December 31, 2017, KCM managed 60% of the Fund while Cooke & Bieler and Pzena managed 20% each. Cooke & Bieler and Pzena were added to the Fund as subadvisers in September 2017, replacing Keeley-Teton Asset Management (“Keeley-Teton”), which was terminated at that time.

2017 Market Overview:

Domestic small capitalization equities performed well in 2017, with the Russell 2000® Index returning 14.6%. The dominant factors influencing share prices were strong employment data, accelerating GDP growth, and the passage of tax reform legislation, which we believe should boost corporate earnings in 2018 and beyond. There was a large gap between small cap growth and small cap value stocks. The Russell 2000® Growth Index gained 22.2%, while the Russell 2000® Value Index lagged with a return of 7.8%.

2017 Performance and 2018 Outlook:

The Clearwater Small Companies Fund rose 13.5%, net of fees, during 2017 compared to a return of 14.6% for the Russell 2000® Index, the Fund’s benchmark. KCM’s small cap core and microcap subportfolios both outperformed, but Keeley-Teton (a small cap value-oriented subadviser which was terminated in September 2017) underperformed the Fund’s benchmark significantly. The underperformance was mostly the result of exposure to small cap value stocks. The Keeley-Teton portfolio returned negative 1.6% for the year-to-date period ending September 30, 2017, slightly underperforming the Russell 2000® Value Index, which returned negative 1.3%, and meaningfully underperforming the Fund’s broad benchmark, the Russell 2000® Index, which gained 4.4% for the same time period.

The subadvisers to the Fund comment on the performance of their specific portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Small Companies Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their portfolio is managed and their outlook for the next twelve months.

KCM Commentary

General Market Overview:

2017 began with an initial bout of excitement as the President-elect spoke of greatness to come, but it quickly faded once the reality of governing became more apparent. Sectors that had been seen as key beneficiaries (e.g., banks and infrastructure plays) began to lose their luster. Outside the U.S., economies showed glimmers of hope. European austerity programs gave way to real economic growth, pulling Asia along with them and Purchasing Managers Index readings strengthened across the world. Then came several serious hurricanes during the period; however, from a market perspective, investors generally chose to defer to intermediate term thinking, rather than near-term. For instance, while the hurricanes disrupted businesses in September and October, potentially impacting revenue generation, the market traded higher. Investors seemed to be looking at potential benefit to companies and the economy from the rebuilding effort. To close out the year, tax reform captured the market’s rapt attention. Counter to the prognostications of many, the prospect of a significantly lower corporate tax rate began to take shape. The importance of this should not be underestimated, and is more fully addressed in the “2018 Outlook” section below.

2017 Performance:

For the year ended December 31, 2017, the portion of the Clearwater Small Cap fund managed by KCM returned 17.1%, gross of fees, outperforming the 14.6% return of its benchmark, the Russell 2000® Index (the “benchmark”). Stock selection had a positive impact on relative performance during the year, particularly in the Consumer Discretionary, Consumer Staples, and Industrial sectors. Stock selection for the year detracted from performance in the Health Care sector. Overall, our sector weightings were not a significant factor driving performance in 2017.

2018 Outlook:

Looking toward the future for small cap stocks, several interconnected issues rise to the top of mind: inflation, mergers and acquisitions, and taxes. Inflation remains stubbornly low despite the Federal Reserve’s policy to target a 2% rate. The typical effect of improving employment driving wage growth, and hence, inflation, has not held. Technology’s impact may be altering this historical relationship. From an investment perspective, there may be opportunities in companies that are enabling this technological productivity enhancement. As to merger activity, the relatively low cost of debt, sizable private equity funds recently raised, and the low corporate tax rates could lead to higher cash returns on investment. Finally, as mentioned earlier, we believe that the lower corporate tax rate will likely drive clear, ongoing cash flow improvement. We believe that this will bolster the fundamental value of our companies, particularly domestically focused ones. We believe that this is not, as some commentators describe, “onetime”. Although the rate changes could be altered again at some point, we expect that these new rates will likely result in a steady stream of higher cash flows.

Cooke & Bieler Commentary

General Market Overview:

Equity returns were robust in 2017 and, despite market volatility that declined to historically low levels, active managers fared better in 2017 than in 2016. Large cap and mid cap equities outperformed small cap equities handily, growth outperformed value and stocks of high quality companies outperformed those of lower quality companies. The Russell 2000® Value Index (the “benchmark”) returned 7.8% for the full year.

2017 Performance:

The strategy performed well on an absolute basis, appreciating by 7.1%, and outperformed the benchmark by 1.36% for the period September 22, 2017 (when Cooke & Bieler began managing the Portfolio) through December 31, 2017. Sector allocation decisions drove the strategy’s excess return. Underweight positions in Utilities and Real Estate along with an overweight position in Consumer Discretionary were particularly additive. The favorable impact of stock selection decisions in Financials, Health Care and

Materials was offset by poor stock selection results in Consumer Discretionary. Top contributors for the period included Winnebago Industries, PGT Innovations, TCF Financial, PRA Group and Schweitzer-Mauduit International. Meaningful detractors included Syneos Health, Sally Beauty Holdings, Nautilus, World Fuel Services and NOW.

2018 Outlook:

Entering 2018, market expectations and valuations are arguably high. We expect that the recent tax reform legislation should support fundamentals, though, and interest rates could normalize higher if economic growth persists. We expect that this normalization and divergent fundamental performance likely will cause greater dispersion, presenting opportunity for active managers. We believe the strategy should continue performing well in a broad-based rising market and hold up relatively well in a challenging market due to the downside protection inherent in the strategy’s high quality, low risk approach.

Pzena Commentary

General Market Overview:

The 12-month period ended December 31, 2017 saw U.S. equity markets continue an upward trajectory as the U.S. Federal Reserve increased its key interest rate twice this year, in March and June, by 25 basis points each time. The year finished on a high note for equities with the tax reform being passed in the U.S. Senate. While U.S. equity markets saw healthy appreciation supported by the strength of the economy, small cap underperformed large cap, and growth outperformed value.

2017 Performance:

The portion of the Fund managed by Pzena (the “Portfolio”) underperformed the Russell 2000® Value Index (the “benchmark”) by 1.33%, with the strategy returning 4.39% (gross) for the inception-to-date period September 22, 2017 (when Pzena began managing the Portfolio) through December 31, 2017 and the benchmark returning 5.72%. Detracting the most from portfolio performance was stock selection from the Technology, Healthcare, and Consumer Staples sectors. Healthcare services company Owens & Minor was our largest detractor, down 33.1%, as it had negative operating leverage from losing a large contract while also facing competitive pressures, but we believe it has a viable plan to better monetize the services it provides to customers. Essendant Inc., the distributor of office, janitorial, and industrial supplies, was down 26.1%, as a mix shift and poorly executed systems integration has contributed to a margin decline versus expectations and the company’s history. Finally, technology company, Dielbold Nixdorf Incorporated was down 23.5%, as revenue missed consensus expectations and management guided revenue down for the full year; however, operating profit exceeded expectations due to accelerated operating expense reduction as the company’s integration cost savings program appears to be gaining traction.

Financial Services, Materials and Processing, and Utilities contributed the most to the portfolio, with the largest individual contributors being General Cable Corporation, Chart Industries, Inc., and Murphy Oil Corporation. General Cable (BGC), the leading wire and cable manufacturer, was a top contributor with a return of just under 58% for the period. The run-up in the stock was due to the announcement that BGC would be acquired by Italian competitor Prysmian Group for a large premium to the pre-deal trading level. Chart Industries, the maker of liquified natural gas (LNG) tanks and capital equipment, returned 22.4%, as the company had growth and margin expansion across all segments, and encouraging signs of future LNG related orders. Murphy Oil, oil and gas exploration and production, was up 19.3%, driven mostly by macro events, such as strengthening oil prices, continuing strong oil demand and the expectation of production growth in 2018.

2018 Outlook:

We continue to see opportunities in attractively-valued economically-sensitive cyclical sectors. Our largest overall exposure is in Financials, albeit significantly underweight the index, followed by exposures in Producer Durables and Technology, where we believe valuations are depressed compared to the “safe” sectors such as Consumer Staples. The cyclical stocks that we own are generally benefitting from self-help actions (e.g., restructuring) which we believe will drive earnings improvement over the next few years, as their operations stand to benefit significantly from ongoing improvement in the global macro environment. Given our exposure to restructuring companies and those with more cyclical exposure, we expect to experience short-term price volatility, particularly as market participants react to short-term macro uncertainties. However, as long-term investors, we define risk as the potential for permanent impairment of capital, rather than short-term price gyration. We have focused our exposure generally in businesses with demonstrated high returns on capital, strong franchises, good balance sheets, and an ability to adapt to changing conditions; therefore, we are comfortable with their ability to navigate potential uncertainty in markets on a long-term basis.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories, and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day to day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided the commentary below regarding the Clearwater Tax-Exempt Bond Fund. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadviser out of its advisory fee.

Sit Commentary

General Market Overview:

Tax-exempt fixed income markets experienced a strong year in 2017, as long-term rates fell modestly during the year and credit spreads continued to tighten. The U.S. Treasury and tax-exempt yield curves flattened significantly, and funds flows were modestly positive for the year. Supply of municipal bonds followed a record-setting year in 2016 with another strong year in 2017, particularly after the surge of issuance in November and December when it appeared that certain types of tax-exempt bonds (advanced refunding bonds and private activity bonds (“PABs”)) might be eliminated through pending tax legislation. The market absorbed this heavy supply well, and yields fell in December. Credit fundamentals are generally sound, and spreads tightened further during the year, as investors continued to seek yield. State and local government finances remain generally on the upswing, with the notable exceptions of Illinois, Connecticut and New Jersey. Chicago showed modest improvement after tax increases implemented last year began to take effect. Puerto Rico related debt took a negative turn in the spring as the Financial Control Board took some actions regarded as unfriendly to bondholders’ rights. The slide in the value of uninsured Puerto Rico debt was exacerbated by the devastation wrought by Hurricane Maria and its aftermath. More volatility is likely in 2018 as Puerto Rico tries to recover from the aftermath of Hurricane Maria and attempts to restructure some of its debt. The Federal Reserve (the “Fed”) remained quite accommodative, despite its move to raise the federal funds rate by 0.75% and beginning to reduce its balance sheet during 2017. The tax reform legislation passed in December 2017 did not eliminate PABs, but did make other changes to the tax code, such as reducing the maximum corporate tax rate significantly as well as capping state and local tax deductions, that may have significant impacts on demand for and credit fundamentals of tax-exempt bonds going forward.

2017 Performance:

The Clearwater Tax-Exempt Bond Fund returned 8.5%, net of fees, for the year ended December 31, 2017. The Fund’s benchmark, the Barclays Municipal Bond 5 Year (4-6) Index (the “benchmark”), returned 3.1% over the same period. Given the Fed’s increasingly less accommodative policies, the Fund shortened its average life duration, a measure of the Fund’s sensitivity to changes in interest rates, from 5.8 years to 3.5 years during 2017 primarily through hedging by shorting U.S. Treasury futures late in the year. For comparison, the benchmark had duration of 3.9 years at December 31, 2016, and it lengthened to 4.0 years at December 31, 2017. The Fund’s longer duration for most of the year, its overweight in revenue bonds (housing bonds in particular) and its superior security selection in non-rated bonds were the primary reasons for its significant outperformance during 2017. Revenue bonds significantly outperformed general obligation bonds during 2017, with revenue bonds returning 6.0% for the year, while general obligation bonds returned 5.2%. Furthermore, lower quality issues (especially lower investment grade and non-rated issues) significantly outperformed those of higher credit quality, as investors sought yield.

2018 Outlook:

The lack of cohesion among elected officials in Washington D.C. and the upcoming mid-term elections could add some political risk to the market in 2018, depending on what policies are put forth and enacted. We expect U.S. growth to accelerate from its pace of 2.2% in 2017 to 2.7% during 2018 and inflation to inch higher. Single-family housing has moderated, and underemployment, despite some improvement, remains elevated, while wage growth is showing signs of improvement. The economy has been accelerating in the second half of 2017, and the recently passed tax legislation is likely to spur some additional growth. We expect that interest rates, while remaining historically low in absolute terms, will likely rise, especially on the short end, as the Fed increased rates in December 2017 and has signaled it intends to continue raising short-term interest rates in 2018, as well as continuing to reduce its balance sheet. We also believe that the Treasury yield curve will continue to flatten, with yields rising more on the short and intermediate portions of the curve, while the tax-exempt curve flattens similarly, with short-term and intermediate rates rising some and long-term tax-exempt yields rising less as supply contracts and most state and local government finances continue to improve, helping tax-exempt bonds outperform. We expect that demand will increase marginally from individuals, especially from high income tax states, and decrease marginally from corporations due to the recently passed tax legislation, but it is too soon to know for certain. We expect revenue bonds to continue their strong relative performance in 2018, as investor focus remains on yield. Puerto Rico related concerns, as well as those from Illinois, Connecticut and New Jersey, are expected to continue to weigh on the market, however, and could produce some volatility. Furthermore, potential problems with budgets and funding retirement pension and healthcare obligations persist in other places, and remain the subject of many of the negative media reports about the municipal market. We believe that the Fund’s shorter duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2018. We expect that investment of new cash flows will be focused on maturities in the 5-25-year range.

Clearwater International Fund

The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among many different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 40%) to mirror the MSCI World Ex U.S.A Index – Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The Fund’s other three subadvisers, Artisan Partners Limited Partnership (“Artisan”), Templeton Investment Counsel, LLC (“Templeton”) and WCM Investment Management (“WCM”), utilize an active management style and manage the remaining 60% of the Fund.

2017 Market Overview:

As defined by the Fund’s benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), large capitalization, international developed market equities returned nearly 25% in 2017, while their small capitalization counterparts returned more than 30%. The dominant factors influencing share prices included continued accommodative central bank policy and improved corporate earnings. Currency adjustments had a significant positive impact on returns for U.S.-based investors in 2017, as the U.S. dollar weakened versus major international currencies by the widest margin since 2007. These currency gains increase the returns earned by shareholders because the Clearwater International Fund reports its results in U.S. dollars, after currency adjustments have taken place.

2017 Performance and 2018 Outlook:

The Clearwater International Fund gained 26.54%, net of fees, in 2017, compared to an increase of 24.21% for the benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, slightly outperformed the benchmark. All three of the Fund’s active subadvisers outperformed the benchmark in 2017.

Each of the four subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater International Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers will discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months.

Artisan Partners Commentary

General Market Overview:

Measured in U.S. dollar terms, the MSCI EAFE Index (the “benchmark”) was up 25.03% in 2017, aided by generally improving economic conditions and solid corporate profitability. Returns for U.S. investors were bolstered by a weaker U.S. dollar, as the benchmark was up 15.23%. U.S. stocks trailed international stocks in 2017, although U.S. stocks also performed well. From a sector standpoint, Technology, Materials and Industrials led the international markets. Though still nicely positive, Telecom and Healthcare were laggards—sectors with less exposure to strengthening cyclicality.

2017 Performance:

The portion of the Clearwater International Fund managed by Artisan (the “Portfolio”) outperformed the benchmark in 2017, returning 25.23%, gross of fees, while the benchmark returned 25.03%. Performance of the following stocks had a positive impact on the portfolio during the period: Samsung Electronics, a leader in smartphones, semiconductors and other electronic components; Baidu, China’s leading Internet search company; ING, a banking and insurance conglomerate based in the Netherlands; Tokyo Electron, a manufacturer of industrial semiconductors and capital equipment; and ABB, a leading global engineering company. Among the period’s few negative contributors was Imperial Oil, a Canadian integrated oil company.

2018 Outlook:

With stocks broadly looking more fairly valued now, we remain selective in our deployment of portfolio capital, as evidenced by our larger-than-average cash balance.

Templeton Commentary

General Market Overview:

International small capitalization stocks rose strongly and outperformed their larger-capitalization counterparts in 2017. Support came from improving industrial commodity prices, generally upbeat economic data across regions, and investor optimism about pro-growth and pro-business policies in the United States. Emmanuel Macron’s election as France’s president, accommodative monetary policies of various central banks and encouraging corporate earnings reports also boosted investor sentiment. Markets were at times dampened by concerns about the terms of the United Kingdom’s exit from the European Union, though some progress on a deal arose toward the end of the year. Other headwinds included some political uncertainty in the United States and the European Union, and geopolitical tensions from the Korean peninsula and other regions. Global oil oversupply was a concern for much of 2017, but supply constraints enacted by major oil producers continued, and towards the end of 2017 oil prices climbed to levels last seen in 2015.

2017 Performance:

The portion of the Clearwater International Fund managed by Templeton (the “Portfolio”) outperformed the MSCI All-Country World Ex U.S.A. Small Cap Index - Net Dividends (the “benchmark”) in 2017, returning 35.38%, gross of fees, while the benchmark returned 31.65%. Stock selection in the Financials, Industrials, Consumer Discretionary and Consumer Staples sectors drove outperformance for the period. Regionally, holdings in Europe and Asia made the largest contribution to relative performance, with Dewan, Interpump and China Zhengtong the top three contributors. The shares of India-based Dewan Housing Finance continued to benefit from a positive shift in sentiment, a low valuation, and a secular growth opportunity in mortgage finance. At Italy-based Interpump, which manufactures piston pumps and hydraulic products, solid free cash flow has been deployed in a wave of value-accretive acquisitions, which we believe have been well integrated into the group with significant synergies. China Zhengtong Auto Service, a luxury car dealer focusing on premium brands, has achieved a competitive advantage by carefully nurturing strong relationships with key luxury automobile suppliers.

2018 Outlook:

Value lagged growth by the most in nearly two decades in 2017, marking the tenth year out of the past 11 that global growth has bested global value. At times like this, it may be tempting for some value investors to relax their discipline and buy the expensive stocks that have been working. Yet, we believe that countering that impulse is decades of market history suggesting that starting-point valuation is virtually all that really matters when it comes to long-term returns. Meanwhile, we believe that financial repression from the world’s central banks appears to have forced investors farther out on the risk spectrum to chase yield and growth in a market offering little of either. We view this as unsustainable for two main reasons. First, many consider zero interest-rate policies and quantitative easing to have favored capital at the expense of labor, deepening inequality and disadvantaging the majority of the electorate, whose opinions matter in a democracy. Second, financial repression could fuel potentially destabilizing asset price bubbles. We believe that overvaluation appears to be largely concentrated in fixed income markets, as well as the growth-oriented and bond proxy stocks that have dominated this cycle. We do not know how the process of policy normalization by central banks will evolve. Nonetheless, we do believe this mature cycle will eventually change, and with it the conditions that have been so hostile to value investing. We would not want to own the leaders of the last cycle during this transition. But we believe that the stocks left behind—the companies whose long-term earnings and cash flow potential we believe have been overlooked and undervalued by a narrowly focused market—might be best positioned for the reversals we view as likely to unfold in the future.

WCM Commentary

General Market Overview:

In 2017, the overall market was up, with broad international benchmarks registering positive returns. Non-U.S. equities outperformed U.S. equities in 2017 - a reversal from recent years when U.S. equities have dominated. The so called “reflationary trade” we saw late in 2016 was not sustained in 2017 as growth outperformed value, and high-quality stocks outperformed low quality stocks - both tailwinds for the portfolio. Another story in 2017 was the resurgence of robust returns in emerging markets. Emerging market equities outperformed non-U.S. developed market equities in all four quarters of 2017.

2017 Performance:

The portion of the Clearwater International Fund managed by WCM (the “Portfolio”) significantly outperformed the MSCI All-Country World Ex U.S.A. Index - Net Dividends (the “benchmark”) in 2017, returning 33.50%, gross of fees, while the benchmark returned 27.19%. The outperformance was attributable to both stock selection and sector allocation. The biggest contributors to the Portfolio’s outperformance was stock selection in Technology and Healthcare. Stock selection in Materials and Financials, an overweight to Technology, and an underweight to Telecom and Energy all contributed positively.

2018 Outlook:

Looking back a year, the so called “reflationary trade” - and the expected resurgence of value over growth - did not actually materialize in 2017, despite the certainty of many pundits. Such an outcome only fortifies our conviction that our time is not well spent trying to predict macro or political events. Rather, we expect to continue preparing for various scenarios and expect to capitalize on the opportunities that emerge. That is why we welcome turmoil in the world - perhaps the closest to a “new normal” we know. We believe that it refocuses the market on structurally high-quality businesses rather than mediocre businesses benefitting from temporary/cyclical phenomena.

Parametric Commentary

General Market Overview:

2017 was a positive year for global equity markets. All countries had positive returns and all months except August (a flat month) had positive returns. The rally was also widespread across all economic sectors. The Technology sector was the strongest performer, followed by Materials. The Energy sector, a laggard in recent years, stopped its downfall and returned nearly 16% in 2017.

2017 Performance:

The portion of the Clearwater International Fund managed by Parametric (the “Portfolio”) slightly outperformed the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”) in 2017, returning 24.29%, gross of fees, while the benchmark returned 24.21%. Nearly all the outperformance was due to stock selection in the Energy sector; in particular, BP’s moderate underweight relative to the benchmark. Cash was also a slight drag on the portfolio’s performance relative to the benchmark.

2018 Outlook:

Globally, uncertainty remains due to the North Korea nuclear crisis. President Trump’s recent speech on national security warned of rising threats from an emboldened Russia and China. The possibility of a trade war and other global confrontations all add to uncertainty in the outlook for 2018.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Core Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small Companies Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-Exempt Bond Fund and the Barclays Capital U.S. Municipal Bond 5 Year (4-6) Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater International Fund and the MSCI World Ex U.S.A. Index - Net Dividends

*	ClearwaterInternational Fund inception date.

Fund Expense Example

(unaudited)

As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2017.

Actual Expenses

The first section of the table on the following page provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2017 through December 31, 2017” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

			Expenses Paid During the
Actual returns	Beginning Account	Ending Account Value	Period July 1, 2017 through
	Value July 1, 2017	December 31, 2017	December 31, 2017 *
Core Equity Fund	$1,000.00	$1,130.20	$2.04
Small Companies Fund	$1,000.00	$1,093.20	$5.28
Tax-Exempt Bond Fund	$1,000.00	$1,039.90	$1.75
International Fund	$1,000.00	$1,102.80	$3.55

Hypothetical 5% return

(before expenses)

Core Equity Fund	$1,000.00	$1,023.29	$1.94
Small Companies Fund	$1,000.00	$1,020.16	$5.09
Tax-Exempt Bond Fund	$1,000.00	$1,023.49	$1.73
International Fund	$1,000.00	$1,021.83	$3.41

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The effective annual expense ratios are as follows:

Core Equity Fund (a)	0.39%
Small Companies Fund (b)	0.99%
Tax-Exempt Bond Fund (c)	0.34%
International Fund (d)	0.67%

(a)	The expense ratio for the Core Equity Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was decreased through a voluntary waiver to 0.37%, until September 22, 2017, when the voluntary waiver was decreased and the expense ratio of the Fund became 0.38%.

(b)	The expense ratio for the Small Companies Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was decreased through a voluntary waiver to 0.96%, until September 22, 2017, when the voluntary waiver was decreased and the expense ratio of the Fund became 1.03%.

(c)	The management fee of the Tax-Exempt Bond Fund was decreased through a voluntary waiver to 0.34%, which remained in effect in the reporting period.

(d)	The expense ratio for the International Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was decreased through a voluntary waiver to 0.65%, until September 22, 2017, when the voluntary waiver was decreased and the expense ratio of the Fund became 0.68%.

Approval of Investment Management and Subadvisory Agreements

Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees periodically consider the retention of new subadvisers.

Approval of Subadvisory Agreement – Cooke & Bieler, L.P. (Small Companies Fund)

At an in-person meeting on September 8, 2017, the Trustees considered a new subadvisory agreement with Cooke & Bieler, L.P. (“Cooke & Bieler”) (the “Cooke & Bieler Agreement”) for the Small Companies Fund. At this meeting, the Trustees met with representatives of Cooke & Bieler and received a presentation discussing Cooke & Bieler’s investment philosophy and process, past performance, subadvisory experience, investment team, compensation structure and risk management limits.

Prior to the September 8, 2017 meeting, the Trustees received written information regarding the proposed Cooke & Bieler Agreement, including: information as to the proposed allocation of assets among the Small Companies Fund’s subadvisers, and a summary of information about Cooke & Bieler, including its investment professionals, process, philosophy, portfolio construction, past performance and proposed subadvisory fees. In addition, at the meeting on September 8, 2017, the Trustees received information from the Trust’s Chief Compliance Officer as to his review of Cooke & Bieler’s Code of Ethics, Form ADV, and compliance program.

At the September 8, 2017 meeting, counsel to the Small Companies Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Cooke & Bieler Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the Cooke & Bieler Agreement. These factors included: the nature, quality, and extent of the services to be provided to the Small Companies Fund by Cooke & Bieler; Cooke & Bieler’s investment process; Cooke & Bieler’s historical performance record for its small cap value strategy; the qualifications and experience of the investment professionals who would be responsible for the management of their allocation of the Small Companies Fund’s assets; and Cooke & Bieler’s overall resources.

No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the Cooke & Bieler Agreement.

Nature, Extent, and Quality of Services Provided

The Trustees considered the specific investment processes Cooke & Bieler would use in managing its allocation of the Small Companies Fund’s assets. The Trustees looked at the qualifications of Cooke & Bieler’s investment team who would be responsible for managing its allocation of the Small Companies Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Cooke & Bieler were appropriate for the Small Companies Fund.

Investment Performance

The Trustees discussed the performance record for the strategy Cooke & Bieler would use in managing its allocation of the Fund’s assets as compared to its strategy benchmark and the Fund’s benchmark. The Trustees noted that the strategy’s performance compared favorably to its strategy benchmark for the period since its inception in August 2008. The Trustees concluded that this data supported the decision to approve the Cooke & Bieler Agreement.

Comparative Fees and Cost of Services Provided

The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that the fee schedule was competitive with the discretionary active manager that currently subadvises the Small Companies Fund and the other proposed subadviser. The Trustees also noted that CMC, not the Small Companies Fund, would pay the subadvisory fee to Cooke & Bieler. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by Cooke & Bieler.

Benefits to the Subadviser

The Trustees considered the ancillary benefits that could accrue to Cooke & Bieler due to its relationship with the Small Companies Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the Cooke & Bieler Agreement.

Profitability

The Trustees considered that Cooke & Bieler is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between Cooke & Bieler and CMC.

Economies of Scale

The Trustees noted that CMC, not the Small Companies Fund, would pay the subadvisory fee to Cooke & Bieler and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Small Companies Fund’s assets grow and whether there also might be benefits from such growth for the Small Companies Fund’s shareholders.

Other Considerations

The Trustees considered CMC’s judgment and recommendation that adding Cooke & Bieler as a subadviser would add value to the Small Companies Fund’s shareholders and would be complementary to both the existing and proposed subadvisers.

Conclusion

After full consideration of the factors described above along with other information, with no single factor considered determinative, the Trustees, including all of the Independent Trustees, concluded that the approval of the Cooke & Bieler Agreement was in the best interests of the Small Companies Fund and its shareholders and approved the Cooke & Bieler Agreement, with the proposed fee to be paid by CMC out of its management fee.

Approval of Subadvisory Agreement – Pzena Investment Management, LLC (Small Companies Fund)

At an in-person meeting on September 8, 2017, the Trustees considered a new subadvisory agreement with Pzena Investment Management, LLC (“Pzena”) (the “Pzena Agreement”) for the Small Companies Fund. At this meeting, the Trustees met with representatives of Pzena and received a presentation discussing Pzena’s ownership structure, investment philosophy and process, and past performance.

Prior to the September 8, 2017 meeting, the Trustees received written information regarding the proposed Pzena Agreement, including: information as to the proposed allocation of assets among the Small Companies Fund’s subadvisers, and a summary of information about Pzena, including its investment professionals, process, philosophy, past performance and proposed subadvisory fees. In addition, at the meeting on September 8, 2017, the Trustees received information from the Trust’s Chief Compliance Officer as to his review of Pzena’s Code of Ethics, Form ADV, and compliance program.

At the September 8, 2017 meeting, counsel to the Small Companies Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Pzena Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the Pzena Agreement. These factors included: the nature, quality, and extent of the services to be provided to the Small Companies Fund by Pzena; Pzena’s investment process; performance data for Pzena’s strategy; the qualifications and experience of the investment professionals who would be responsible for the management of their allocation of the Small Companies Fund’s assets; and Pzena’s overall resources.

No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the Pzena Agreement.

Nature, Extent, and Quality of Services Provided

The Trustees considered the specific investment processes Pzena would use in managing its allocation of the Small Companies Fund’s assets. The Trustees looked at the qualifications of Pzena’s investment team who would be responsible for managing its allocation of the Small Companies Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Pzena were appropriate for the Small Companies Fund.

Investment Performance

The Trustees discussed Pzena’s performance record for the strategy it would use in managing its allocation of the Small Companies Fund’s assets as compared to its strategy benchmark and the Small Companies Fund’s benchmark. The Trustees noted that the strategy’s performance compared favorably to its strategy benchmark for the period since its inception in January 1996. The Trustees concluded that this data supported the decision to approve the Pzena Agreement.

Comparative Fees and Cost of Services Provided

The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that CMC, not the Small Companies Fund, would pay the subadvisory fee to Pzena. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by Pzena.

Benefits to the Subadviser

The Trustees considered the ancillary benefits that could accrue to Pzena due to its relationship with the Small Companies Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the Pzena Agreement.

Profitability

The Trustees considered that Pzena is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between Pzena and CMC.

Economies of Scale

The Trustees noted that CMC, not the Small Companies Fund, would pay the subadvisory fee to Pzena and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Small Companies Fund’s assets grow and whether there also might be benefits from such growth for the Small Companies Fund’s shareholders.

Other Considerations

The Trustees considered CMC’s judgment and recommendation that adding Pzena as a subadviser would add value to the Small Companies Fund’s shareholders and would be complementary to both the existing and proposed subadvisers.

Conclusion

After full consideration of the factors described above along with other information, with no single factor considered determinative, the Trustees, including all of the Independent Trustees, concluded that the approval of the Pzena Agreement was in the best interests of the Small Companies Fund and its shareholders and approved the Pzena Agreement, with the proposed fee to be paid by CMC out of its management fee.

Approval of Investment Management and Subadvisory Agreements (All Funds)

At their in-person meetings on November 3 and December 7, 2017, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC, Artisan Partners Limited Partnership, Fiduciary Counselling, Inc. (“FCI”), Kennedy Capital Management, Inc., O’Shaughnessy Asset Management, LLC, Parametric Portfolio Associates LLC, Sit Fixed Income Advisors II, LLC, Templeton Investment Counsel, LLC and WCM Investment Management.

Prior to the November 3, 2017 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review. In response to requests from the Trustees for certain additional information following review of the materials provided for the November 3, 2017 meeting, CMC and certain of the Subadvisers provided supplemental information in connection with the December 7, 2017 meeting.

At the November 3 and December 7, 2017 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements.

Nature, Extent, and Quality of Services Provided

The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance

The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds. The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided

The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other clients, as applicable. The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving certain fees payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective September 22, 2017, CMC has voluntarily agreed to waive (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.38%; (ii) the management fee for the Small Companies Fund from the contractual fee of 1.35% to 1.03%; (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.34%; and (iv) the management fee for the International Fund from the contractual fee of 1.00% to 0.68%.

Management Profitability

The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.

Economies of Scale

The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Conclusion

Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (75) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee: Tenure: 7 years Term: Indefinite As Chairman Tenure: 2013- Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None
Charles W. Rasmussen[1] (51) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 18 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 7 Years Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	Nu Star Inc. (private company, 2014- Present)
Laura E. Rasmussen[1] (54) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee: Term: Indefinite Tenure: 18 years As Chairman of the Audit Committee: Tenure: 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006- Present)	4	None
Lindsay R. Schack (40) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015- Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Architect, Tuya Studios, Inc. (architectural services, 2011 – 2012), Project Designer, Montana State University (2007 – 2011), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None
David M. Weyerhaeuser (59) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016- Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	R.D. Merrill Company, Inc. (private company, 1992 – Present)

[1]	Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Sara G. Dent[2] (59) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2013 – Present Term: Indefinite	Private Investor	4	None
E. Rodman Titcomb, Jr.[3] (69) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016- Present Term: Indefinite	Chairman and Chief Executive Officer, Rock Island Company (holding company, 1998 – 2013), Managing Director, Elizabeth Ordway Dunn Foundation (1983 – 2013)	4	Rock Island Company (private company, 1998- 2013)
Justin H. Weyerhaeuser[4] (44) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	Tenure: 10 years Term: Indefinite As President and Treasurer: Tenure: 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham & Stubbs LLP (law firm, November 2011 – February 2013)	4	None
Stephen G. Simon (49) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer and Secretary	Tenure: 2014 – Present Term: Reappointed Annually As Secretary: Tenure: 2016 – Present Term: Reappointed Annually	Chief Compliance Officer, Fiduciary Counselling, Inc. (February 2014 – Present), Chief Compliance Officer, Clearwater Management Company (March 2014 – Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004 – February 2014).	N/A	N/A

[2]	Ms. Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in one of the Funds in the Trust. From June 2015 through June 2016, Ms. Dent also served as Secretary of the Trust.

[3]	Mr. Titcomb is an interested Trustee due to his brother’s position as a director of CMC.

[4]	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Shari L. Clifford (49) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (November 2007 – February 2014)	N/A	N/A
Michael D. Jiang (33) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2016 – Present Term: Reappointed Annually	The Northern Trust Company, Second Vice President (2015-Present)	N/A	N/A

Additional information about the Funds’ Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Federal Tax Information

(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends and 27.87% of qualified short term gains were paid during the fiscal year ended December 31, 2017 for the Core Equity Fund, 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2017 for the Small Companies Fund, and 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2017 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017.

Corporate Dividends-Received Deduction. 100.00% and 1.71% of the dividends distributed during the fiscal year ended December 31, 2017, for the Core Equity and Small Companies, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Funds made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain

Core Equity(1)	$26,497,925
Small Companies(2)	49,069,167
Tax-Exempt Bond	2,113,229
International (3)	7,930,041

(1)	During the fiscal year 2017, Core Equity Fund designated long-term capital gain distributions in the amount of $27,867,934. Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $26,497,925.

(2)	During the fiscal year 2017, Small Companies Fund designated long-term capital gain distributions in the amount of $50,313,637. Small Companies Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $49,069,167.

(3)	During the fiscal year 2017, International Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gains in the amount of $8,534,656. As a result the Fund paid long-term capital gain distributions in the amount of $7,930,041.

Clearwater Investment Trust

Financial Statements

For the Fiscal Year Ended December 31, 2017

Table of Contents

Financial Statements:

1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
9	Notes to Financial Statements
28	Schedules of Investments
28	Core Equity Fund
42	Small Companies Fund
50	Tax-Exempt Bond Fund
64	International Fund

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Clearwater Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), each a series of Clearwater Investment Trust, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians, transfer agents, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.

Minneapolis, Minnesota
February 23, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

1

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2017

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $251,668,459, $327,507,517, $490,035,832 and $418,220,351, respectively)	$538,985,975	373,299,955	515,317,851	623,531,280
Foreign currencies, at value (cost: $388, $0, $0 and $270,152, respectively)	410	-	-	272,914
Cash (restricted:$0, $0, $1,345,895 and $0, respectively)	-	-	5,483,102	-
Receivable for securities sold	399,337	627,947	-	90,493
Receivable for shares of beneficial interest sold	118,000	-	-	-
Accrued dividend and interest receivable	507,340	319,131	5,269,534	641,514
Foreign tax reclaim receivable	12,953	-	-	1,367,175
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	76,201
Total assets	540,024,015	374,247,033	526,070,487	625,979,577
Liabilities
Payables for investment securities purchased	131,821	3,574,687	-	55,886
Accrued investment advisory fee	506,015	952,396	444,497	1,056,623
Payable for dividend distribution	-	-	238,897	-
Payable for variation margin on futures contracts	-	-	231,188	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	99,851
Deferred foreign capital gains taxes payable	-	-	-	125,215
Short-term Financing	994,371	-	-	-
Total liabilities	1,632,207	4,527,083	914,582	1,337,575
Net assets	$538,391,808	369,719,950	525,155,905	624,642,002
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 12,459,928, 19,537,740, 51,417,934 and 36,261,774 shares, respectively)	$241,033,506	318,424,004	494,373,804	419,672,764
Undistributed (overdistributed) net investment income	199,502	-	4,066,323	(2,481,650)
Accumulated net realized gain from investments and foreign currency transactions	9,841,262	5,503,508	1,037,885	2,279,309
Unrealized appreciation of investments and translation of assets and liabilities in foreign currencies	287,317,538	45,792,438	25,677,893	205,171,579
Net assets	$538,391,808	369,719,950	525,155,905	624,642,002
Net asset value per share of outstanding capital stock	$43.21	18.92	10.21	17.23

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Statements of Operations
Year ended December 31, 2017

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $53,309, $6,746, $0 and $1,402,734, respectively)	$9,510,825	3,832,516	1,564,046	13,565,687
Interest	-	-	22,128,192	-
Total income	9,510,825	3,832,516	23,692,238	13,565,687
Expenses:
Investment advisory fee	4,508,545	4,722,492	3,030,017	5,793,357
Voluntary fee reduction	(2,572,360)	(1,244,414)	(1,313,006)	(1,923,104)
Other expenses	170	170	85	170
Total net expenses	1,936,355	3,478,248	1,717,096	3,870,423
Net investment income	7,574,470	354,268	21,975,142	9,695,264
Net realized gain (loss) on:
Security transactions	38,688,118	62,106,611	362,887	36,085,164
Forward foreign currency exchange contracts	-	-	-	(131,701)
Foreign currency transactions	-	-	-	26,483
Futures contracts	-	-	3,335,300	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $(125,215), respectively)	59,003,242	(17,724,945)	15,331,617	88,716,522
Forward foreign currency exchange contracts	-	-	-	(243,107)
Futures contracts	-	-	395,874	-
Translation of other assets and liabilities denominated in foreign currencies	28	-	-	130,401
Net gain (loss) on investments	97,691,388	44,381,666	19,425,678	124,583,762
Net increase (decrease) in net assets resulting from operations	$105,265,858	44,735,934	41,400,820	134,279,026

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets
Years ended December 31, 2017 and 2016

	Core Equity Fund		Small Companies Fund
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Operations:
Net investment income	$7,574,470	7,374,769	354,268	848,536
Net realized gain	38,688,118	32,005,747	62,106,611	11,553,619
Net increase (decrease) in unrealized appreciation/depreciation	59,003,270	5,670,222	(17,724,945)	43,242,489
Net increase in net assets resulting from operations	105,265,858	45,050,738	44,735,934	55,644,644
Distributions to shareholders from:
Net investment income	(7,688,471)	(5,855,358)	(483,397)	(778,724)
Net realized gain	(26,497,925)	(18,781,174)	(57,259,786)	(12,145,074)
Total distributions to shareholders	(34,186,396)	(24,636,532)	(57,743,183)	(12,923,798)
Capital share transactions:
Proceeds from shares sold	17,783,135	10,473,387	4,295,100	34,485,963
Reinvestment of distributions from net investment income and net realized gain	34,174,713	24,636,527	57,743,183	12,923,794
Payments for shares redeemed	(51,127,836)	(81,459,509)	(22,704,074)	(46,117,773)
Net increase (decrease) in net assets from capital share transactions	830,012	(46,349,595)	39,334,209	1,291,984
Total increase (decrease) in net assets	71,909,474	(25,935,389)	26,326,960	44,012,830
Net assets:
At the beginning of the year	466,482,334	492,417,723	343,392,990	299,380,160
At the end of the year	$538,391,808	466,482,334	369,719,950	343,392,990
Undistributed net investment income	$199,502	-	-	-

	Tax-Exempt Bond Fund		International Fund
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Operations:
Net investment income	$21,975,142	23,074,963	9,695,264	9,534,698
Net realized gain (loss)	3,698,187	1,657,062	35,979,946	(21,953,873)
Net increase (decrease) in unrealized appreciation/depreciation	15,727,491	(12,178,939)	88,603,816	23,655,177
Net increase in net assets resulting from operations	41,400,820	12,553,086	134,279,026	11,236,002
Distributions to shareholders from:
Net investment income	(24,005,546)	(22,085,107)	(10,724,142)	(9,674,768)
Net realized gain	(3,125,893)	(1,169,087)	(7,930,041)	(12,673)
Total distributions to shareholders	(27,131,439)	(23,254,194)	(18,654,183)	(9,687,441)
Capital share transactions:
Proceeds from shares sold	25,194,500	19,338,667	13,231,107	34,599,021
Reinvestment of distributions from net investment income and net realized gain	27,662,365	22,594,801	18,654,200	9,687,457
Payments for shares redeemed	(26,826,167)	(59,149,478)	(31,866,974)	(28,020,420)
Net increase (decrease) in net assets from capital share transactions	26,030,698	(17,216,010)	18,333	16,266,058
Total increase (decrease) in net assets	40,300,079	(27,917,118)	115,643,176	17,814,619
Net assets:
At the beginning of the year	484,855,826	512,772,944	508,998,826	491,184,207
At the end of the year	$525,155,905	484,855,826	624,642,002	508,998,826
Undistributed (overdistributed) net investment income	$4,066,323	1,098,542	(2,481,650)	(1,591,305)

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Core Equity Fund	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.43	35.57	39.41	37.77	28.81
Income (loss) from investment operations:
Net investment income	0.64	0.65	0.64	0.60	0.51
Net realized and unrealized gains (losses)	8.03	3.27	(0.96)	2.91	8.95
Total from investment operations	8.67	3.92	(0.32)	3.51	9.46
Less distributions to shareholders from:
Net investment income	(0.65)	(0.49)	(0.60)	(0.63)	(0.50)
Net realized gain	(2.24)	(1.57)	(2.92)	(1.24)	-
Total distributions to shareholders:	(2.89)	(2.06)	(3.52)	(1.87)	(0.50)
Net asset value, end of year	$43.21	37.43	35.57	39.41	37.77
Total return (a)	23.26%	10.98%	(0.71)%	9.23%	32.85%
Net assets, end of year (000s omitted)	$538,392	466,482	492,418	541,017	523,042
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.39%	0.43%	0.42%	0.50%	0.50%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	1.51%	1.63%	1.52%	1.50%	1.51%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	1.00%	1.16%	1.02%	1.10%	1.11%
Portfolio turnover rate (excluding short-term securities)	31.13%	44.11%	94.07%	13.54%	21.07%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.38%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.52%.

(d)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.37%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.53%.

(e)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.44%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.46%.

(f)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers,decreased to 0.40%. Also effective March 16, 2015, the Adviser increased the voluntary waiver to 0.50%.

(g)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.40%.

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Small Companies Fund	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.79	17.18	20.30	22.35	18.70
Income (loss) from investment operations:
Net investment income	0.02	0.07	0.07	0.05	0.05
Net realized and unrealized gains (losses)	2.58	3.30	(0.90)	1.10	6.30
Total from investment operations	2.60	3.37	(0.83)	1.15	6.35
Less distributions to shareholders from:
Net investment income	(0.03)	(0.05)	(0.06)	(0.04)	(0.06)
Net realized gain	(3.44)	(0.71)	(2.23)	(3.16)	(2.64)
Total distributions to shareholders:	(3.47)	(0.76)	(2.29)	(3.20)	(2.70)
Net asset value, end of year	$18.92	19.79	17.18	20.30	22.35
Total return (a)	13.46%	19.67%	(3.96)%	5.03%	34.01%
Net assets, end of year (000s omitted)	$369,720	343,393	299,380	333,888	343,068
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.99%	1.02%	0.97%	0.94%	0.95%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	0.11%	0.28%	0.22%	0.24%	0.21%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	(0.25)%	(0.05)%	(0.16)%	(0.17)%	(0.19)%
Portfolio turnover rate (excluding short-term securities)	113.85%	78.82%	58.71%	55.51%	59.84%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2017, the Adviser decreased the voluntary waiver to 0.32%.

(d)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.96%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.39%.

(e)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.32%.

(f)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.98%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.37%.

(g)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.93	10.16	10.16	9.23	10.15
Income (loss) from investment operations:
Net investment income	0.45	0.46	0.42	0.44	0.46
Net realized and unrealized gains (losses)	0.38	(0.23)	0.04	0.95	(0.84)
Total from investment operations	0.83	0.23	0.46	1.39	(0.38)
Less distributions to shareholders from:
Net investment income	(0.49)	(0.44)	(0.42)	(0.44)	(0.46)
Net realized gain	(0.06)	(0.02)	(0.04)	(0.02)	(0.08)
Total distributions to shareholders:	(0.55)	(0.46)	(0.46)	(0.46)	(0.54)
Net asset value, end of year	$10.21	9.93	10.16	10.16	9.23
Total return (a)	8.54%	2.28%	4.73%	15.29%	(3.77)%
Net assets, end of year (000s omitted)	$525,156	484,856	512,773	507,982	465,026
Ratio of expenses, net of waivers, to average net assets (b), (c), (d)	0.34%	0.34%	0.34%	0.33%	0.34%
Ratio of expenses, before waivers, to average net assets (b), (c), (d)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d)	4.35%	4.54%	4.23%	4.48%	4.78%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d)	4.09%	4.28%	3.97%	4.21%	4.52%
Portfolio turnover rate (excluding short-term securities)	13.28%	13.48%	18.93%	22.25%	31.65%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.34%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.26%.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
International Fund	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.04	14.02	14.41	15.76	13.33
Income (loss) from investment operations:
Net investment income	0.27	0.27	0.28	0.35	0.29
Net realized and unrealized gains (losses)	3.44	0.02	(0.31)	(1.08)	2.62
Total from investment operations	3.71	0.29	(0.03)	(0.73)	2.91
Less distributions to shareholders from:
Net investment income	(0.30)	(0.27)	(0.28)	(0.36)	(0.34)
Net realized gain	(0.22)	- (a)	(0.08)	(0.26)	(0.14)
Total distributions to shareholders:	(0.52)	(0.27)	(0.36)	(0.62)	(0.48)
Net asset value, end of year	$17.23	14.04	14.02	14.41	15.76
Total return (b)	26.54%	2.09%	(0.15)%	(4.70)%	21.85%
Net assets, end of year (000s omitted)	$624,642	508,999	491,184	481,943	511,904
Ratio of expenses, net of waivers, to average net assets (c), (d), (e), (f), (g), (h)	0.67%	0.70%	0.69%	0.67%	0.66%
Ratio of expenses, before waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (d), (e), (f), (g), (h)	1.67%	1.90%	1.87%	2.22%	1.99%
Ratio of net investment income (loss), before waivers, to average net assets (d), (e), (f), (g), (h)	1.34%	1.60%	1.56%	1.89%	1.65%
Portfolio turnover rate (excluding short-term securities)	36.17%	37.21%	18.49%	15.33%	22.54%

(a)	Per share amounts from distributions paid from net realized gain were less than $0.01 per share.

(b)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective September 22, 2017, the Advisor decreased the voluntary waiver to 0.32%.

(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.35%.

(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.30%.

(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.69%. Also effective March 16, 2015, the Advisor decreased the voluntary waiver to 0.31%.

(h)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, increased to 0.67%. Also effective March 15, 2013, the Adviser decreased the voluntary waiver to 0.33%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), ClearwaterTax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”). Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Effective May 18, 2017, the Trust terminated Denver Investments (“Denver”), one of the subadvisers to the Clearwater International Fund.

Effective September 8, 2017, the Trust terminated Keeley-Teton Advisors, LLC (“Keeley-Teton”), one of the subadvisers to the Clearwater Small Companies Fund.

Effective September 22, 2017, the Trust appointed Pzena Investment Management, LLC (“Pzena”) and Cooke & Bieler, L.P. (“Cooke & Bieler”), as two of its subadvisers to the Clearwater Small Companies Fund.

Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates, LLC (“Parametric”), AQR Capital Management (“AQR”), and O’Shaughnessy Asset Management (“OSAM”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that match, before fees and expenses, the

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2017

investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Pzena and Cooke & Bieler. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. All exempt interest income may increase certain corporate shareholders’ alternative minimum tax. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds, and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts or options in futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s assets will be allocated to

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

Parametric, and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that match, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

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Notes to Financial Statements
December 31, 2017

Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Futures Contracts

The Tax-Exempt Bond Fund invests in long or short financial futures contracts for hedging purposes or to manage duration or gain additional exposure to bond markets/interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various securities and securities indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts within net increase (decrease) in unrealized appreciation/depreciation on futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

12	(Continued)

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Notes to Financial Statements
December 31, 2017

(d)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(e)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates.Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(f)	Master Limited Partnerships

The Core Equity and International Funds invest in Master Limited Partnerships (“MLPs”). The benefits derived from the Funds’ investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Funds were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Funds with respect to their investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Funds must include their allocable share of an

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2017

MLP’s taxable income in their reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Funds may have to liquidate securities to make required distributions to shareholders.

(g)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(h)	Short-Term Investments

The Core Equity, Small Companies, Tax-Exempt Bond, and International Funds currently invest in the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.

(i)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the applicable Funds.

(j)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2014, 2015, 2016, and 2017 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

14	(Continued)

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Notes to Financial Statements
December 31, 2017

months. The tax character of distributions by the Funds during the years ended December 31, 2017 and 2016 was as follows:

	Tax-Exempt		Ordinary Income*
	2017	2016	2017	2016
Core Equity Fund	$-	$-	$7,688,471	$5,855,360
Small Companies Fund	-	-	8,674,016	848,536
Tax-Exempt Bond Fund	24,359,964	21,330,974	1,189,281	97,304
International Fund	-	-	10,724,142	9,674,768

	Long-Term Capital Gains**
	2017	2016
Core Equity Fund	$26,497,925	$18,781,172
Small Companies Fund	49,069,167	12,075,262
Tax-Exempt Bond Fund	2,113,229	1,167,286
International Fund	7,930,041	12,673

* In addition to the ordinary income distributions, during 2017 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

Core Equity Fund	$43,242
Small Companies Fund	$928,098
International Fund	$60,990

** In addition to the long-term capital gain distributions, during 2017 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

Core Equity Fund	$1,370,009
Small Companies Fund	$1,244,470
International Fund	$604,615

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$313,778	$2,522,390	$219,745	$305,918
Undistributed tax-exempt income	-	-	598,085	-
Undistributed capital gain	9,941,125	3,382,227	1,214,014	3,032,724
Accumulated capital losses and other	-	-	(238,897)	(8,557)
Unrealized appreciation	287,103,399	45,391,328	28,989,154	201,639,153
Total	$297,358,302	$51,295,945	$30,782,101	$204,969,238

Distributions to shareholders from net investment income and net realized gain are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends from investments in Real Estate Investment Trusts (“REITs”) and Partnerships gains and losses. At December 31, 2017, the Funds utilized equalization accounting whereby a portion of redemption payments were treated as distributions. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2017, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed (overdistributed) net investment income	$313,503	$129,129	$12,994	$138,533
Accumulated net realized gain (loss)	(15,942,377)	(2,301,697)	(12,994)	(804,138)
Additonal paid-in capital	15,628,874	2,172,568	-	665,605

(k)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended December 31, 2017, the Core Equity, Small Companies and International Funds utilized equalization accounting with respect to distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

(l)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(m)	Recent Accounting Pronouncements

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. The financial statements reflect these amendments to Regulation S-X.

(n)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

●	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

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Notes to Financial Statements
December 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2017.

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Funds have adopted ASU 2016-19 for the year ended December 31, 2017.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$536,258,712	$-	$-	$536,258,712
Rights	-	-	1,675	1,675
Short-Term Investments	2,725,588	-	-	2,725,588
Total	$538,984,300	$-	$1,675	$538,985,975

(a) For the Core Equity Fund, the investment value is comprised of equity securities, rights and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. Two rights were deemed Level 3 classifications, as their trading was suspended pending corporate actions and these rights were valued at period end using internally determined prices.

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2016.

There were no significant Level 3 valuations at December 31, 2017.

	Small Companies Fund (b)
	Level 1	Level 2	Level 3		Total
Common Stocks	$354,150,741	$99,673	$-		$354,250,414
Preferred Stocks	3,048,176	-	-		3,048,176
Rights	-	-	-	*	-
Warrant	-	-	-	*	-
Short-Term Investments	16,001,365	-	-		16,001,365
Total	$373,200,282	$99,673	$-		$373,299,955

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Notes to Financial Statements
December 31, 2017

* Security has been deemed worthless and is a Level 3 investment.

(b) For the Small Companies Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2016.

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$24,680,778	$-	$-	$24,680,778
Municipal Bonds
Airports	-	2,866,940	-	2,866,940
Bond Banks	-	522,564	-	522,564
Development	-	33,957,919	-	33,957,919
Education	-	36,781,843	-	36,781,843
Facilities	-	3,011,839	-	3,011,839
General	-	45,063,226	-	45,063,226
General Obligations	-	22,839,025	-	22,839,025
Higher Education	-	18,880,648	-	18,880,648
Housing	-	29,446,745	-	29,446,745
Medical	-	35,572,500	-	35,572,500
Mello-Roos	-	1,787,544	-	1,787,544
Multifamily Housing	-	43,042,161	-	43,042,161
Nursing Home	-	65,881,987	-	65,881,987
Power	-	3,873,808	-	3,873,808
School District	-	32,301,241	-	32,301,241
Single Family Housing	-	92,991,031	-	92,991,031
Student Loan	-	1,464,222	-	1,464,222
Transportation	-	7,352,054	-	7,352,054
Utilities	-	398,764	-	398,764
Water	-	6,264,445	-	6,264,445
Short-Term Investments	6,336,567	-	-	6,336,567
Total	$31,017,345	$484,300,506	$-	$515,317,851

(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

Tax-Exempt Bond Fund
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures contracts	$395,874	$-	$-	$395,874
Net Other Financial Instruments	$395,874	$-	$-	$395,874

The futures contracts outstanding at December 31, 2017 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table and on the Statements of Operations.

The Tax-Exempt Bond Fund, records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2017, for the Tax-Exempt Bond Fund, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2016.

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Thailand	$-	$689,527	$-	$689,527
All other countries	589,158,815	-	-	589,158,815
Preferred Stocks	5,261,772	-	-	5,261,772
Rights	21,276	-	-	21,276
Short-Term Investments	28,399,890	-	-	28,399,890
Total	$662,841,753	$689,527	$-	$623,531,280

(d) For the International Fund, the investment value is comprised of equity securities, rights and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. One

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

inactively traded Thailand based security was valued based on the prices of similar securities resulting in Level 2 classifications.

International Fund
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$-	$76,201	$-	$76,201
Liabilities
Forward foreign currency exchange contracts	-	(99,851)	-	(99,851)
Net Other Financial Instruments	$-	$(23,650)	$-	$(23,650)

The forward foreign currency exchange contracts outstanding at December 31, 2017 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

There were no significant Level 3 valuations at December 31, 2017.

The International Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2017, for the International Fund, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2016.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2017, were as follows:

	Purchases	Sales
Core Equity Fund	$154,981,215	$179,770,052
Small Companies Fund	386,020,467	401,928,389
Tax-Exempt Bond Fund	82,026,248	64,627,121
International Fund	200,061,976	218,207,129

(5)	Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and 2016 were as follows:

	Core Equity Fund		Small Companies Fund
	2017	2016	2017	2016
Sold	413,847	300,366	203,833	1,915,674
Issued for reinvestment of distributions	800,157	652,796	3,111,163	655,033
Redeemed	(1,216,957)	(2,334,337)	(1,127,622)	(2,643,251)
Net Increase (decrease)	(2,953)	(1,381,175)	2,187,374	(72,544)

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

	Tax-Exempt Bond Fund		International Fund
	2017	2016	2017	2016
Sold	2,493,171	1,899,036	805,478	2,532,939
Issued for reinvestment of distributions	2,737,332	2,207,354	1,105,107	694,441
Redeemed	(2,655,913)	(5,753,602)	(1,900,836)	(1,998,537)
Net Increase (decrease)	2,574,590	(1,647,212)	9,749	1,228,843

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2017 through the fiscal year ended December 31, 2017, the International Fund incurred capital losses and/or late year losses in the amount of $8,557 which the Fund intends to treat as having been incurred in the following fiscal year.

At December 31, 2017, the Funds had no short-term or long-term capital loss carryforwards available to offset future net capital gains. During the fiscal year ended December 31, 2017, the International Fund utilized $23,948,482 in capital losses.

(7) Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the year ended December 31, 2017, voluntary waivers on management fees were as follows:

	Management Fees Voluntary Waivers
		Voluntary Waiver %
	Voluntary Waiver %	Effective from	Voluntary Waiver %
	Prior to	March 16, 2017, to	Effective
	March 16, 2017	September 21, 2017	September 22, 2017
Core Equity Fund	(0.46)	(0.53)	(0.52)
Small Companies Fund	(0.32)	(0.39)	(0.32)
Tax-Exempt Bond Fund	(0.26)	(0.26)	(0.26)
International Fund	(0.30)	(0.35)	(0.32)

The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective March 16, 2015, the net management fee actually paid for the Tax-Exempt Bond Fund due to the Adviser’s modification of the voluntary waiver for the Fund was 0.34%. Effective September 22, 2017, the net management fees actually paid for the Core Equity Fund, Small Companies Fund and the International Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.38%, 1.03% and 0.68%, respectively.

The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Core Equity Fund, payable to Parametric, OSAM and AQR is equal to an annual rate of 0.15%, 0.35% and 0.35% of the portions of net assets managed, respectively.

The subadvisory fee for the Small Companies Fund, payable to Keeley-Teton, for its portion of net assets managed was based on the following annual rates:

Keeley-Teton
First $2 Million	1.00%
Next $8 Million	0.85%
Over $10 Million	0.70%

The subadvisory fee for the Small Companies Fund, payable to Pzena for its portion of net assets managed is 1%.

The subadvisory fee for the Small Companies Fund, payable to KCM and Cooke & Bieler for each of their respective portions of net assets managed is based on the following annual rates:

KCM
Up to and including $50 Million	0.85%
Over $50 Million	0.80%

Cooke &
Bieler
First $15 million	1.00%
Next $20 million	0.765%
Next $25 million	0.7225%
All assets in excess of $60 million	0.68%

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

The subadvisory fee for the Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
Up to and including $20 Million	0.40%
Next $30 Million	0.30%
Next $25 Million	0.25%
Next $175 Million	0.20%
Over $250 Million	0.18%

The subadvisory fee for the International Fund, payable to Denver, for its portion of net assets managed was based on the following annual rates:

Denver
First $10 Million	1.25%
All assets in excess of $10 Million	0.85%

The subadvisory fee for the International Fund, payable to Parametric and WCM, is equal to an annual rate of 0.15% and 0.80% of the portions of net assets managed, respectively.

The subadvisory fee for the International Fund, payable to Artisan Partners and Templeton for each of their respective portions of net assets managed is based on the following annual rates:

Artisan
Partners
First $50 Million	0.80%
Next $50 Million	0.60%
All assets in excess of $100 Million	0.50%

Templeton
First $25 Million	0.95%
Next $25 Million	0.85%
Next $50 Million	0.75%
Next $150 Million	0.65%
Next $250 Million	0.55%
Over $500 Million	0.50%

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2017

subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

On July 3, 2017, the Board of Trustees approved the Funds to engage ReFlow Fund, LLC (“ReFlow”) for their liquidity program. For a fee, ReFlow provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases. ReFlow then generally redeems those shares when the Fund experiences net sales. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies.

(8)	Derivative Instruments

Information concerning the types of derivatives in which the Tax-Exempt Bond Fund and International Fund invest, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the Tax-Exempt Bond Fund and International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2017, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The futures contracts and forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

ASSETS					LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value	Counterparty

Tax-Exempt Bond Fund	Futures contract	Net unrealized appreciation on futures contracts	$395,874	*	Net unrealized depreciation on futures contracts	$-	Northern Trust

International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign Currency exchange contracts	$76,201		Unrealized depreciation on forward foreign currency exchange contracts	$99,851	Northern Trust

* Represents cumulative appreciation/depreciation on futures contracts as in the Schedules of Investments. Only the variation margin receivable/payable is reported within the Statement of Assets and Liabilities for futures contracts.

25	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2017

The following tables set forth by primary risk exposure the Tax-Exempt Bond Fund’s and International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts and forward foreign currency exchange contracts for the year ended December 31, 2017:

Name of Fund	Derivative Type	Statements of Operations Location	Amount	Name of Fund	Derivative Type	Statements of Operations Locations	Amount
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss)on futures contracts	$3,335,300	Tax-Exempt Bond Fund	Futures contracts	Net increase (decrease) in unrealized appreciation/ depreciation on futures contracts	$395,874
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss)on forward foreign currency exchange contracts	$(131,701)	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$(243,107)

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund and International Fund, the number of transactions and weighted average notional amounts of forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2017.

Tax-Exempt Bond Fund
Futures Contracts
Number of Transactions	Weighted Average Notional Amount
2,650	$56,835,906

International Fund
Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
15	$6,082,109

(9)	Short-term Financing

On July 3, 2017, the Board of Trustees approved the Funds to engage ReFlow Fund, LLC (“ReFlow”) for their liquidity program. For a fee, ReFlow provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is

26	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2017

generally required to redeem the shares purchased by ReFlow within 30 days (15 days if redeemed in-kind). As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the statement of assets and liabilities. The fee paid on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.20% and is paid by the Adviser under the unified advisory fee agreement. During the year ended December 31, 2017, the Fund below utilized the ReFlow arrangement. The average rate paid to ReFlow by the Adviser was 0.20%.

Average Amount Oustanding For Days in Use
Core Equity Fund	$692,567

27	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
1,500	ADVANCE AUTO PARTS, INC.	$53,557	149,535
5,950	AMAZON.COM, INC.(b)	267,559	6,958,346
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	86,528
1,100	AUTOLIV, INC.(c)	19,410	139,788
300	AUTOZONE, INC.(b)	19,223	213,411
68,311	BEST BUY CO., INC.	2,507,318	4,677,254
1,400	BIG LOTS, INC.	15,477	78,610
5,067	BORGWARNER, INC.	82,026	258,873
750	BRINKER INTERNATIONAL, INC.	10,084	29,130
958	BURLINGTON STORES, INC.(b)	81,036	117,863
300	CABLE ONE, INC.	113,966	211,005
4,168	CARMAX, INC.(b)	50,984	267,294
18,371	CARNIVAL CORP.	1,222,046	1,219,283
1,377	CARTER’S, INC.	119,865	161,784
4,161	CBS CORP., CLASS B (NON VOTING)	27,109	245,499
3,229	CHARTER COMMUNICATIONS, INC., CLASS A(b)	121,025	1,084,815
4,600	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A	628	21,160
80,438	COMCAST CORP., CLASS A	1,346,456	3,221,542
4,600	D.R. HORTON, INC.	10,857	234,922
1,826	DARDEN RESTAURANTS, INC.	79,573	175,333
321	DELPHI TECHNOLOGIES PLC(b)(c)	14,260	16,843
1,500	DICK’S SPORTING GOODS, INC.	24,803	43,110
2,800	DISH NETWORK CORP., CLASS A(b)	135,875	133,700
3,089	DOLLAR GENERAL CORP.	207,226	287,308
7,876	DOLLAR TREE, INC.(b)	150,254	845,174
900	DOMINO’S PIZZA, INC.	90,041	170,064
2,737	ENTERCOM COMMUNICATIONS CORP., CLASS A	3,140	29,560
3,055	EXPEDIA, INC.	219,880	365,897
3,359	FERRARI N.V.(c)	255,443	352,158
700	FLOOR & DECOR HOLDINGS, INC., CLASS A(b)	30,751	34,076
3,000	FOOT LOCKER, INC.	40,393	140,640
38,163	FORD MOTOR CO.	164,117	476,656
3,600	GAMESTOP CORP., CLASS A	14,505	64,620
1,833	GAP (THE), INC.	42,086	62,432
7,229	GARMIN LTD.(c)	282,862	430,632
25,754	GENERAL MOTORS CO.	805,390	1,055,656
22,734	GENTEX CORP.	232,271	476,277
3,450	GENUINE PARTS CO.	102,424	327,784
1,200	H&R BLOCK, INC.	32,279	31,464
4,700	HANESBRANDS, INC.	67,353	98,277
6,750	HARLEY-DAVIDSON, INC.	39,547	343,440
1,218	HASBRO, INC.	73,438	110,704
800	HILTON GRAND VACATIONS, INC.(b)	34,176	33,560
20,367	HOME DEPOT (THE), INC.	858,232	3,860,157
305	ILG, INC.	1,053	8,686
1,700	INTERNATIONAL GAME TECHNOLOGY PLC	45,829	45,067
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	314,496
18,907	KOHL’S CORP.	556,683	1,025,327
6,190	L BRANDS, INC.	70,745	372,762
4,983	LAS VEGAS SANDS CORP.	158,264	346,269
12,739	LEAR CORP.	1,420,083	2,250,472
2,900	LENNAR CORP., CLASS A	37,613	183,396
58	LENNAR CORP., CLASS B	652	2,997
1,600	LIBERTY BROADBAND CORP., CLASS C(b)	135,837	136,256
1,389	LIBERTY EXPEDIA HOLDINGS, INC., CLASS A(b)	15,147	61,574
5,832	LIBERTY GLOBAL PLC, CLASS A(b)(c)	42,377	209,019
7,374	LIBERTY GLOBAL PLC, CLASS C(b)(c)	51,974	249,536
51,697	LIBERTY INTERACTIVE CORP. QVC GROUP, CLASS A(b)	984,372	1,262,441
1,000	LIBERTY MEDIA CORP.-LIBERTY FORMULA ONE, CLASS A(b)	33,470	32,720
2,300	LIBERTY MEDIA CORP.-LIBERTY FORMULA ONE, CLASS C(b)	80,654	78,568
980	LIBERTY TRIPADVISOR HOLDINGS, INC., CLASS A(b)	1,653	9,236
1,183	LIBERTY VENTURES, SERIES A(b)	7,144	64,166
1,000	LIONS GATE ENTERTAINMENT CORP., CLASS A(b)	32,510	33,810
1,300	LIONS GATE ENTERTAINMENT CORP., CLASS B(b)	39,739	41,262
1,200	LKQ CORP.(b)	14,970	48,804

See accompanying notes to financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
400	LOWE’S COS., INC.	$34,236	37,176
1,300	LULULEMON ATHLETICA, INC.(b)(c)	99,526	102,167
3,800	MACY’S, INC.	47,080	95,722
3,998	MARRIOTT INTERNATIONAL, INC., CLASS A	185,782	542,649
244	MARRIOTT VACATIONS WORLDWIDE CORP.	3,057	32,991
5,000	MATTEL, INC.	80,253	76,900
22,161	MCDONALD’S CORP.	1,818,098	3,814,351
15,865	MELCO RESORTS & ENTERTAINMENT LTD. ADR(c)(d)	331,523	460,720
6,600	MGM RESORTS INTERNATIONAL	54,921	220,374
10,005	MICHAEL KORS HOLDINGS LTD.(b)(c)	570,464	629,815
600	MOHAWK INDUSTRIES, INC.(b)	26,796	165,540
600	MURPHY USA, INC.(b)	4,392	48,216
4,600	NETFLIX, INC.(b)	38,319	883,016
6,015	NEWELL BRANDS, INC.	85,762	185,863
2,375	NEWS CORP., CLASS A	7,170	38,499
17,800	NIKE, INC., CLASS B	268,854	1,113,390
4,300	NORDSTROM, INC.	45,233	203,734
600	NORWEGIAN CRUISE LINE HOLDINGS LTD.(b)	31,692	31,950
400	NVR, INC.(b)	944,289	1,403,288
19,659	OMNICOM GROUP, INC.	1,360,994	1,431,765
900	O’REILLY AUTOMOTIVE, INC.(b)	27,058	216,486
700	POLARIS INDUSTRIES, INC.	88,295	86,793
370	POOL CORP.	34,226	47,970
1,048	PRICELINE GROUP (THE), INC.(b)	805,444	1,821,151
25,924	PULTEGROUP, INC.	430,758	861,973
2,464	PVH CORP.	205,689	338,085
1,500	RALPH LAUREN CORP.	31,320	155,535
1,400	REGAL ENTERTAINMENT GROUP, CLASS A	31,974	32,214
13,677	ROSS STORES, INC.	249,746	1,097,579
4,535	ROYAL CARIBBEAN CRUISES LTD.	155,610	540,935
800	SIGNET JEWELERS LTD.	43,944	45,240
33,788	SIRIUS XM HOLDINGS, INC.	180,766	181,104
1,189	SIX FLAGS ENTERTAINMENT CORP.	71,941	79,152
1,600	SKECHERS U.S.A., INC., CLASS A(b)	59,085	60,544
28,500	STARBUCKS CORP.	182,045	1,636,755
8,510	TAPESTRY, INC.	144,190	376,397
21,686	TARGET CORP.	1,255,605	1,415,011
5,700	TEGNA, INC.	26,227	80,256
1,660	TESLA, INC.(b)	292,795	516,841
4,136	THOR INDUSTRIES, INC.	148,062	623,378
1,400	TIFFANY & CO.	35,210	145,530
15,327	TIME WARNER, INC.	563,502	1,401,961
1,829	TIME, INC.	12,640	33,745
10,094	TJX (THE) COS., INC.	86,033	771,787
1,466	TOPBUILD CORP.(b)	11,809	111,035
800	TRIBUNE MEDIA CO., CLASS A	33,560	33,976
810	TRIPADVISOR, INC.(b)	13,993	27,913
9,600	TWENTY-FIRST CENTURY FOX, INC., CLASS A	54,697	331,488
848	ULTA BEAUTY, INC.(b)	135,054	189,664
4,100	UNDER ARMOUR, INC., CLASS A(b)	56,370	59,163
906	UNDER ARMOUR, INC., CLASS C(b)	10,146	12,068
9,578	VF CORP.	281,277	708,772
27,560	WALT DISNEY (THE) CO.	532,656	2,962,976
500	WAYFAIR, INC., CLASS A(b)	38,095	40,135
2,100	WHIRLPOOL CORP.	89,510	354,144
10,224	WYNDHAM WORLDWIDE CORP.	427,256	1,184,655
1,600	WYNN RESORTS LTD.	32,322	269,744
4,416	YUM CHINA HOLDINGS, INC.(c)	9,382	176,728
16,327	YUM! BRANDS, INC.	562,211	1,332,446
		27,355,393	67,998,483	12.61%
Consumer Staples:
30,600	ALTRIA GROUP, INC.	646,328	2,185,146
36,088	ARCHER-DANIELS-MIDLAND CO.	1,293,792	1,446,407
5,832	BROWN-FORMAN CORP., CLASS B	57,343	400,483
500	BUNGE LTD.	33,065	33,540
8,000	CHURCH & DWIGHT CO., INC.	100,310	401,360
200	CLOROX (THE) CO.	29,254	29,748

See accompanying notes to financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
57,881	COCA-COLA (THE) CO.	$869,464	2,655,580
1,480	COLGATE-PALMOLIVE CO.	50,669	111,666
17,524	CONAGRA BRANDS, INC.	543,262	660,129
4,600	CONSTELLATION BRANDS, INC., CLASS A	63,227	1,051,422
8,172	COSTCO WHOLESALE CORP.	290,372	1,520,973
6,400	COTY, INC., CLASS A	125,176	127,296
23,343	CVS HEALTH CORP.	1,477,291	1,692,367
7,643	DR. PEPPER SNAPPLE GROUP, INC.	254,571	741,830
700	ENERGIZER HOLDINGS, INC.	33,278	33,586
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	475,114
29,616	GENERAL MILLS, INC.	1,180,988	1,755,933
3,300	HERBALIFE LTD.(b)	45,262	223,476
1,642	HERSHEY (THE) CO.	60,568	186,383
4,800	HORMEL FOODS CORP.	43,206	174,672
4,372	INGREDION, INC.	267,511	611,206
1,600	JM SMUCKER (THE) CO.	64,617	198,784
1,550	KIMBERLY-CLARK CORP.	69,760	187,023
5,579	KRAFT HEINZ (THE) CO.	34,550	433,823
26,800	KROGER (THE) CO.	228,089	735,660
633	LAMB WESTON HOLDINGS, INC.	7,452	35,733
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	71,337
1,300	MOLSON COORS BREWING CO., CLASS B	37,841	106,691
21,438	MONDELEZ INTERNATIONAL, INC., CLASS A	145,386	917,546
6,654	MONSTER BEVERAGE CORP.(b)	172,029	421,132
4,924	NU SKIN ENTERPRISES, INC., CLASS A	174,547	335,965
18,361	PEPSICO, INC.	1,361,495	2,201,851
25,865	PHILIP MORRIS INTERNATIONAL, INC.	886,888	2,732,637
2,305	PILGRIM’S PRIDE CORP.(b)	49,839	71,593
6,000	PINNACLE FOODS, INC.	219,854	356,820
700	POST HOLDINGS, INC.(b)	43,421	55,461
69,041	PROCTER & GAMBLE (THE) CO.	3,560,191	6,343,487
17,300	RITE AID CORP.(b)	31,405	34,081
26,450	SYSCO CORP.	1,120,141	1,606,309
700	TREEHOUSE FOODS, INC.(b)	32,774	34,622
16,391	TYSON FOODS, INC., CLASS A	599,633	1,328,818
19,650	WALGREENS BOOTS ALLIANCE, INC.	224,986	1,426,983
47,653	WAL-MART STORES, INC.	3,815,602	4,705,734
		20,437,993	40,860,407	7.58%
Energy:
3,546	ANADARKO PETROLEUM CORP.	67,687	190,207
2,716	ANDEAVOR	145,143	310,547
1,700	ANTERO RESOURCES CORP.(b)	30,478	32,300
5,700	BAKER HUGHES A GE CO.	174,284	180,348
9,200	CHESAPEAKE ENERGY CORP.(b)	33,999	36,432
32,795	CHEVRON CORP.	1,428,027	4,105,606
500	CIMAREX ENERGY CO.	32,151	61,005
3,600	CNX RESOURCES CORP.(b)	25,763	52,668
1,700	CONCHO RESOURCES, INC.(b)	49,631	255,374
23,044	CONOCOPHILLIPS	383,142	1,264,885
450	CONSOL ENERGY, INC.(b)	5,125	17,780
2,000	CONTINENTAL RESOURCES, INC.(b)	20,765	105,940
6,000	DIAMONDBACK ENERGY, INC.(b)	570,297	757,500
9,794	ENBRIDGE, INC.(c)	137,797	383,043
1,300	ENERGEN CORP.(b)	44,343	74,841
5,700	EOG RESOURCES, INC.	44,223	615,087
4,000	EQT CORP.	132,900	227,680
2,100	EXTRACTION OIL & GAS, INC.(b)	31,852	30,051
43,151	EXXON MOBIL CORP.	1,616,092	3,609,150
10,758	HALLIBURTON CO.	164,732	525,744
3,100	HELMERICH & PAYNE, INC.	39,003	200,384
1,800	HESS CORP.	77,007	85,446
2,400	HOLLYFRONTIER CORP.	22,578	122,928
7,312	KINDER MORGAN, INC.	64,699	132,128
6,100	MARATHON OIL CORP.	92,456	103,273
21,590	MARATHON PETROLEUM CORP.	1,289,371	1,424,508
3,000	MURPHY OIL CORP.	39,255	93,150
5,500	NABORS INDUSTRIES LTD.	30,723	37,565

See accompanying notes to financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
4,722	NATIONAL OILWELL VARCO, INC.	$74,438	170,086
1,200	NEWFIELD EXPLORATION CO.(b)	27,012	37,836
3,800	NOBLE ENERGY, INC.	20,499	110,732
6,000	OCCIDENTAL PETROLEUM CORP.	54,261	441,960
2,300	OCEANEERING INTERNATIONAL, INC.	43,181	48,622
2,000	ONEOK, INC.	27,264	106,900
2,600	PATTERSON-UTI ENERGY, INC.	53,630	59,826
13,372	PHILLIPS 66	156,993	1,352,578
3,930	PIONEER NATURAL RESOURCES CO.	165,650	679,301
2,000	RANGE RESOURCES CORP.	31,995	34,120
15,236	SCHLUMBERGER LTD.	336,122	1,026,754
1,600	SM ENERGY CO.	31,501	35,328
5,700	SOUTHWESTERN ENERGY CO.(b)	30,187	31,806
1,300	TARGA RESOURCES CORP.	35,333	62,946
4,900	TRANSOCEAN LTD.(b)(c)	46,628	52,332
85,557	VALERO ENERGY CORP.	4,600,122	7,863,544
14,000	WEATHERFORD INTERNATIONAL PLC(b)(c)	47,730	58,380
1,400	WHITING PETROLEUM CORP.(b)	31,358	37,072
1,400	WILLIAMS (THE) COS., INC.	41,704	42,686
5,200	WPX ENERGY, INC.(b)	50,544	73,164
		12,699,675	27,361,543	5.07%
Financials:
82,320	AEGON N.V. (REGISTERED)(c)	450,407	518,616
600	AFFILIATED MANAGERS GROUP, INC.	35,024	123,150
11,241	AFLAC, INC.	584,433	986,735
500	ALLEGHANY CORP.(b)	140,685	298,045
15,284	ALLSTATE (THE) CORP.	648,558	1,600,388
19,826	ALLY FINANCIAL, INC.	404,611	578,126
10,133	AMERICAN EXPRESS CO.	257,999	1,006,308
4,900	AMERICAN FINANCIAL GROUP, INC.	220,290	531,846
6,100	AMERICAN INTERNATIONAL GROUP, INC.	143,498	363,438
27,565	AMERIPRISE FINANCIAL, INC.	2,572,033	4,671,440
10,774	ANNALY CAPITAL MANAGEMENT, INC.	120,838	128,103
3,021	AON PLC(c)	77,683	404,814
9,443	ARCH CAPITAL GROUP LTD.(b)(c)	443,802	857,141
1,600	ARTHUR J. GALLAGHER & CO.	34,040	101,248
800	ASPEN INSURANCE HOLDINGS LTD.(c)	32,928	32,480
4,900	ASSURANT, INC.	218,575	494,116
14,090	ASSURED GUARANTY LTD.(c)	367,190	477,228
1,100	AXIS CAPITAL HOLDINGS LTD.(c)	33,351	55,286
222,337	BANK OF AMERICA CORP.	2,916,251	6,563,388
13,901	BANK OF NEW YORK MELLON (THE) CORP.	390,433	748,708
11,218	BB&T CORP.	330,739	557,759
28,441	BERKSHIRE HATHAWAY, INC., CLASS B(b)	3,720,534	5,637,575
200	BRIGHTHOUSE FINANCIAL, INC.(b)	6,471	11,728
620	CANNAE HOLDINGS, INC.(b)	2,893	10,559
22,679	CAPITAL ONE FINANCIAL CORP.	1,365,458	2,258,375
21,400	CHARLES SCHWAB (THE) CORP.	186,608	1,099,318
6,250	CHUBB LTD.(c)	587,621	913,312
42,279	CITIGROUP, INC.	2,246,058	3,145,980
3,385	CME GROUP, INC.	342,594	494,379
1,928	COMERICA, INC.	131,301	167,370
500	CREDIT ACCEPTANCE CORP.(b)	86,421	161,740
19,861	DISCOVER FINANCIAL SERVICES	437,846	1,527,708
10,182	E*TRADE FINANCIAL CORP.(b)	276,402	504,722
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	248,729
71,243	FIFTH THIRD BANCORP	1,430,542	2,161,513
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	161,200
30,500	FIRST HORIZON NATIONAL CORP.	193,065	609,695
1,863	FNF GROUP	15,560	73,104
7,500	FRANKLIN RESOURCES, INC.	151,437	324,975
11,064	GOLDMAN SACHS GROUP (THE), INC.	1,292,398	2,818,665
3,000	HANOVER INSURANCE GROUP (THE), INC.	215,948	324,240
12,000	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	401,575	675,360
43,648	HUNTINGTON BANCSHARES, INC.	258,761	635,515
505	INTERCONTINENTAL EXCHANGE, INC.	12,819	35,633
2,700	INVESCO LTD.	32,171	98,658

See accompanying notes to financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
15,903	JANUS HENDERSON GROUP PLC(c)	$222,792	608,449
100,529	JPMORGAN CHASE & CO.	4,798,832	10,750,571
7,735	KEYCORP	53,455	156,015
3,752	LEGG MASON, INC.	52,584	157,509
25,805	LEUCADIA NATIONAL CORP.	650,645	683,574
3,417	LINCOLN NATIONAL CORP.	177,638	262,665
1,300	LOEWS CORP.	10,310	65,039
2,482	M&T BANK CORP.	387,425	424,397
200	MARKEL CORP.(b)	67,789	227,826
5,684	MARSH & MCLENNAN COS., INC.	240,120	462,621
1,300	MERCURY GENERAL CORP.	38,019	69,472
2,200	METLIFE, INC.	52,967	111,232
2,200	MOODY’S CORP.	77,502	324,742
41,299	MORGAN STANLEY	1,288,328	2,166,958
3,900	MSCI, INC.	124,722	493,506
5,900	NASDAQ, INC.	240,309	453,297
11,500	NAVIENT CORP.	77,545	153,180
4,539	PACWEST BANCORP	65,912	228,766
15,697	PNC FINANCIAL SERVICES GROUP (THE), INC.	1,115,690	2,264,920
1,600	POPULAR, INC.(c)	33,280	56,784
5,628	PRINCIPAL FINANCIAL GROUP, INC.	175,248	397,112
900	PROASSURANCE CORP.	48,946	51,435
20,386	PROGRESSIVE (THE) CORP.	496,849	1,148,139
24,013	PRUDENTIAL FINANCIAL, INC.	1,616,518	2,761,015
4,745	RAYMOND JAMES FINANCIAL, INC.	405,021	423,728
18,002	REGIONS FINANCIAL CORP.	119,439	311,075
3,371	REINSURANCE GROUP OF AMERICA, INC.	296,860	525,640
800	RENAISSANCERE HOLDINGS LTD.(c)	81,779	100,472
3,151	ROYAL BANK OF CANADA(c)	75,538	257,279
3,600	S&P GLOBAL, INC.	84,305	609,840
7,500	SEI INVESTMENTS CO.	108,537	538,950
10,100	SLM CORP.(b)	36,679	114,130
1,313	STATE STREET CORP.	105,277	128,162
11,022	SUNTRUST BANKS, INC.	381,251	711,911
22,113	SWISS RE A.G. ADR(c)(d)	481,138	517,002
4,737	SYNCHRONY FINANCIAL	128,601	182,896
4,704	SYNOVUS FINANCIAL CORP.	83,310	225,510
3,549	T. ROWE PRICE GROUP, INC.	106,978	372,397
5,800	TCF FINANCIAL CORP.	51,852	118,900
2,600	TFS FINANCIAL CORP.	25,038	38,844
2,468	TORCHMARK CORP.	145,321	223,872
12,969	TRAVELERS (THE) COS., INC.	799,096	1,759,115
4,417	UNUM GROUP	156,000	242,449
29,757	US BANCORP	962,524	1,594,380
1,300	VALIDUS HOLDINGS LTD.(c)	32,791	60,996
1,800	WASHINGTON FEDERAL, INC.	23,535	61,650
77,145	WELLS FARGO & CO.	942,151	4,680,387
56	WHITE MOUNTAINS INSURANCE GROUP LTD.	36,131	47,672
300	WILLIS TOWERS WATSON PLC(c)	46,047	45,207
6,106	WR BERKLEY CORP.	273,043	437,495
35,562	XL GROUP LTD.(c)	1,386,993	1,250,360
9,614	ZIONS BANCORPORATION	342,956	488,680
		43,793,566	85,746,639	15.90%
Health Care:
12,487	ABBOTT LABORATORIES	246,035	712,633
12,935	ABBVIE, INC.	238,839	1,250,944
1,500	ACADIA PHARMACEUTICALS, INC.(b)	43,249	45,165
2,363	AETNA, INC.	137,549	426,262
4,120	AGILENT TECHNOLOGIES, INC.	181,587	275,916
1,600	AKORN, INC.(b)	52,280	51,568
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,087	358,770
937	ALIGN TECHNOLOGY, INC.(b)	111,337	208,192
4,459	ALLERGAN PLC	145,720	729,403
4,700	ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.(b)	50,008	68,385
1,000	ALNYLAM PHARMACEUTICALS, INC.(b)	123,670	127,050
7,200	AMERISOURCEBERGEN CORP.	115,968	661,104
5,620	AMGEN, INC.	569,229	977,318

See accompanying notes to financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
7,850	ANTHEM, INC.	$411,197	1,766,328
8,439	BAXTER INTERNATIONAL, INC.	397,601	545,497
3,365	BECTON DICKINSON AND CO.	357,166	720,363
5,988	BIOGEN, INC.(b)	247,600	1,907,597
1,225	BIOVERATIV, INC.(b)	2,445	66,052
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	813,112
18,500	BRISTOL-MYERS SQUIBB CO.	433,437	1,133,680
3,200	BROOKDALE SENIOR LIVING, INC.(b)	31,221	31,040
2,145	BRUKER CORP.	43,219	73,616
1,000	CARDINAL HEALTH, INC.	26,001	61,270
12,872	CELGENE CORP.(b)	146,839	1,343,322
16,804	CENTENE CORP.(b)	1,310,222	1,695,188
3,600	CERNER CORP.(b)	40,604	242,604
5,700	CIGNA CORP.	89,680	1,157,613
4,513	COOPER (THE) COS., INC.	1,098,535	983,292
12,160	DANAHER CORP.	263,810	1,128,691
2,850	DAVITA, INC.(b)	21,812	205,913
5,332	DENTSPLY SIRONA, INC.	141,306	351,006
1,300	DEXCOM, INC.(b)	75,735	74,607
9,526	EDWARDS LIFESCIENCES CORP.(b)	248,804	1,073,675
8,244	ELI LILLY & CO.	337,754	696,288
5,300	ENDO INTERNATIONAL PLC(b)(c)	42,041	41,075
3,700	EXELIXIS, INC.(b)	96,482	112,480
34,471	EXPRESS SCRIPTS HOLDING CO.(b)	1,355,629	2,572,915
82,870	GILEAD SCIENCES, INC.	4,323,023	5,936,807
193	HALYARD HEALTH, INC.(b)	3,014	8,913
3,800	HENRY SCHEIN, INC.(b)	86,166	265,544
6,608	HOLOGIC, INC.(b)	92,603	282,492
5,850	HUMANA, INC.	490,133	1,451,210
5,202	IDEXX LABORATORIES, INC.(b)	413,808	813,489
2,300	ILLUMINA, INC.(b)	98,233	502,527
1,600	INCYTE CORP.(b)	153,324	151,536
500	INTERCEPT PHARMACEUTICALS, INC.(b)	30,810	29,210
7,011	INTUITIVE SURGICAL, INC.(b)	2,281,654	2,558,594
700	IONIS PHARMACEUTICALS, INC.(b)	36,610	35,210
1,861	IQVIA HOLDINGS, INC.(b)	112,204	182,192
45,717	JOHNSON & JOHNSON	4,548,701	6,387,579
4,800	JUNO THERAPEUTICS, INC.(b)	207,341	219,408
842	LABORATORY CORP. OF AMERICA HOLDINGS(b)	53,269	134,307
1,700	MALLINCKRODT PLC(b)	39,539	38,352
11,997	MCKESSON CORP.	1,097,684	1,870,932
5,700	MEDTRONIC PLC(c)	470,629	460,275
43,278	MERCK & CO., INC.	986,667	2,435,253
1,577	METTLER-TOLEDO INTERNATIONAL, INC.(b)	277,694	976,983
6,700	MYLAN N.V.(b)	268,105	283,477
400	NEUROCRINE BIOSCIENCES, INC.(b)	28,172	31,036
6,200	OPKO HEALTH, INC.(b)	30,106	30,380
1,600	PATTERSON COS., INC.	29,864	57,808
1,700	PERRIGO CO. PLC(c)	123,513	148,172
85,500	PFIZER, INC.	680,248	3,096,810
6,458	QUEST DIAGNOSTICS, INC.	528,658	636,048
100	REGENERON PHARMACEUTICALS, INC.(b)	38,340	37,596
4,791	RESMED, INC.	129,046	405,750
3,800	STRYKER CORP.	14,666	588,392
1,300	TELEFLEX, INC.	66,613	323,466
600	TESARO, INC.(b)	49,726	49,722
7,304	THERMO FISHER SCIENTIFIC, INC.	255,451	1,386,884
1,551	UNITED THERAPEUTICS CORP.(b)	186,662	229,470
26,574	UNITEDHEALTH GROUP, INC.	1,855,295	5,858,504
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	230,781
1,880	VAREX IMAGING CORP.(b)	19,829	75,520
5,199	VARIAN MEDICAL SYSTEMS, INC.(b)	193,000	577,869
1,445	VEEVA SYSTEMS, INC., CLASS A(b)	55,063	79,880
900	VERTEX PHARMACEUTICALS, INC.(b)	22,442	134,874
2,600	WATERS CORP.(b)	60,997	502,294
4,304	ZIMMER BIOMET HOLDINGS, INC.	233,961	519,364

See accompanying notes to financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
600	ZOETIS, INC.	$43,236	43,224
		30,229,779	64,758,068	12.01%
Industrials:
8,437	3M CO.	757,691	1,985,817
4,565	A.O. SMITH CORP.	187,414	279,743
923	ACCO BRANDS CORP.(b)	3,137	11,261
100	ACUITY BRANDS, INC.	17,081	17,600
1,657	AECOM(b)	48,445	61,558
4,642	AGCO CORP.	225,963	331,578
900	AIR LEASE CORP.	17,685	43,281
1,533	ALLEGION PLC(c)	40,913	121,965
400	AMERCO	120,202	151,164
5,175	AMETEK, INC.	73,221	375,032
19,402	BOEING (THE) CO.	1,995,318	5,721,844
5,205	BWX TECHNOLOGIES, INC.	145,980	314,850
2,996	CARLISLE COS., INC.	114,358	340,495
10,504	CATERPILLAR, INC.	272,491	1,655,220
3,200	CINTAS CORP.	258,101	498,656
6,001	CRANE CO.	207,659	535,409
19,924	CSX CORP.	193,451	1,096,019
7,101	CUMMINS, INC.	497,031	1,254,321
7,300	DEERE & CO.	199,160	1,142,523
30,673	DELTA AIR LINES, INC.	908,863	1,717,688
3,195	DONALDSON CO., INC.	117,473	156,395
1,525	DOVER CORP.	40,758	154,010
1,987	DUN & BRADSTREET (THE) CORP.	49,383	235,281
16,254	EATON CORP. PLC	561,267	1,284,229
2,280	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	112,692	147,493
8,601	FEDEX CORP.	478,914	2,146,294
1,950	FLUOR CORP.	26,013	100,718
6,209	FORTIVE CORP.	90,098	449,221
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	294,292
1,400	GATX CORP.	24,276	87,024
6,969	GENERAL DYNAMICS CORP.	1,196,686	1,417,843
93,321	GENERAL ELECTRIC CO.	1,526,003	1,628,451
10,443	HARRIS CORP.	904,184	1,479,251
1,300	HEICO CORP., CLASS A	102,158	102,765
360	HERC HOLDINGS, INC.(b)	5,808	22,540
14,219	HONEYWELL INTERNATIONAL, INC.	1,015,856	2,180,626
2,299	HUBBELL, INC.	159,480	311,147
2,490	HUNTINGTON INGALLS INDUSTRIES, INC.	315,772	586,893
20,636	IDEX CORP.	2,293,952	2,723,333
4,824	ILLINOIS TOOL WORKS, INC.	155,812	804,884
10,505	INGERSOLL-RAND PLC	631,190	936,941
4,671	JACOBS ENGINEERING GROUP, INC.	194,274	308,099
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	241,458
13,203	JETBLUE AIRWAYS CORP.(b)	81,151	294,955
859	JOHNSON CONTROLS INTERNATIONAL PLC	16,341	32,736
2,900	KANSAS CITY SOUTHERN	46,328	305,138
850	KLX, INC.(b)	13,147	58,013
1,596	L3 TECHNOLOGIES, INC.	122,430	315,769
600	LENNOX INTERNATIONAL, INC.	17,874	124,956
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	128,212
2,484	LOCKHEED MARTIN CORP.	486,437	797,488
1,200	MANITOWOC (THE) CO., INC.(b)	10,053	47,208
9,684	MANPOWERGROUP, INC.	883,500	1,221,249
25,346	MASCO CORP.	430,620	1,113,703
1,724	NORDSON CORP.	171,931	252,394
5,702	NORFOLK SOUTHERN CORP.	202,245	826,220
5,973	NORTHROP GRUMMAN CORP.	516,333	1,833,173
2,180	NOW, INC.(b)	21,218	24,045
1,000	ORBITAL ATK, INC.	132,210	131,500
6,476	OSHKOSH CORP.	222,024	588,604
6,784	OWENS CORNING	282,404	623,721
10,867	PACCAR, INC.	233,323	772,426
4,628	PARKER-HANNIFIN CORP.	350,966	923,656
2,519	PENTAIR PLC(c)	73,408	177,892

See accompanying notes to financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets

Industrials (Cont’d):
8,836	QUANTA SERVICES, INC.(b)	$189,853	345,576
3,398	RAYTHEON CO.	201,776	638,314
5,049	REPUBLIC SERVICES, INC.	241,005	341,363
6,221	ROCKWELL AUTOMATION, INC.	179,002	1,221,493
1,841	ROCKWELL COLLINS, INC.	46,427	249,676
920	ROLLINS, INC.	24,890	42,808
700	ROPER TECHNOLOGIES, INC.	94,318	181,300
2,300	SNAP-ON, INC.	230,888	400,890
17,600	SOUTHWEST AIRLINES CO.	129,730	1,151,920
9,158	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A	496,263	799,036
6,924	STANLEY BLACK & DECKER, INC.	533,158	1,174,934
1,200	STERICYCLE, INC.(b)	50,064	81,588
5,162	TIMKEN (THE) CO.	171,352	253,712
7,788	TORO (THE) CO.	457,493	508,011
100	TRANSDIGM GROUP, INC.	27,449	27,462
13,852	TRINITY INDUSTRIES, INC.	380,151	518,896
15,000	UNION PACIFIC CORP.	216,086	2,011,500
18,153	UNITED CONTINENTAL HOLDINGS, INC.(b)	780,145	1,223,512
3,540	UNITED PARCEL SERVICE, INC., CLASS B	166,527	421,791
3,799	UNITED RENTALS, INC.(b)	315,894	653,086
10,650	UNITED TECHNOLOGIES CORP.	359,588	1,358,620
5,580	USG CORP.(b)	109,574	215,165
1,144	VALMONT INDUSTRIES, INC.	146,411	189,732
180	VERITIV CORP.(b)	1,653	5,202
4,011	W.W. GRAINGER, INC.	534,167	947,599
1,966	WABCO HOLDINGS, INC.(b)	30,197	282,121
1,400	WABTEC CORP.	25,603	114,002
975	WASTE CONNECTIONS, INC.(c)	42,575	69,167
8,650	WASTE MANAGEMENT, INC.	135,675	746,495
4,800	WELBILT, INC.(b)	37,515	112,848
1,415	XPO LOGISTICS, INC.(b)	78,936	129,600
1,600	XYLEM, INC.	30,618	109,120
		27,168,528	62,574,809	11.60%
Information Technology:
4,949	ACCENTURE PLC, CLASS A(c)	304,426	757,642
25,710	ACTIVISION BLIZZARD, INC.	694,834	1,627,957
10,827	ADOBE SYSTEMS, INC.(b)	697,111	1,897,324
10,200	ADVANCED MICRO DEVICES, INC.(b)	103,382	104,856
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	214,632
1,600	ALLIANCE DATA SYSTEMS CORP.	75,650	405,568
6,627	ALPHABET, INC., CLASS A(b)	2,935,384	6,980,882
4,778	ALPHABET, INC., CLASS C(b)	1,903,715	4,999,699
4,700	AMDOCS LTD.	231,646	307,756
8,600	ANALOG DEVICES, INC.	120,368	765,658
7,815	ANSYS, INC.(b)	840,376	1,153,416
102,988	APPLE, INC.	5,478,338	17,428,659
31,067	APPLIED MATERIALS, INC.	786,343	1,588,145
409	ARISTA NETWORKS, INC.(b)	48,993	96,352
1,300	ARRIS INTERNATIONAL PLC(b)	33,487	33,397
4,877	ARROW ELECTRONICS, INC.(b)	267,343	392,160
1,686	AUTODESK, INC.(b)	32,709	176,743
6,766	AUTOMATIC DATA PROCESSING, INC.	361,211	792,908
7,371	BLACK KNIGHT, INC.(b)	272,636	325,429
9,100	BOOZ ALLEN HAMILTON HOLDING CORP.	273,897	346,983
4,632	BROADCOM LTD.	314,929	1,189,961
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	309,150
83,393	CADENCE DESIGN SYSTEMS, INC.(b)	2,614,292	3,487,495
1,900	CARS.COM, INC.(b)	14,708	54,796
400	CAVIUM, INC.(b)	34,196	33,532
5,913	CDK GLOBAL, INC.	295,331	421,479
8,529	CDW CORP.	359,082	592,680
96,542	CISCO SYSTEMS, INC.	144,634	3,697,559
4,234	CITRIX SYSTEMS, INC.(b)	38,115	372,592
1,436	COGNEX CORP.	38,165	87,826
12,600	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	95,624	894,852
300	COHERENT, INC.(b)	85,683	84,666
297	COMMERCEHUB, INC., SERIES A(b)	505	6,531

See accompanying notes to financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
594	COMMERCEHUB, INC., SERIES C(b)	$1,003	12,230
3,200	CONDUENT, INC.(b)	51,210	51,712
8,308	CORELOGIC, INC.(b)	139,352	383,913
64,031	CORNING, INC.	1,357,683	2,048,352
2,100	CSRA, INC.	60,748	62,832
2,700	CYPRESS SEMICONDUCTOR CORP.	3,261	41,148
1,424	DELL TECHNOLOGIES, INC., CLASS V(b)	41,143	115,743
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	124,000
6,667	DXC TECHNOLOGY CO.	274,617	632,698
23,460	EBAY, INC.(b)	457,819	885,380
1,640	ECHOSTAR CORP., CLASS A(b)	25,986	98,236
11,266	ELECTRONIC ARTS, INC.(b)	280,102	1,183,606
300	EURONET WORLDWIDE, INC.(b)	25,458	25,281
1,300	F5 NETWORKS, INC.(b)	30,063	170,586
27,424	FACEBOOK, INC., CLASS A(b)	1,339,168	4,839,239
15,019	FIDELITY NATIONAL INFORMATION SERVICES, INC.	752,823	1,413,138
2,200	FIREEYE, INC.(b)	32,268	31,240
500	FIRST SOLAR, INC.(b)	33,950	33,760
8,992	FISERV, INC.(b)	191,173	1,179,121
1,200	FLEETCOR TECHNOLOGIES, INC.(b)	222,127	230,916
1,800	FLIR SYSTEMS, INC.	86,072	83,916
1,000	GENPACT LTD.	32,650	31,740
3,800	GLOBAL PAYMENTS, INC.	113,707	380,912
800	GODADDY, INC., CLASS A(b)	39,006	40,224
20,700	HEWLETT PACKARD ENTERPRISE CO.	129,133	297,252
13,410	HP, INC.	210,885	281,744
1,972	IAC/INTERACTIVECORP(b)	156,820	241,136
102,463	INTEL CORP.	661,313	4,729,692
21,685	INTERNATIONAL BUSINESS MACHINES CORP.	3,132,483	3,326,913
7,490	INTUIT, INC.	447,549	1,181,772
2,247	IPG PHOTONICS CORP.(b)	183,260	481,150
7,715	JACK HENRY & ASSOCIATES, INC.	795,838	902,346
14,075	JUNIPER NETWORKS, INC.	394,127	401,138
682	KLA-TENCOR CORP.	48,342	71,658
22,401	LAM RESEARCH CORP.	3,013,050	4,123,352
1,441	LEIDOS HOLDINGS, INC.	46,816	93,045
727	LOGMEIN, INC.	9,735	83,242
3,700	MARVELL TECHNOLOGY GROUP LTD.(c)	18,704	79,439
17,838	MASTERCARD, INC., CLASS A	310,941	2,699,960
1,100	MATCH GROUP, INC.(b)	33,561	34,441
2,581	MICRO FOCUS INTERNATIONAL PLC ADR(b)(c)(d)	76,191	86,696
4,200	MICROCHIP TECHNOLOGY, INC.	38,962	369,096
46,718	MICRON TECHNOLOGY, INC.(b)	1,174,705	1,921,044
136,358	MICROSOFT CORP.	2,476,412	11,664,063
14,735	MOTOROLA SOLUTIONS, INC.	1,341,656	1,331,160
11,141	NETAPP, INC.	469,678	616,320
1,700	NUTANIX, INC., CLASS A(b)	27,690	59,976
17,637	NVIDIA CORP.	1,057,411	3,412,760
19,581	ON SEMICONDUCTOR CORP.(b)	294,919	410,026
60,962	ORACLE CORP.	31,813	2,882,283
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	405,832
3,666	PAYCHEX, INC.	10,315	249,581
7,200	PAYPAL HOLDINGS, INC.(b)	94,398	530,064
2,400	PTC, INC.(b)	82,674	145,848
500	QORVO, INC.(b)	33,530	33,300
25,273	QUALCOMM, INC.	1,092,636	1,617,978
4,200	RED HAT, INC.(b)	61,669	504,420
3,100	SABRE CORP.	62,820	63,550
7,600	SALESFORCE.COM, INC.(b)	86,710	776,948
37,723	SEAGATE TECHNOLOGY PLC	1,213,528	1,578,330
2,100	SERVICENOW, INC.(b)	273,110	273,819
500	SPLUNK, INC.(b)	40,835	41,420
3,000	SQUARE, INC., CLASS A(b)	111,050	104,010
14,419	SYMANTEC CORP.	71,242	404,597
18,659	SYNOPSYS, INC.(b)	1,131,722	1,590,493
500	TABLEAU SOFTWARE, INC., CLASS A(b)	35,535	34,600
200	TAKE-TWO INTERACTIVE SOFTWARE, INC.(b)	22,066	21,956

See accompanying notes to financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
10,192	TE CONNECTIVITY LTD.(c)	$608,036	968,648
1,339	TERADATA CORP.(b)	51,257	51,498
13,845	TERADYNE, INC.	281,983	579,690
32,225	TEXAS INSTRUMENTS, INC.	1,278,236	3,365,579
15,910	TOTAL SYSTEM SERVICES, INC.	1,084,652	1,258,322
7,720	TRIMBLE, INC.(b)	113,413	313,741
8,700	TWITTER, INC.(b)	197,336	208,887
100	TYLER TECHNOLOGIES, INC.(b)	18,187	17,705
500	UNIVERSAL DISPLAY CORP.	85,255	86,325
2,000	VANTIV, INC., CLASS A(b)	149,775	147,100
9,645	VERISIGN, INC.(b)	997,324	1,103,774
787	VERSUM MATERIALS, INC.	4,722	29,788
23,200	VISA, INC., CLASS A	395,709	2,645,264
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	161,850
3,772	VMWARE, INC., CLASS A(b)	255,032	472,707
16,415	WESTERN DIGITAL CORP.	1,020,299	1,305,485
85,932	WESTERN UNION (THE) CO.	1,636,438	1,633,567
300	WEX, INC.(b)	41,025	42,369
12,113	XILINX, INC.	407,461	816,658
800	YELP, INC.(b)	26,800	33,568
300	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	31,245	31,140
2,200	ZILLOW GROUP, INC., CLASS C(b)	86,638	90,024
		55,226,836	131,251,347	24.33%
Materials:
367	ADVANSIX, INC.(b)	1,587	15,440
1,575	AIR PRODUCTS & CHEMICALS, INC.	57,863	258,426
2,627	ALBEMARLE CORP.	138,118	335,967
1,600	ARDAGH GROUP S.A.(c)	32,397	33,760
1,600	ASHLAND GLOBAL HOLDINGS, INC.	23,171	113,920
3,165	AVERY DENNISON CORP.	207,899	363,532
5,128	BALL CORP.	10,015	194,095
2,700	BEMIS CO., INC.	60,200	129,033
2,279	BERRY GLOBAL GROUP, INC.(b)	94,191	133,709
2,064	CABOT CORP.	107,403	127,122
10,424	CELANESE CORP., SERIES A	886,841	1,116,202
2,900	CF INDUSTRIES HOLDINGS, INC.	118,977	123,366
4,267	CHEMOURS (THE) CO.	186,210	213,606
1,800	CROWN HOLDINGS, INC.(b)	57,831	101,250
36,038	DOWDUPONT, INC.	1,184,578	2,566,626
3,000	EASTMAN CHEMICAL CO.	58,011	277,920
3,891	ECOLAB, INC.	133,579	522,094
15,800	FREEPORT-MCMORAN, INC.(b)	103,648	299,568
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	562,063
14,436	INTERNATIONAL PAPER CO.	381,262	836,422
39,707	LYONDELLBASELL INDUSTRIES N.V., CLASS A	3,703,425	4,380,476
700	MARTIN MARIETTA MATERIALS, INC.	27,965	154,728
9,155	MONSANTO CO.	277,563	1,069,121
3,200	MOSAIC (THE) CO.	54,200	82,112
7,400	NEWMONT MINING CORP.	136,530	277,648
5,844	NUCOR CORP.	99,313	371,561
2,100	OLIN CORP.	70,785	74,718
9,110	OWENS-ILLINOIS, INC.(b)	169,939	201,969
7,343	PACKAGING CORP. OF AMERICA	569,796	885,199
4,400	PLATFORM SPECIALTY PRODUCTS CORP.(b)	42,294	43,648
7,972	PPG INDUSTRIES, INC.	180,558	931,289
4,150	PRAXAIR, INC.	119,435	641,922
6,625	RELIANCE STEEL & ALUMINUM CO.	325,929	568,359
800	ROYAL GOLD, INC.	34,486	65,696
6,500	RPM INTERNATIONAL, INC.	72,503	340,730
1,224	SCOTTS MIRACLE-GRO (THE) CO.	115,400	130,956
1,400	SEALED AIR CORP.	24,528	69,020
1,385	SHERWIN-WILLIAMS (THE) CO.	62,296	567,905
3,600	SONOCO PRODUCTS CO.	74,519	191,304
3,234	SOUTHERN COPPER CORP.(c)	38,445	153,453
62,365	STEEL DYNAMICS, INC.	1,840,969	2,689,802
9,400	TAHOE RESOURCES, INC.	41,616	45,026
4,392	VALVOLINE, INC.	24,184	110,063

See accompanying notes to financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
2,100	VULCAN MATERIALS CO.	$63,441	269,577
2,242	WESTROCK CO.	24,357	141,717
		12,117,488	22,782,120	4.22%
Real Estate:
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	104,091	274,239
2,900	AMERICAN HOMES 4 RENT, CLASS A	63,758	63,336
4,478	AMERICAN TOWER CORP.	405,714	638,876
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	158,580
3,388	AVALONBAY COMMUNITIES, INC.	497,879	604,453
4,913	BOSTON PROPERTIES, INC.	360,590	638,837
2,600	BRANDYWINE REALTY TRUST	28,512	47,294
900	CAMDEN PROPERTY TRUST	24,065	82,854
6,668	COLONY NORTHSTAR, INC., CLASS A	80,072	76,082
1,545	CORECIVIC, INC.	22,038	34,763
200	CORESITE REALTY CORP.	23,362	22,780
11,000	CORPORATE OFFICE PROPERTIES TRUST	293,312	321,200
6,173	CROWN CASTLE INTERNATIONAL CORP.	368,764	685,265
2,300	CUBESMART	67,717	66,516
1,100	CYRUSONE, INC.	65,537	65,483
4,000	DDR CORP.	31,865	35,840
2,201	DIGITAL REALTY TRUST, INC.	226,835	250,694
5,200	DOUGLAS EMMETT, INC.	49,559	213,512
1,700	DUKE REALTY CORP.	28,435	46,257
1,600	EMPIRE STATE REALTY TRUST, INC., CLASS A	32,781	32,848
845	EQUINIX, INC.	65,492	382,971
800	EQUITY LIFESTYLE PROPERTIES, INC.	26,751	71,216
10,351	EQUITY RESIDENTIAL	517,129	660,083
1,077	ESSEX PROPERTY TRUST, INC.	167,427	259,955
1,500	EXTRA SPACE STORAGE, INC.	130,992	131,175
900	FEDERAL REALTY INVESTMENT TRUST	48,326	119,529
1,046	FOUR CORNERS PROPERTY TRUST, INC.	8,864	26,882
10,635	GGP, INC.	233,669	248,753
10,654	HCP, INC.	173,807	277,856
2,400	HEALTHCARE TRUST OF AMERICA, INC., CLASS A	74,455	72,096
1,800	HOSPITALITY PROPERTIES TRUST	21,700	53,730
16,830	HOST HOTELS & RESORTS, INC.	184,575	334,075
678	HOWARD HUGHES (THE) CORP.(b)	20,502	89,001
2,300	HUDSON PACIFIC PROPERTIES, INC.	78,989	78,775
3,600	INVITATION HOMES, INC.	85,559	84,852
3,500	IRON MOUNTAIN, INC.	132,839	132,055
400	JBG SMITH PROPERTIES	6,941	13,892
700	JONES LANG LASALLE, INC.	39,951	104,251
8,201	KIMCO REALTY CORP.	92,756	148,848
4,200	LAMAR ADVERTISING CO., CLASS A	51,133	311,808
1,100	LIBERTY PROPERTY TRUST	23,353	47,311
900	LIFE STORAGE, INC.	74,857	80,163
5,123	MACERICH (THE) CO.	119,436	336,479
2,300	MEDICAL PROPERTIES TRUST, INC.	32,585	31,694
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	181,008
700	NATIONAL RETAIL PROPERTIES, INC.	30,072	30,191
11,400	PARAMOUNT GROUP, INC.	180,524	180,690
13,913	PROLOGIS, INC.	507,194	897,528
2,828	PUBLIC STORAGE	439,429	591,052
6,972	RAYONIER, INC.	74,591	220,524
3,860	REALTY INCOME CORP.	122,822	220,097
3,900	REGENCY CENTERS CORP.	85,344	269,802
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	83,048	131,712
2,100	SBA COMMUNICATIONS CORP.(b)	214,169	343,056
3,300	SENIOR HOUSING PROPERTIES TRUST	48,067	63,195
6,067	SIMON PROPERTY GROUP, INC.	632,818	1,041,947
1,900	SL GREEN REALTY CORP.	58,204	191,767
6,000	SPIRIT REALTY CAPITAL, INC.	50,795	51,480
2,500	STORE CAPITAL CORP.	64,866	65,100
1,000	SUN COMMUNITIES, INC.	74,687	92,780
1,700	TANGER FACTORY OUTLET CENTERS, INC.	44,010	45,067
2,100	TAUBMAN CENTERS, INC.	56,230	137,403
4,100	UDR, INC.	65,319	157,932

See accompanying notes to financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont’d):
1,300	URBAN EDGE PROPERTIES	$18,730	33,137
5,380	VENTAS, INC.	294,136	322,854
40,900	VEREIT, INC.	342,133	318,611
2,209	VORNADO REALTY TRUST	133,912	172,700
1,715	WASHINGTON PRIME GROUP, INC.	8,005	12,211
2,400	WEINGARTEN REALTY INVESTORS	39,999	78,888
7,427	WELLTOWER, INC.	465,901	473,620
8,293	WEYERHAEUSER CO.	185,937	292,411
		9,680,035	15,073,922	2.79%
Telecommunication Services:
65,712	AT&T, INC.	1,145,797	2,554,883
7,314	CENTURYLINK, INC.	115,551	121,997
29,463	NIPPON TELEGRAPH & TELEPHONE CORP. ADR(c)(d)	1,274,359	1,391,832
9,840	SPRINT CORP.(b)	21,187	57,958
1,900	TELEPHONE & DATA SYSTEMS, INC.	50,350	52,820
11,912	TELSTRA CORP. LTD. ADR(c)(d)	190,123	168,555
16,152	T-MOBILE US, INC.(b)	681,465	1,025,813
51,083	VERIZON COMMUNICATIONS, INC.	2,028,534	2,703,823
900	ZAYO GROUP HOLDINGS, INC.(b)	31,068	33,120
		5,538,434	8,110,801	1.50%
Utilities:
3,000	AES CORP.	32,870	32,490
2,000	ALLIANT ENERGY CORP.	24,835	85,220
1,600	AMEREN CORP.	40,872	94,384
2,100	AMERICAN ELECTRIC POWER CO., INC.	64,051	154,497
2,300	AMERICAN WATER WORKS CO., INC.	208,143	210,427
1,735	AQUA AMERICA, INC.	22,973	68,064
13,200	AVANGRID, INC.	502,113	667,656
2,100	CALPINE CORP.(b)	31,705	31,773
5,800	CENTERPOINT ENERGY, INC.	66,308	164,488
13,300	CMS ENERGY CORP.	259,708	629,090
5,589	CONSOLIDATED EDISON, INC.	362,768	474,785
8,862	DOMINION ENERGY, INC.	284,452	718,354
2,800	DTE ENERGY CO.	132,386	306,488
7,651	DUKE ENERGY CORP.	257,468	643,526
8,972	EDISON INTERNATIONAL	214,503	567,389
3,164	ENTERGY CORP.	68,368	257,518
4,961	EVERSOURCE ENERGY	125,492	313,436
6,100	EXELON CORP.	248,976	240,401
5,500	FIRSTENERGY CORP.	176,693	168,410
2,800	GREAT PLAINS ENERGY, INC.	43,498	90,272
900	NATIONAL FUEL GAS CO.	20,790	49,419
4,400	NEXTERA ENERGY, INC.	204,691	687,236
6,900	NISOURCE, INC.	43,973	177,123
1,200	NRG ENERGY, INC.	33,227	34,176
4,800	OGE ENERGY CORP.	43,344	157,968
500	ONE GAS, INC.	3,925	36,630
5,900	PG&E CORP.	79,340	264,497
2,400	PINNACLE WEST CAPITAL CORP.	71,637	204,432
700	PPL CORP.	10,384	21,665
1,400	PUBLIC SERVICE ENTERPRISE GROUP, INC.	61,948	72,100
5,100	SCANA CORP.	179,373	202,878
3,200	SEMPRA ENERGY	174,758	342,144
8,800	SOUTHERN (THE) CO.	186,316	423,192
5,426	UGI CORP.	80,112	254,751
1,600	VECTREN CORP.	77,182	104,032
6,420	WEC ENERGY GROUP, INC.	137,909	426,481
1,600	WESTAR ENERGY, INC.	36,767	84,480
5,793	XCEL ENERGY, INC.	79,584	278,701
		4,693,442	9,740,573	1.81%
	Sub-total Common Stocks:	248,941,169	536,258,712	99.42%
Rights:
Consumer Staples:
1,600	CASA LEY (CONTINGENT VALUE RIGHTS)(b)(e)	1,624	1,624

See accompanying notes to financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
1,600	PROPERTY DEVELOPMENT CENTERS LLC (CONTINGENT VALUE RIGHTS)(b)(e)	$78	51
		1,702	1,675	0.00%
	Sub-total Rights:	1,702	1,675	0.00%
Short-Term Investments:
2,725,588	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 1.13%(f)	2,725,588	2,725,588
	Sub-total Short-Term Investments:	2,725,588	2,725,588	0.51%
	Grand total(g)	$251,668,459	538,985,975	99.93%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2017, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.66% of net assets.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.49% of net assets as of December 31, 2017.
(e)	This is a Level 3 security.
(f)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2016, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $2,797,986 with net sales of $72,398 during the fiscal year ended December 31, 2017.
(g)	At December 31, 2017, the cost for Federal income tax purposes was $251,882,597. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$288,175,106
Gross unrealized depreciation	(1,071,728)

Net unrealized appreciation	$287,103,378

See accompanying notes to financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2017

Clearwater Core Equity Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
94,935	BBX CAPITAL CORP.	$433,366	756,632
27,800	BRINKER INTERNATIONAL, INC.	910,735	1,079,752
15,326	CARRIAGE SERVICES, INC.	281,361	394,031
8,514	CENTURY COMMUNITIES, INC.(b)	254,202	264,785
4,985	CHILDREN’S PLACE (THE), INC.	544,955	724,570
234,921	CLARUS CORP.(b)	1,384,178	1,844,130
7,788	COOPER-STANDARD HOLDINGS, INC.(b)	655,493	954,030
12,295	CSS INDUSTRIES, INC.	326,279	342,170
9,249	DINEEQUITY, INC.	380,190	469,202
2,905	EDUCATIONAL DEVELOPMENT CORP.(b)	36,818	55,050
23,706	EMMIS COMMUNICATIONS CORP., CLASS A(b)	77,628	83,919
38,897	FIESTA RESTAURANT GROUP, INC.(b)	767,008	739,043
26,900	FOX FACTORY HOLDING CORP.(b)	1,054,966	1,045,065
10,817	FRANCESCA’S HOLDINGS CORP.(b)	79,424	79,072
151,288	FULL HOUSE RESORTS, INC.(b)	340,576	591,536
31,601	G-III APPAREL GROUP LTD.(b)	873,855	1,165,761
101,900	GILDAN ACTIVEWEAR, INC.(c)	3,136,270	3,291,370
28,300	HELEN OF TROY LTD.(b)	2,663,819	2,726,705
11,784	HORIZON GLOBAL CORP.(b)	164,324	165,212
23,391	IROBOT CORP.(b)	1,592,918	1,794,090
33,804	JAMBA, INC.(b)	272,267	272,460
12,917	LCI INDUSTRIES	1,136,813	1,679,210
17,588	LITHIA MOTORS, INC., CLASS A	1,017,268	1,997,821
18,968	LUBY’S, INC.(b)	54,148	50,075
1,925	M/I HOMES, INC.(b)	45,593	66,220
53,100	MALIBU BOATS, INC., CLASS A(b)	1,497,893	1,578,663
15,076	MARRIOTT VACATIONS WORLDWIDE CORP.	930,591	2,038,426
52,705	MOTORCAR PARTS OF AMERICA, INC.(b)	1,354,945	1,317,098
149,900	NAUTILUS, INC.(b)	2,393,075	2,001,165
110,318	NEW HOME (THE) CO., INC.(b)	1,173,640	1,382,285
11,200	PENSKE AUTOMOTIVE GROUP, INC.	502,156	535,920
68,255	PINNACLE ENTERTAINMENT, INC.(b)	732,424	2,233,986
13,101	POOL CORP.	1,358,607	1,698,545
16,803	RED LION HOTELS CORP.(b)	111,607	165,510
31,920	RENT-A-CENTER, INC.	312,462	354,312
17,706	SALEM MEDIA GROUP, INC., CLASS A	100,282	79,677
13,534	SCHOOL SPECIALTY, INC.(b)	224,771	225,341
64,561	SUMMER INFANT, INC.(b)	102,568	96,841
28,300	TENNECO, INC.	1,630,376	1,656,682
74,399	TILE SHOP HOLDINGS, INC.	997,164	714,230
15,700	TOPBUILD CORP.(b)	409,065	1,189,118
14,861	TOWN SPORTS INTERNATIONAL HOLDINGS, INC.(b)	51,439	82,479
22,604	UNIFI, INC.(b)	669,242	810,805
14,500	WILLIAMS-SONOMA, INC.	669,921	749,650
27,800	WINNEBAGO INDUSTRIES, INC.	1,118,230	1,545,680
		34,824,912	43,088,324	11.65%
Consumer Staples:
63,149	AMPLIFY SNACK BRANDS, INC.(b)	754,788	758,419
23,714	CALAVO GROWERS, INC.	1,630,790	2,001,462
15,141	COFFEE HOLDING CO., INC.(b)	69,124	64,652
29,643	FARMER BROTHERS CO.(b)	947,621	953,022
14,028	LANDEC CORP.(b)	171,163	176,753
8,652	MEDIFAST, INC.	256,578	603,996
1,059	OIL-DRI CORP. OF AMERICA	44,193	43,949
71,212	S&W SEED CO.(b)	282,767	277,727
100,098	SUNOPTA, INC.(b)(c)	763,774	775,759
20,500	UNITED NATURAL FOODS, INC.(b)	824,865	1,010,035
39,522	UNIVERSAL CORP.	2,270,439	2,074,905
		8,016,102	8,740,679	2.36%
Energy:
15,068	GREEN PLAINS, INC.	303,651	253,896
83,731	MURPHY OIL CORP.	2,130,986	2,599,847
33,972	OIL STATES INTERNATIONAL, INC.(b)	1,063,895	961,408
14,020	PAR PACIFIC HOLDINGS, INC.(b)	237,045	270,306
33,069	SM ENERGY CO.	1,173,833	730,163
33,951	SOLARIS OILFIELD INFRASTRUCTURE, INC., CLASS A(b)	629,900	726,891

See accompanying notes to financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
86,791	SRC ENERGY, INC.(b)	$781,656	740,327
71,608	SUPERIOR ENERGY SERVICES, INC.(b)	720,870	689,585
36,900	WORLD FUEL SERVICES CORP.	1,329,632	1,038,366
		8,371,468	8,010,789	2.17%
Financials:
132,494	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	3,124,400	4,071,541
5,869	AMERICAN RIVER BANKSHARES	80,717	89,502
34,219	AMERIS BANCORP	1,109,310	1,649,356
1,756	AMES NATIONAL CORP.	49,710	48,905
22,063	ANWORTH MORTGAGE ASSET CORP.	122,901	120,023
40,627	ARES COMMERCIAL REAL ESTATE CORP.	522,987	524,088
29,771	ARGO GROUP INTERNATIONAL HOLDINGS LTD.(c)	1,796,079	1,835,382
61,923	ASPEN INSURANCE HOLDINGS LTD.(c)	2,595,714	2,514,074
107,251	ASSOCIATED BANC-CORP	2,470,813	2,724,175
70,365	ATLANTIC COAST FINANCIAL CORP.(b)	570,143	663,542
17,153	ATLAS FINANCIAL HOLDINGS, INC.(b)	288,731	352,494
2,677	AUBURN NATIONAL BANCORPORATION, INC.	88,228	105,313
22,471	BANC OF CALIFORNIA, INC.	413,782	464,026
7,234	BANCORP 34, INC.(b)	92,415	106,882
3,984	BANK OF PRINCETON (THE)(b)	128,394	136,811
41,077	BANKFINANCIAL CORP.	506,950	630,121
1,758	BAY BANKS OF VIRGINIA, INC.	16,577	18,195
40,939	BCB BANCORP, INC.	501,503	593,616
20,987	BRIDGE BANCORP, INC.	608,351	734,545
11,681	BYLINE BANCORP, INC.(b)	221,939	268,313
55,055	CAPITAL SOUTHWEST CORP.	900,130	911,160
12,731	CB FINANCIAL SERVICES, INC.	344,946	386,386
32,333	CENTRAL VALLEY COMMUNITY BANCORP	637,066	652,480
15,375	CHARTER FINANCIAL CORP.	265,702	269,678
32,540	CITIZENS COMMUNITY BANCORP, INC.	438,118	438,965
34,861	CIVISTA BANCSHARES, INC.	718,816	766,942
11,141	CM FINANCE, INC.	103,463	90,799
19,073	CNB FINANCIAL CORP.	386,481	500,476
26,565	COMMERCE BANCSHARES, INC.	1,395,420	1,483,390
17,739	COMMUNITY BANKERS TRUST CORP.(b)	96,216	144,573
47,422	DONEGAL GROUP, INC., CLASS A	764,366	820,401
19,916	EAGLE BANCORP MONTANA, INC.	364,156	417,240
17,622	EMC INSURANCE GROUP, INC.	280,103	505,575
463	EMCLAIRE FINANCIAL CORP.	13,412	14,135
31,116	ENTERPRISE FINANCIAL SERVICES CORP.	1,266,505	1,404,887
3,831	EQUITY BANCSHARES, INC., CLASS A(b)	124,253	135,656
43,796	ESSA BANCORP, INC.	602,796	686,283
12,600	FARMERS CAPITAL BANK CORP.	461,072	485,100
19,986	FARMERS NATIONAL BANC CORP.	209,675	294,794
33,957	FIDUS INVESTMENT CORP.	523,209	515,467
32,647	FINANCIAL ENGINES, INC.	1,027,149	989,204
5,056	FIRST BANCORP	102,672	178,527
11,310	FIRST BANCSHARES (THE), INC.	319,970	386,802
14,159	FIRST BANK	171,750	196,102
1,685	FIRST CAPITAL, INC.	59,862	61,924
20,195	FIRST FINANCIAL NORTHWEST, INC.	323,774	313,224
17,216	FIRST GUARANTY BANCSHARES, INC.	370,306	430,400
37,402	FIRST MERCHANTS CORP.	1,591,068	1,573,128
7,211	FIRST MID-ILLINOIS BANCSHARES, INC.	176,768	277,912
64,032	FIRST MIDWEST BANCORP, INC.	1,426,183	1,537,408
42,000	FIRSTCASH, INC.	2,530,930	2,832,900
87,088	FNB CORP.	1,142,135	1,203,556
47,498	HANMI FINANCIAL CORP.	1,069,991	1,441,564
14,839	HANOVER INSURANCE GROUP (THE), INC.	1,422,332	1,603,799
48,620	HERITAGE COMMERCE CORP.	560,431	744,858
7,073	HOME BANCORP, INC.	198,149	305,695
54,768	HOME BANCSHARES, INC.	1,319,865	1,273,356
199,190	HOPE BANCORP, INC.	3,553,454	3,635,218
20,524	HOPFED BANCORP, INC.	283,053	291,851
12,896	HORIZON BANCORP	312,999	358,509
2,100	INFINITY PROPERTY & CASUALTY CORP.	189,798	222,600
6,230	INVESTAR HOLDING CORP.	132,388	150,143

See accompanying notes to financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
2,795	ISABELLA BANK CORP.	$79,854	78,959
7,629	LANDMARK BANCORP, INC.	215,915	221,253
62,058	LCNB CORP.	1,054,903	1,269,086
8,140	LEGACYTEXAS FINANCIAL GROUP, INC.	243,945	343,589
12,961	LUTHER BURBANK CORP.(b)	139,331	156,050
18,695	MACKINAC FINANCIAL CORP.	256,578	299,120
7,222	MB FINANCIAL, INC.	300,049	321,523
10,750	MERIDIAN BANK/MALVERN PA(b)	183,638	214,785
24,778	METROPOLITAN BANK HOLDING CORP.(b)	1,129,374	1,043,154
8,182	MIDDLEFIELD BANC CORP.	373,383	394,372
38,898	MIDWESTONE FINANCIAL GROUP, INC.	1,293,530	1,304,250
2,385	MONROE CAPITAL CORP.	32,799	32,794
3,000	MSB FINANCIAL CORP.	48,797	53,700
5,673	NATIONAL BANK HOLDINGS CORP., CLASS A	185,055	183,975
1,447	NATIONAL BANKSHARES, INC.	52,464	65,766
5,000	NATIONAL WESTERN LIFE GROUP, INC., CLASS A	1,664,105	1,655,100
55,619	NEW MOUNTAIN FINANCE CORP.	780,609	753,637
5,358	NORWOOD FINANCIAL CORP.	123,227	176,814
159,216	OAKTREE SPECIALTY LENDING CORP.	738,985	778,566
16,896	OAKTREE STRATEGIC INCOME CORP.	131,413	141,926
20,793	OHA INVESTMENT CORP.	24,040	23,912
2,925	ORRSTOWN FINANCIAL SERVICES, INC.	62,731	73,856
3,425	PACIFIC FINANCIAL CORP.	31,413	35,278
3,202	PENNS WOODS BANCORP, INC.	133,999	149,149
23,870	PEOPLES BANCORP OF NORTH CAROLINA, INC.	577,102	732,570
5,858	PEOPLES FINANCIAL SERVICES CORP.	239,185	272,866
69,100	PRA GROUP, INC.(b)	1,973,448	2,294,120
17,902	PREMIER FINANCIAL BANCORP, INC.	338,162	359,472
17,300	RENAISSANCERE HOLDINGS LTD.(c)	2,329,008	2,172,707
131,667	RESOURCE CAPITAL CORP.	1,238,436	1,233,720
8,685	RIVERVIEW FINANCIAL CORP.	109,667	114,208
3,636	SALISBURY BANCORP, INC.	137,808	163,256
26,024	SELECT BANCORP, INC.(b)	302,767	328,683
35,325	SHORE BANCSHARES, INC.	572,855	589,928
28,688	SI FINANCIAL GROUP, INC.	306,081	421,714
6,841	SIERRA BANCORP	128,495	181,697
3,880	SOUND FINANCIAL BANCORP, INC.	115,735	133,084
14,182	SOUTHERN MISSOURI BANCORP, INC.	408,351	533,101
53,414	SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.	870,504	856,226
1,993	SOUTHWEST GEORGIA FINANCIAL CORP.	41,224	47,832
66,749	STERLING BANCORP	1,443,906	1,642,025
27,655	STIFEL FINANCIAL CORP.	1,408,350	1,647,132
15,778	SUMMIT FINANCIAL GROUP, INC.	343,722	415,277
31,145	SUMMIT STATE BANK	401,411	398,656
28,319	SUN BANCORP, INC.	679,571	688,152
2,714	SUNCREST BANK(b)	27,318	30,044
22,642	SUNSHINE BANCORP, INC.(b)	471,068	519,408
7,193	SUSSEX BANCORP	177,212	193,492
12,133	SUTHERLAND ASSET MANAGEMENT CORP.	148,722	183,815
32,967	SYNOVUS FINANCIAL CORP.	966,978	1,580,438
180,294	TCF FINANCIAL CORP.	2,869,601	3,696,027
42,254	TCP CAPITAL CORP.	671,100	645,641
7,475	TGR FINANCIAL, INC.(b)	62,961	81,478
111,200	UMPQUA HOLDINGS CORP.	2,020,524	2,312,960
4,060	UNITED BANCORP, INC.	51,691	53,795
4,620	UNITED BANCSHARES, INC.	100,066	102,102
14,727	UNITED COMMUNITY BANCORP	291,138	312,212
7,712	UNITED COMMUNITY FINANCIAL CORP.	71,281	70,411
17,538	UNITED FINANCIAL BANCORP, INC.	258,217	309,370
23,102	UNITY BANCORP, INC.	333,593	456,265
46,469	VALIDUS HOLDINGS LTD.(c)	2,240,189	2,180,326
51,124	WALKER & DUNLOP, INC.(b)	1,214,989	2,428,390
56,055	WEBSTER FINANCIAL CORP.	2,701,984	3,148,049
21,731	WEST BANCORPORATION, INC.	468,693	546,535
		81,883,826	92,431,769	25.00%
Health Care:
24,413	BIOTELEMETRY, INC.(b)	766,138	729,949

See accompanying notes to financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
30,402	CAMBREX CORP.(b)	$1,402,101	1,459,296
78,268	CAPITAL SENIOR LIVING CORP.(b)	1,211,411	1,055,835
18,996	COMPUTER PROGRAMS & SYSTEMS, INC.	541,468	570,830
23,860	CROSS COUNTRY HEALTHCARE, INC.(b)	299,404	304,454
6,637	CRYOLIFE, INC.(b)	128,609	127,099
41,050	EMERGENT BIOSOLUTIONS, INC.(b)	1,362,274	1,907,594
45,396	EXACTECH, INC.(b)	2,014,170	2,244,832
11,557	HEALTHSTREAM, INC.(b)	257,881	267,660
21,800	HILL-ROM HOLDINGS, INC.	1,661,686	1,837,522
92,394	HMS HOLDINGS CORP.(b)	1,497,740	1,566,078
13,354	ICON PLC(b)(c)	595,818	1,497,651
8,529	ICU MEDICAL, INC.(b)	1,142,301	1,842,264
67,700	INC RESEARCH HOLDINGS, INC., CLASS A(b)	3,379,289	2,951,720
13,784	LHC GROUP, INC.(b)	923,506	844,270
13,967	MAGELLAN HEALTH, INC.(b)	963,260	1,348,514
29,200	MEDNAX, INC.(b)	1,248,938	1,560,448
26,636	NANOVIBRONIX, INC.(b)	130,317	124,656
37,076	OMNICELL, INC.(b)	1,479,719	1,798,186
73,897	OWENS & MINOR, INC.	2,109,235	1,395,175
67,532	PREMIER, INC., CLASS A(b)	2,136,030	1,971,259
57,479	PRESTIGE BRANDS HOLDINGS, INC.(b)	2,669,414	2,552,642
25,786	PROVIDENCE SERVICE (THE) CORP.(b)	1,304,186	1,530,141
91,519	STREAMLINE HEALTH SOLUTIONS, INC.(b)	116,935	154,667
37,899	SUCAMPO PHARMACEUTICALS, INC., CLASS A(b)	677,634	680,287
64,401	TIVITY HEALTH, INC.(b)	2,277,958	2,353,857
81,720	TRIPLE-S MANAGEMENT CORP., CLASS B(b)	1,988,370	2,030,742
31,600	VAREX IMAGING CORP.(b)	1,050,282	1,269,372
		35,336,074	37,977,000	10.27%
Industrials:
160,911	ACTUANT CORP., CLASS A	4,191,187	4,071,048
47,200	AIR LEASE CORP.	1,883,634	2,269,848
24,246	ALBANY INTERNATIONAL CORP., CLASS A	997,486	1,489,917
17,129	AMERICAN RAILCAR INDUSTRIES, INC.	628,868	713,252
92,183	ARC DOCUMENT SOLUTIONS, INC.(b)	363,444	235,067
40,618	ARMSTRONG FLOORING, INC.(b)	700,847	687,257
19,773	ASTRONICS CORP.(b)	571,103	819,986
5,164	ATKORE INTERNATIONAL GROUP, INC.(b)	86,261	110,768
32,394	ATLAS AIR WORLDWIDE HOLDINGS, INC.(b)	1,638,502	1,899,908
37,901	AVIS BUDGET GROUP, INC.(b)	1,394,028	1,663,096
28,107	BLUE BIRD CORP.(b)	422,697	559,329
29,222	BRINK’S (THE) CO.	2,019,023	2,299,771
5,524	CBIZ, INC.(b)	82,656	85,346
57,300	CHART INDUSTRIES, INC.(b)	2,068,740	2,685,078
4,343	CIRCOR INTERNATIONAL, INC.	196,738	211,417
25,896	COLUMBUS MCKINNON CORP.	647,822	1,035,322
12,646	CPI AEROSTRUCTURES, INC.(b)	110,182	113,182
35,992	CUBIC CORP.	1,596,677	2,121,728
10,723	CURTISS-WRIGHT CORP.	740,836	1,306,598
22,300	DONALDSON CO., INC.	999,628	1,091,585
5,430	DUCOMMUN, INC.(b)	145,050	154,484
17,337	ENERSYS	1,250,645	1,207,175
232,108	ESSENDANT, INC.	2,801,054	2,151,641
54,014	GENCOR INDUSTRIES, INC.(b)	820,098	893,932
18,648	GENERAC HOLDINGS, INC.(b)	681,580	923,449
6,357	GENERAL CABLE CORP.	118,662	188,167
86,203	GIBRALTAR INDUSTRIES, INC.(b)	2,499,325	2,844,699
19,684	GORMAN-RUPP (THE) CO.	606,594	614,338
58,488	HARDINGE, INC.	866,272	1,018,861
21,329	HARSCO CORP.(b)	138,019	397,786
6,308	HUDSON TECHNOLOGIES, INC.(b)	39,759	38,290
38,111	INTERFACE, INC.	616,438	958,492
57,373	JELD-WEN HOLDING, INC.(b)	1,922,764	2,258,775
9,718	KADANT, INC.	626,866	975,687
57,379	KBR, INC.	987,770	1,137,826
36,661	KENNAMETAL, INC.	1,364,009	1,774,759
8,008	KEY TECHNOLOGY, INC.(b)	145,219	147,587
4,211	LSC COMMUNICATIONS, INC.	73,590	63,797

See accompanying notes to financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
104,066	LSI INDUSTRIES, INC.	$826,647	715,974
43,109	MASONITE INTERNATIONAL CORP.(b)	2,828,344	3,196,532
16,710	MCGRATH RENTCORP	581,361	785,036
74,078	MILACRON HOLDINGS CORP.(b)	1,167,413	1,417,853
17,237	NAVIGANT CONSULTING, INC.(b)	261,853	334,570
32,210	NCI BUILDING SYSTEMS, INC.(b)	447,428	621,653
156,900	NOW, INC.(b)	1,929,184	1,730,607
24,843	ON ASSIGNMENT, INC.(b)	712,554	1,596,660
10,563	PARK-OHIO HOLDINGS CORP.	384,250	485,370
194,330	PGT INNOVATIONS, INC.(b)	2,725,660	3,274,460
66,439	PIONEER POWER SOLUTIONS, INC.(b)	408,780	508,258
88,545	PLY GEM HOLDINGS, INC.(b)	1,428,461	1,638,083
187,671	QUANEX BUILDING PRODUCTS CORP.	3,914,341	4,391,501
6,095	R.R. DONNELLEY & SONS CO.	70,010	56,684
53,395	REV GROUP, INC.	1,335,350	1,736,939
23,625	SKYWEST, INC.	766,630	1,254,488
31,754	SPX CORP.(b)	743,042	996,758
210,187	STEELCASE, INC., CLASS A	2,987,714	3,194,842
9,230	TELEDYNE TECHNOLOGIES, INC.(b)	272,162	1,672,014
3,130	TENNANT CO.	196,580	227,395
33,101	TEREX CORP.	1,419,685	1,596,130
26,120	TETRA TECH, INC.	1,120,156	1,257,678
22,995	TITAN MACHINERY, INC.(b)	263,264	486,804
118,414	TRIMAS CORP.(b)	3,058,028	3,167,574
10,019	VALMONT INDUSTRIES, INC.	1,527,033	1,661,651
18,321	VIAD CORP.	816,580	1,014,983
69,993	WESCO AIRCRAFT HOLDINGS, INC.(b)	666,541	517,948
40,912	WOODWARD, INC.	2,269,755	3,131,404
12,145	XERIUM TECHNOLOGIES, INC.(b)	50,168	51,738
		72,223,047	85,940,835	23.25%
Information Technology:
41,655	ANIXTER INTERNATIONAL, INC.(b)	2,967,318	3,165,780
30,042	ASTRONOVA, INC.	389,003	420,588
102,810	BAZAARVOICE, INC.(b)	527,031	560,315
24,760	BELDEN, INC.	1,564,285	1,910,729
26,343	BLACKHAWK NETWORK HOLDINGS, INC.(b)	1,082,217	939,128
5,310	CALAMP CORP.(b)	101,254	113,793
17,952	CAMTEK LTD.(c)	88,840	102,685
81,900	COHU, INC.	1,817,011	1,797,705
20,722	COMMVAULT SYSTEMS, INC.(b)	1,066,878	1,087,905
4,489	COMTECH TELECOMMUNICATIONS CORP.	47,715	99,297
84,805	CYPRESS SEMICONDUCTOR CORP.	1,151,493	1,292,428
116,868	DIEBOLD NIXDORF, INC.	2,772,243	1,910,792
6,862	DIGI INTERNATIONAL, INC.(b)	67,362	65,532
19,176	DSP GROUP, INC.(b)	245,609	239,700
25,193	EURONET WORLDWIDE, INC.(b)	1,574,093	2,123,014
4,649	FORMFACTOR, INC.(b)	56,958	72,757
133,620	FRANKLIN WIRELESS CORP.(b)	287,454	273,921
80,704	FREQUENCY ELECTRONICS, INC.(b)	784,862	755,389
47,756	INSIGHT ENTERPRISES, INC.(b)	1,938,830	1,828,577
16,565	ITRON, INC.(b)	952,803	1,129,733
46,804	JABIL, INC.	787,107	1,228,605
12,813	LUMENTUM HOLDINGS, INC.(b)	801,006	626,556
125,368	MARCHEX, INC., CLASS B(b)	355,195	404,939
180,851	MODUSLINK GLOBAL SOLUTIONS, INC.(b)	289,661	450,319
12,074	MONOTYPE IMAGING HOLDINGS, INC.	274,435	290,983
34,594	MTS SYSTEMS CORP.	1,834,008	1,857,698
40,522	NOVANTA, INC.(b)	1,197,481	2,026,100
2,271	PC CONNECTION, INC.	59,997	59,523
7,652	PERCEPTRON, INC.(b)	45,110	74,607
66,716	PERFICIENT, INC.(b)	1,039,425	1,272,274
6,040	PLEXUS CORP.(b)	340,845	366,749
44,553	PROS HOLDINGS, INC.(b)	1,107,324	1,178,427
62,908	SCANSOURCE, INC.(b)	2,550,076	2,252,106
107,555	SILVER SPRING NETWORKS, INC.(b)	1,739,578	1,746,693
124,348	SUPPORT.COM, INC.(b)	369,373	300,922
68,391	SYNCHRONOSS TECHNOLOGIES, INC.(b)	1,063,152	611,416

See accompanying notes to financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
26,941	SYNNEX CORP.	$1,319,891	3,662,629
108,993	UNISYS CORP.(b)	1,334,113	888,293
141,393	VERIFONE SYSTEMS, INC.(b)	2,831,269	2,504,070
16,767	VIASAT, INC.(b)	1,113,102	1,255,010
		39,935,407	42,947,687	11.62%
Materials:
21,369	BERRY GLOBAL GROUP, INC.(b)	480,633	1,253,719
93,779	CALGON CARBON CORP.	1,746,254	1,997,493
33,800	H.B. FULLER CO.	1,883,465	1,820,806
17,907	INGEVITY CORP.(b)	800,938	1,261,906
2,504	INNOPHOS HOLDINGS, INC.	112,147	117,012
27,920	KOPPERS HOLDINGS, INC.(b)	538,423	1,421,128
22,500	RELIANCE STEEL & ALUMINUM CO.	1,623,398	1,930,275
74,700	SCHWEITZER-MAUDUIT INTERNATIONAL, INC.	3,001,402	3,388,392
6,970	SUNCOKE ENERGY, INC.(b)	62,497	83,570
415	SYNALLOY CORP.	5,293	5,561
24,414	TRECORA RESOURCES(b)	270,278	329,589
14,341	TRINSEO S.A.	968,771	1,041,157
15,528	US CONCRETE, INC.(b)	738,226	1,298,917
		12,231,725	15,949,525	4.31%
Real Estate:
23,839	ASHFORD HOSPITALITY TRUST, INC.	143,455	160,436
69,296	BLUEROCK RESIDENTIAL GROWTH REIT, INC.	751,234	700,583
55,551	BRANDYWINE REALTY TRUST	968,187	1,010,473
50,924	CATCHMARK TIMBER TRUST, INC., CLASS A	578,922	668,632
107,957	CEDAR REALTY TRUST, INC.	606,062	656,379
6,497	CHATHAM LODGING TRUST	128,772	147,872
25,928	CITY OFFICE REIT, INC.(c)	326,693	337,323
15,949	CLIPPER REALTY, INC.	173,841	159,331
12,475	COMMUNITY HEALTHCARE TRUST, INC.	288,864	350,548
67,067	DIAMONDROCK HOSPITALITY CO.	728,909	757,186
27,246	EDUCATION REALTY TRUST, INC.	1,089,976	951,430
23,625	GRAMERCY PROPERTY TRUST	489,175	629,842
9,400	HFF, INC., CLASS A	348,304	457,216
44,929	INVESTORS REAL ESTATE TRUST	258,999	255,197
49,181	JERNIGAN CAPITAL, INC.	1,023,395	934,931
31,906	KITE REALTY GROUP TRUST	751,015	625,358
24,008	MARCUS & MILLICHAP, INC.(b)	563,536	782,901
65,175	MEDICAL PROPERTIES TRUST, INC.	562,597	898,111
5,091	PLYMOUTH INDUSTRIAL REIT, INC.	89,074	94,082
31,096	RETAIL OPPORTUNITY INVESTMENTS CORP.	623,045	620,365
55,430	STAG INDUSTRIAL, INC.	921,090	1,514,902
3,762	STRATUS PROPERTIES, INC.	108,782	111,731
		11,523,927	12,824,829	3.47%
Telecommunication Services:
97,577	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.(b)	179,968	261,507
10,534	CINCINNATI BELL, INC.(b)	208,521	219,634
40,271	HAWAIIAN TELCOM HOLDCO, INC.(b)	974,158	1,242,763
15,662	ORBCOMM, INC.(b)	166,952	159,439
		1,529,599	1,883,343	0.51%
Utilities:
8,652	ALLETE, INC.	257,881	643,363
32,582	NEW JERSEY RESOURCES CORP.	1,257,251	1,309,796
124,147	PURE CYCLE CORP.(b)	761,205	1,036,627
18,831	SPIRE, INC.	941,910	1,415,150
14,695	US GEOTHERMAL, INC.(b)	60,379	50,698
		3,278,626	4,455,634	1.21%
	Sub-total Common Stocks:	309,154,713	354,250,414	95.82%
Preferred Stocks:
Financials:
144,669	STEEL PARTNERS HOLDINGS L.P., 6.00%(d)	2,351,239	3,048,176
		2,351,239	3,048,176	0.82%
	Sub-total Preferred Stocks:	2,351,239	3,048,176	0.82%
Rights:

See accompanying notes to financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary:
55,700	MEDIA GENERAL, INC. (CONTINGENT VALUE RIGHTS)(b)(e)	$-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Warrants:
Health Care:
19,977	NANOVIBRONIX, INC.(b)	200	-
		200	-	0.00%
	Sub-total Warrants:	200	-	0.00%
Short-Term Investments:
16,001,365	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 1.13%(f)	16,001,365	16,001,365
	Sub-total Short-Term Investments:	16,001,365	16,001,365	4.33%
	Grand total(g)	$327,507,517	373,299,955	100.97%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2017, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.98% of net assets.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	Security has been deemed worthless and is a Level 3 investment.
(f)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2016, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $12,813,306 with net purchases of $3,188,059 during the fiscal year ended December 31, 2017.
(g)	At December 31, 2017, the cost for Federal income tax purposes was $327,908,626. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$54,946,513
Gross unrealized depreciation	(9,555,184)

Net unrealized appreciation	$45,391,329

See accompanying notes to financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2017

Clearwater Small Companies Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
227,600	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$2,360,733	2,731,200
10,000	BLACKROCK MUNIHOLDINGS FUND II INC			145,052	147,800
70,400	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			734,969	1,029,248
57,300	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			729,193	797,043
35,700	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			474,032	477,666
8,302	BLACKROCK MUNIYIELD FUND INC			122,288	120,545
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	768,247
142,461	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,846,525	1,994,454
51,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			729,423	742,412
101,896	BLACKROCK MUNIYIELD QUALITY FUND II INC			1,307,244	1,334,838
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,636,098
4,565	DEUTSCHE MUNICIPAL INCOME TRUST			39,441	54,324
43,668	DREYFUS STRATEGIC MUNICIPAL BOND FUND INC			359,770	373,361
18,592	EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II			206,025	213,808
178,050	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,985,371	2,026,209
113,205	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,410,252	1,403,742
30,000	INVESCO MUNICIPAL TRUST			412,242	375,000
66,122	INVESCO QUALITY MUNICIPAL INCOME TRUST			750,670	827,186
60,000	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			774,121	790,800
50,248	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND			630,407	674,831
53,000	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			748,312	818,320
245,475	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			3,273,528	3,375,275
15,963	NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND			214,604	211,669
52,779	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			723,142	694,044
29,740	NUVEEN QUALITY MUNICIPAL INCOME FUND			409,650	418,152
28,000	PUTNAM MUNICIPAL OPPORTUNITIES TRUST			371,050	345,800
19,613	WESTERN ASSET MUNICIPAL PARTNERS FUND INC			246,036	298,706
	Sub-total Closed-End Funds:			23,277,656	24,680,778	4.70%
Municipal Bonds:
2,350,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	0.00	1,539,940	2,255,553
510,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	510,000	512,836
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,113,093	1,182,530
750,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	737,461	771,195
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,000	525,335
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(c)	12/1/2010	5.40	350,000	23,625
670,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	670,000	712,887
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,019,315	1,150,190
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	0.00	540,752	1,001,050
1,000,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	977,527	1,038,820
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE	1/1/2038	5.38	1,000,000	1,002,900
1,915,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,880,132	2,102,747
500,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	6/15/2036	5.00	509,892	505,190
500,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	500,000	513,780
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	515,377	566,855
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	507,512	560,950
500,000	ATLANTA GA DEV AUTH	7/1/2035	4.00	492,245	522,395
1,000,000	ATLANTA GA DEV AUTH SENIOR HLTH CARE FACS REVENUE	1/1/2023	6.00	989,380	1,018,150
750,000	ATLANTA GA DEV AUTH SENIOR HLTH CARE FACS REVENUE	1/1/2029	6.50	728,521	779,070
1,425,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,327,142	1,498,886
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	985,446	1,078,080
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,186,588	1,383,272
920,000	BEXAR CNTY TX HSG FIN CORP(d)	2/1/2035	3.75	920,000	962,817
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,089,612	2,196,520
500,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2035	6.25	500,000	525,035

See accompanying notes to financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
420,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2045	6.25	$420,000	426,775
1,150,000	BURBANK IL EDUCTNL FACS REVENUE(e)	9/1/2035	6.00	1,150,000	1,174,644
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,048,382	1,261,710
385,000	BUTLER CNTY PA GEN AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.70%)(f)	10/1/2034	1.84	385,000	336,783
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	504,382	562,830
620,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	569,083	621,978
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	501,468	541,915
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE(b)	8/1/2029	6.00	1,494,546	1,944,690
1,370,000	CAPITAL TRUST AGY FL CHRT SCHREVENUE	2/1/2035	5.38	1,370,000	1,376,740
750,000	CAPITAL TRUST AGY FL REVENUE	4/1/2035	7.00	750,000	769,553
1,750,000	CAPITAL TRUST AGY FL REVENUE(e)	12/1/2035	6.75	1,747,582	1,777,667
750,000	CAPITAL TRUST AGY FL REVENUE(e)	7/1/2037	6.75	750,000	755,738
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(e)	8/1/2027	5.00	750,000	762,735
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(e)	8/1/2032	5.38	750,000	768,300
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	0.00	804,738	1,127,350
860,000	CARMEL IN REVENUE	11/15/2022	6.00	851,034	914,223
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,015,314	1,109,490
750,000	CELEBRATION POINTE CMNTY DEV DIST #1 FL SPL ASSMNT REVENUE(e)	5/1/2032	5.00	755,656	789,360
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,017,540	1,135,490
445,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	384,296	445,445
1,000,000	CHICAGO HEIGHTS IL	12/1/2029	4.50	1,066,147	1,065,000
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,001,715	1,132,880
1,000,000	CHICAGO IL PARK DIST	1/1/2028	5.00	1,125,127	1,117,180
1,000,000	CLACKAMAS CNTY OR HOSP FAC AUTH REVENUE	11/15/2052	5.00	1,049,182	1,054,930
165,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	164,934	165,601
1,500,000	CLOVIS CA UNIF SCH DIST(g)	8/1/2030	0.00	702,473	881,250
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	736,866	845,692
375,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(e)	5/15/2022	5.25	375,000	375,859
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(e)	5/15/2026	7.25	750,000	827,242
1,000,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(e)	5/15/2044	8.13	1,117,407	1,118,810
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	977,226	1,022,620
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	994,607	1,053,170
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE(e)	9/1/2046	5.00	1,009,971	1,009,250
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	988,706	1,149,610
500,000	COLORADO ST HLTH FACS AUTH REVENUE(e)	12/1/2035	5.75	492,313	521,245
115,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	115,000	116,205
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	0.00	814,739	1,003,830
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG FIN PROGRAM	11/15/2035	3.88	1,000,000	1,063,290
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	1,500,000	1,533,405
515,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	515,000	529,575
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2040	3.75	1,000,000	1,035,550
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	5,068,050
500,000	COPPERLEAF CO MET DIST #2	12/1/2030	5.25	500,000	529,220

See accompanying notes to financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	COPPERLEAF CO MET DIST #2	12/1/2045	5.75	$500,000	528,475
1,105,000	CORONA-NORCO CA UNIF SCH DIST(b)	8/1/2039	6.80	1,104,845	1,519,927
637,000	CORTLAND IL SPL TAX REVENUE(c)	3/1/2017	5.50	633,881	125,171
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	504,302	529,410
750,000	CRYSTAL CO CROSSING MET DIST	12/1/2040	5.25	750,000	763,560
474,200	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	479,982	484,822
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,007,981	1,173,110
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,009,904	2,126,860
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,003,875	1,067,160
1,000,000	DAUPHIN CNTY PA GEN AUTH UNIV REVENUE(e)	10/15/2022	4.00	997,696	998,230
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,019,730	1,144,000
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	491,754	537,425
1,000,000	DAYTON-MONTGOMERY CNTY OH PORT AUTH PROJ REVENUE	1/15/2040	7.00	1,000,000	1,055,490
500,000	DECATUR IL	3/1/2034	5.00	513,309	552,595
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(g)	2/1/2029	0.00	573,807	558,470
1,000,000	DEL MAR CA RACE TRACK AUTH	10/1/2035	5.00	1,047,582	1,103,280
245,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	245,000	252,548
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	540,140
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,089,570
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,111,490
750,000	DIST OF COLUMBIA REVENUE	7/1/2037	5.00	750,000	791,168
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,052,070
3,000,000	DUBLIN CA UNIF SCH DIST(g)	8/1/2034	0.00	1,058,730	1,132,620
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,066,180
1,500,000	EAST MORGAN CNTY CO HOSP DIST COPS	12/1/2038	5.88	1,500,000	1,534,260
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,027,265	2,253,876
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	743,043	802,560
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,061,327	1,265,410
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	0.00	738,000	1,147,840
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	0.00	928,018	1,295,356
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,069,570
600,000	ESCONDIDO CA SPL TAX	9/1/2036	5.00	644,146	689,532
750,000	EVANSVILLE IN MF HSG REVENUE	1/1/2038	5.45	750,000	756,900
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	506,770
238,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT(c)	3/1/2036	5.13	238,000	83,300
1,000,000	FAYETTE CNTY KY SCH DIST FIN CORP	8/1/2033	4.00	990,000	1,051,370
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,003,613	1,045,730
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(c)	5/1/2013	5.75	314,118	233,100
845,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	845,000	894,382
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE	6/15/2034	6.00	990,652	1,070,380
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(e)	6/15/2035	6.00	1,001,138	1,070,550
215,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	215,254	226,978
790,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	790,000	802,498
985,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	985,000	1,046,080
840,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	840,000	881,336
1,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2047	3.80	1,000,000	1,006,830
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(e)	8/25/2026	8.50	1,250,000	1,449,937
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,045,000	1,123,310
1,000,000	FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE(e)	6/1/2027	6.50	1,000,000	1,035,630
940,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	817,268	920,946

See accompanying notes to financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	$984,010	1,053,030
1,586,920	GALVESTON CNTY TX MUN UTIL DIST #52	2/21/2018	5.87	1,586,920	1,428,228
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,581,865
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,066,320
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2039	4.00	1,000,000	1,051,810
4,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	4,500,000	4,619,155
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,004,813	1,025,640
1,740,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2042	3.55	1,740,000	1,737,094
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2042	3.65	1,000,000	1,006,800
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,945,137	1,991,944
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	6/1/2044	3.60	1,000,000	1,001,490
600,000	GLENDALE AZ INDL DEV AUTH	11/15/2036	5.00	616,946	617,868
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	559,714	547,531
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE(b)	10/1/2035	0.00	1,097,597	1,442,940
1,065,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,041,674	1,171,255
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE	8/15/2021	6.75	1,250,000	1,351,462
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	0.00	1,094,290	1,568,145
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	0.00	2,840,035	3,197,880
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	0.00	906,842	1,195,510
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	754,741	841,222
825,000	HERITAGE HARBOUR FL N CDD SPLASSMNT	5/1/2034	5.00	825,000	898,573
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,023,437	1,157,960
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,530,781	1,706,685
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	750,000	840,825
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	742,662	844,897
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2044	8.00	1,064,079	1,150,700
1,500,000	ILLINOIS ST	2/1/2030	4.00	1,492,815	1,559,055
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	544,120
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,061,470
500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2032	6.00	500,000	567,235
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	681,793	709,614
565,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	565,000	565,785
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	501,670	532,670
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	770,677	795,173
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	486,873	525,730
700,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	684,808	688,226
1,000,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	1,000,000	1,084,810
1,000,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2041	3.88	1,000,000	1,004,520
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,595,997	1,674,195
1,000,000	IMPERIAL CA CMNTY CLG DIST(b)	8/1/2040	6.75	1,008,755	1,336,590
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	493,052	522,565
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,039,126	3,360,480
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	493,773	544,535
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	987,754	1,128,410
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,037,975	1,090,570
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	535,115	571,290
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	987,402	1,152,110
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,038,006	1,114,610
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,499,910
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2036	5.00	1,657,427	1,687,380
715,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	715,000	745,659
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,062,530
1,400,000	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(e)	11/15/2036	5.75	1,400,000	1,398,292
885,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	873,640	928,462
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	774,818
1,000,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2037	5.25	1,023,075	1,065,410
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	523,247	541,005

See accompanying notes to financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(e)	12/1/2037	6.50	$750,000	753,915
400,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	399,240	407,296
1,700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,686,411	1,944,987
740,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	740,000	817,041
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,088,420
1,400,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,400,000	1,473,920
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(e)	5/1/2037	5.00	744,367	790,538
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	745,320	804,825
1,000,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	991,140	1,005,960
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2035	5.50	500,000	506,810
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,988,842	2,167,840
650,000	LEE CNTY FL INDL DEV AUTH(e)	12/1/2032	5.38	650,000	655,187
700,000	LEE CNTY FL INDL DEV AUTH(e)	12/1/2052	5.75	684,506	694,743
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	743,279	766,718
470,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	470,000	491,183
750,000	LEYDEN ROCK MET DIST #10	12/1/2045	5.00	767,395	764,880
1,000,000	LITTLETON VLG MET DIST #2 COLO SPL REV	12/1/2045	5.38	996,379	1,010,280
180,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENUE(c)	1/1/2015	6.38	180,000	70,200
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENUE(c)	1/1/2036	5.25	1,005,522	280,000
385,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REV	5/1/2024	5.63	385,000	398,764
275,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REV	5/1/2026	4.00	274,568	277,404
695,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REV	5/1/2046	4.75	685,221	701,742
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,014,056	1,129,700
235,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	235,000	240,586
500,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.25	531,402	542,505
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,015,574	1,132,350
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	539,480	570,370
1,000,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2047	5.00	1,111,797	1,139,350
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	747,294	809,527
430,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.70%)(f)	2/15/2036	1.65	430,000	391,640
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	493,255	550,635
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,569,133	1,625,040
1,480,000	LUZERNE CNTY PA	11/1/2026	7.00	1,505,564	1,610,995
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,023,236	1,122,380
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,012,960	1,074,370
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(c)	5/1/2014	5.60	250,000	52,500
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2035	4.00	1,000,000	1,047,740
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2036	3.90	1,000,000	1,050,590

See accompanying notes to financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.55	$1,000,000	1,015,090
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	1,500,000	1,552,770
500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2042	4.05	500,000	525,730
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	1,000,000	1,056,160
1,000,000	MALTA IL TAX INCR REVENUE(c)	12/30/2025	5.75	1,000,000	320,000
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	496,469	565,580
404,629	MANHATTAN IL SPL SVC AREA SPL TAX(c)	3/1/2022	5.75	404,629	72,833
800,000	MARICOPA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2035	5.00	853,051	822,208
750,000	MARICOPA CNTY AZ INDL DEV AUTH SENIOR LIVING FACS REVENUE(e)	1/1/2036	5.75	741,656	766,365
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(g)	9/1/2041	0.00	133,815	60,212
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	375,489	242,503
745,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	761,012	749,694
750,000	MARTINEZ CA UNIF SCH DIST(b)	8/1/2035	6.13	748,451	946,642
455,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	455,000	483,924
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	535,690
530,374	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	552,822	16,574
820,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	811,271	877,671
700,000	MASSACHUSETTS ST DEV FIN AGY REVENUE(e)	10/1/2047	5.00	753,205	759,521
915,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	915,000	958,371
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	700,000	747,509
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	700,000	748,363
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,080,640
765,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	765,000	784,278
2,770,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	2,770,000	2,834,541
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2046	4.20	2,000,000	2,119,220
160,000	MEAD NE TAX INCR REVENUE(c)	7/1/2012	5.13	160,000	14,400
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,032,728	1,084,980
500,000	MEMPHIS-SHELBY CNTY TN INDL DEV BRD ECON DEV GROWTH ENGINE T	7/1/2037	5.50	495,831	528,390
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	593,928
500,000	MET PIER & EXPOSITION AUTH ILREVENUE	6/15/2057	5.00	523,261	543,270
1,000,000	MIAMI FL HLTH FACS AUTH	7/1/2038	5.13	1,043,134	1,114,910
135,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	131,055	148,029
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	745,312	790,433
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,514,618	1,593,870
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,018,090
1,850,000	MICHIGAN ST HSG DEV AUTH	10/1/2035	4.10	1,850,000	1,936,598
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2035	3.95	1,000,000	1,041,740
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2036	3.70	1,000,000	1,026,930
940,000	MICHIGAN ST HSG DEV AUTH	12/1/2040	3.95	940,000	970,625
600,000	MICHIGAN ST HSG DEV AUTH	10/1/2042	3.75	600,000	609,336
1,500,000	MICHIGAN ST HSG DEV AUTH	12/1/2045	3.70	1,500,000	1,518,390
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,005,700	1,054,960
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	500,655
235,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	235,000	240,776
470,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	470,000	480,852
1,000,000	MISHAWAKA IN MF HSG REVENUE(e)	1/1/2038	5.38	1,000,000	1,002,680
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	977,750	1,091,880
30,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	31,233	31,217
1,540,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	12/1/2045	3.63	1,540,000	1,562,761

See accompanying notes to financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
65,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	$65,000	66,425
1,005,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	1,005,000	1,039,220
645,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	645,000	702,695
240,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	240,003	243,955
985,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2037	3.95	985,000	1,046,395
860,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	862,720	900,437
1,000,000	MONTGOMERY CNTY MD HSG OPPNTYS COMMN MFH & RECONSTR DEV REVENUE	7/1/2039	3.88	1,000,000	1,035,770
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	527,945
890,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVENUE	7/1/2038	4.00	890,000	903,154
731,973	MOUNT CARBON CO MET DIST REVENUE(b)	6/1/2043	7.00	731,972	658,775
200,000	MOUNT CARBON CO MET DIST REVENUE(b)(c)	6/1/2043	8.00	-	44,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	522,097	546,290
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	612,846	666,722
417,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	417,000	417,284
380,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	380,000	401,869
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,124,710
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2042	6.20	999,514	1,251,380
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,143,860
500,000	NAVAJO NATION AZ(e)	12/1/2030	5.50	530,582	559,035
970,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.90	970,000	1,007,161
1,390,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	1,390,000	1,430,588
140,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	140,000	142,227
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	973,855	1,124,710
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	491,291	535,110
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,067,860
350,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	350,000	356,353
75,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	75,938	75,000
1,500,000	NEW HAMPSHIRE ST HSG FIN AUTHMF REVENUE	7/1/2052	4.00	1,500,000	1,505,625
750,000	NEW HOPE CULTURAL ED FACS FINCORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	763,914	814,710
750,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	7/1/2035	5.00	771,697	620,550
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,146,637	1,204,038
750,000	NEW HOPE CULTURAL EDU FACS FINCORP TX EDU REVENUE(e)	8/15/2036	5.00	758,238	761,040
1,000,000	NEW HOPE CULTURAL EDU FACS FINCORP TX EDU REVENUE	8/15/2036	5.50	1,006,680	1,031,970
750,000	NEW JERSEY ST ECON DEV AUTH REVENUE	7/15/2047	5.00	807,085	819,525
210,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	6/1/2024	5.38	209,377	218,732
900,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	900,000	953,262
375,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	375,000	386,756
585,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	585,000	597,975
940,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	934,117	954,203
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,036,420
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	968,990	1,033,320

See accompanying notes to financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2024	5.00	$1,033,911	1,015,350
1,000,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2030	5.00	1,029,973	1,013,990
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	510,181	553,825
220,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	220,000	224,169
445,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	445,000	457,104
435,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	435,000	444,074
1,000,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.70	1,000,000	1,026,740
700,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	700,000	716,758
1,040,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,040,000	1,075,599
930,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2046	3.80	930,000	953,445
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.00	114,821	1
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2037	3.80	1,000,000	1,022,000
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2039	4.30	1,000,000	1,045,540
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	999,960
2,000,000	NEW YORK CITY NY MUNI WTR FIN AUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,150,750	2,285,000
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2041	4.10	1,000,000	1,057,050
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	1,052,810
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,545,285
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	549,515
4,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	4,000,000	4,106,800
955,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2036	3.90	955,000	1,000,143
750,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2038	3.75	750,000	768,315
1,450,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	3.80	1,450,000	1,490,281
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	500,000	508,040
500,000	NORTH CAROLINA ST CAPITAL FACS FIN AGY EDUCTNL FACS REVENUE	6/1/2023	5.00	500,000	500,880
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2037	3.85	1,000,000	1,051,250
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2041	3.95	1,015,691	1,055,810
500,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	4.00	536,560	537,070
600,000	NORTH LAS VEGAS NV LOCAL IMPT(e)	12/1/2027	4.00	584,645	585,108
600,000	NORTH LAS VEGAS NV LOCAL IMPT(e)	12/1/2037	5.00	601,395	603,234
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	519,055
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,005,000	1,068,660
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,408,774	1,498,602
500,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2037	5.00	511,440	534,515
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	0.00	1,559,304	2,342,980
875,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	872,922	901,434
270,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	270,000	273,505
970,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	866,169	982,561
105,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	105,000	107,024
45,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	45,256	45,363
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,047,323	1,099,760
750,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2035	5.00	784,619	832,725
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2047	5.00	1,085,176	1,104,960
890,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	890,000	917,928
1,250,000	OREGON ST	12/1/2034	3.63	1,250,000	1,301,387
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,098,040

See accompanying notes to financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
760,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2035	3.75	$760,000	785,749
835,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	835,000	858,647
1,400,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2048	3.75	1,400,000	1,387,428
500,000	PALISADE CO MET DIST #2 LIMITED TAX	12/1/2046	5.00	509,087	507,860
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	603,345
1,200,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2036	5.00	1,325,941	1,359,288
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	492,566	606,640
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2031	5.00	1,042,134	1,099,550
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.65%)(f)	7/1/2039	1.79	500,000	410,080
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,003,479	1,015,090
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	519,060
3,200,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	3,200,000	3,328,198
2,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	2,000,000	2,005,880
580,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	580,000	592,255
750,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	4.00	750,000	771,735
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	5.13	1,930,724	2,117,219
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2037	0.00	1,251,468	1,415,805
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	1,028,360
400,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2023	6.13	400,000	434,516
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	739,328	770,753
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(e)	7/1/2036	5.13	985,241	1,008,560
750,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2042	6.30	798,204	864,082
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,524,456	2,786,500
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,064,471	1,149,000
1,000,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(e)	12/1/2026	5.25	1,000,000	1,050,770
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,724	10,074
750,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(e)	6/15/2037	4.75	735,981	740,603
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(g)	9/1/2031	0.00	1,264,142	1,194,532
900,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	889,936	919,323
750,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	750,000	789,285
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	2,036,961	2,074,120
1,000,000	PROMENADE CASTLE ROCK CO MET DIST #1	12/1/2025	5.13	1,000,000	1,071,690
550,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	547,000	587,769
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,546,750	1,761,240
750,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	754,518	806,917
1,250,000	PUBLIC FIN AUTH WI REVENUE(e)	11/1/2028	6.25	1,250,000	1,305,862
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	655,416
406,960	PUBLIC FIN AUTH WI REVENUE(g)	10/1/2042	0.00	452,560	98,896
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	548,783	518,837

See accompanying notes to financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,130,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE	11/15/2024	5.00	$1,126,703	1,232,615
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,531,290
1,155,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,155,000	1,317,301
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,358	871,492
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	6.38	998,535	1,330,250
750,000	REEF-SUNSET CA UNIF SCH DIST(b)	8/1/2038	0.00	631,662	714,990
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	494,880	532,000
775,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	771,622	803,427
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	770,258
955,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2046	3.40	955,000	949,757
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,017,546	1,227,210
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,619,158	1,724,325
450,000	S WSTRN IL DEV AUTH(c)	10/1/2022	7.00	450,000	261,000
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.57%)(f)	6/1/2039	1.56	350,000	299,495
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	764,030	805,642
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	760,747	809,040
995,000	SAN CLEMENTE CA SPL TAX	9/1/2040	5.00	1,050,646	1,098,012
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	537,585
1,500,000	SAN GABRIEL CA UNIF SCH DIST(b)	8/1/2039	5.35	1,497,757	1,698,375
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,042,301	1,124,160
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	508,906	570,165
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,012,922	1,173,340
1,000,000	SCOTTS BLUFF CNTY NE HOSP AUTH	2/1/2037	5.25	1,052,303	1,084,830
500,000	SEATTLE WA HSG AUTH	12/1/2047	3.85	500,000	504,920
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	781,181	884,291
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	489,856	527,585
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2019	5.35	134,966	375
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	5.55	556,862	1,563
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	6.00	-	1
750,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	9/1/2037	5.00	800,963	770,648
525,000	SHERIDAN AR SCH DIST #37	2/1/2047	4.00	538,711	540,519
125,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2023	6.50	125,000	131,704
220,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	215,987	236,102
275,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	272,595	287,119
1,000,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH HOSP REVENUE	2/1/2038	5.00	1,119,709	1,138,080
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,053,159	1,121,410
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,460,380	1,622,698
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,500	527,340
60,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	58,191	60,079
500,000	ST VRAIN LAKES MET DIST NO 2	12/1/2037	5.00	500,000	502,890
1,000,000	STC MET DIST #2 CO	12/1/2038	6.00	970,955	1,037,290
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(c)	11/1/2010	5.50	142,538	99,777

See accompanying notes to financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	$1,077,032	1,112,740
2,385,000	SULPHUR SPRINGS CA UNION SCH DIST COPS(b)	12/1/2037	6.50	2,383,021	3,011,159
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,483,242	1,573,710
1,100,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2040	5.00	1,160,568	1,215,170
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,065,278	1,115,990
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2022	5.50	1,002,412	1,000,750
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2024	5.63	750,000	772,628
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2035	5.00	777,125	792,893
700,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	5/15/2037	5.00	767,633	738,626
1,485,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2037	6.63	1,510,460	1,667,165
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	787,287	833,100
500,000	TEMPE AZ INDL DEV AUTH REVENUE(e)	10/1/2024	4.70	498,535	501,460
500,000	TEMPE AZ INDL DEV AUTH REVENUE(e)	10/1/2037	6.00	503,243	514,055
1,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2036	3.70	1,000,000	1,033,490
2,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2040	3.45	2,000,000	1,980,620
1,250,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2047	3.65	1,250,000	1,275,987
630,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	630,000	660,599
980,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	980,000	989,036
345,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	345,000	352,304
1,235,000	TOLEDO-LUCAS CNTY OH PORT AUTHSTUDENT HSG REVENUE	7/1/2039	5.00	1,236,977	1,292,798
35,000	TOLOMATO FL CDD(b)	5/1/2039	0.00	39,806	34,997
565,000	TOLOMATO FL CDD(b)(c)	5/1/2040	6.61	340,741	346,741
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	0.00	594,814	852,880
600,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2046	7.13	659,621	689,700
750,000	TRAVIS CNTY TX HLTH FACS DEV CORP(f)(h)	1/1/2047	5.25	750,000	809,385
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,574	542,950
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	501,630	505,545
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	0.00	1,133,518	1,314,062
555,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	548,310	574,170
750,000	UPPER IL RIVER VLY DEV AUTH(e)	12/1/2022	4.00	743,385	743,385
750,000	UPPER IL RIVER VLY DEV AUTH(e)	12/1/2037	5.25	767,408	773,355
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,507,071	1,528,170
750,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(e)	4/15/2045	6.00	766,002	786,548
185,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	185,000	192,739
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	481,862	524,481
1,000,000	VANCOUVER WA HSG AUTH	8/1/2034	3.75	981,798	1,032,650
680,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	677,150	725,716
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,055,750
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,041,050
500,000	VIRGINIA ST HSG DEV AUTH	5/1/2041	3.55	500,000	512,000
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	3,490,250	3,604,650
3,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2038	4.80	3,000,000	3,322,380
2,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	10/1/2038	4.75	2,000,000	2,210,460
1,205,000	VLG FL CDD #7 SPL ASSMNT REVENUE	5/1/2036	4.00	1,197,253	1,242,030
530,000	WASHINGTON ST HSG FIN COMMISSION(e)	7/1/2025	6.00	533,145	563,809
1,000,000	WASHINGTON ST HSG FIN COMMISSION(e)	1/1/2031	5.00	1,001,805	1,091,700

See accompanying notes to financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	WASHINGTON ST HSG FIN COMMISSION(e)	7/1/2031	5.00	$803,685	793,043
675,000	WASHINGTON ST HSG FIN COMMISSION(e)	1/1/2035	5.75	675,000	689,000
600,000	WASHINGTON ST HSG FIN COMMISSION(e)	7/1/2036	5.00	639,281	626,148
500,000	WASHINGTON ST HSG FIN COMMISSION(e)	1/1/2038	5.00	549,522	551,720
750,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2045	3.80	750,000	756,908
1,000,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2047	4.00	1,066,993	1,062,900
4,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	4,000	3,980
170,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	6.60	168,843	170,549
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,568,100
170,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2039	4.10	170,000	175,972
890,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2047	4.13	890,000	939,760
1,500,000	WEST VLY CITY UT MUNI BLDG AUTH LEASE REVENUE	2/1/2039	5.00	1,680,587	1,760,250
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	572,907	596,156
685,000	WESTMONT IL PARK DIST(g)	12/1/2031	0.00	303,360	346,507
685,000	WESTMONT IL PARK DIST(g)	12/1/2033	0.00	263,664	301,660
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,357,600
600,000	WICHITA KS HLTH CARE FACS REVENUE	12/1/2036	5.25	605,696	644,562
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,093,582	1,098,320
750,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	745,755	800,655
905,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	909,045	957,580
630,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	636,115	686,442
1,300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2032	5.00	1,413,856	1,496,924
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/15/2036	5.00	1,000,000	1,001,870
700,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2037	5.00	736,536	740,152
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	2,084,534	2,168,680
500,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2035	3.88	500,000	518,745
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2040	4.00	1,000,000	1,041,260
1,500,000	WISCONSIN ST HSG & ECON DEV AUTH	5/1/2055	4.15	1,500,000	1,531,095
1,000,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	993,124	1,014,750
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	744,930	777,968
1,645,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,645,000	1,676,304
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.25	355,352	266,250
	Sub-total Municipal Bonds:			460,421,609	484,300,506	92.22%
Short-Term Investments:
6,336,567	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 1.13%(i)			6,336,567	6,336,567
	Sub-total Short-Term Investments:			6,336,567	6,336,567	1.21%
	Grand total(j)			$490,035,832	515,317,851	98.13%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	For step bonds, the coupon rate disclosed is the current rate in effect.

(c)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(d)	Security has converted to a fixed rate as of February 1, 2015, and will be going forward.

(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(f)	Variable rate security. Rate as of December 31, 2017 is disclosed.

See accompanying notes to financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

(g)	Zero coupon bond.

(h)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(i)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2016, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $7,667,864 with net sales of $1,331,297 during the fiscal year ended December 31, 2017.

(j)	At December 31, 2017, the cost for Federal income tax purposes was $486,328,697. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$35,286,006
Gross unrealized depreciation	(6,296,852)
Net unrealized appreciation	$28,989,154

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent

Florida	11.01%
California	9.78
Illinois	7.77
Texas	6.48
Georgia	4.67
New York	4.58
Indiana	4.27
Pennsylvania	3.73
Colorado	3.39
Wisconsin	3.32
Other	41.00
100.00%

At December 31, 2017, the Fund had open futures contracts as follows:

Type	Number of Contracts	Notional Amount (000s)	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation) (000s)

10-Year U.S. Treasury Note	910	$(112,882,656)	Short	3/18	$379,575
U.S. Treasury Long Bond	104	(15,912,000)	Short	3/18	(77,688)
2-Year U.S. Treasury Note	119	(25,479,016)	Short	3/18	47,795
5-Year U.S. Treasury Note	103	(11,964,898)	Short	3/18	46,192
					$395,874

See accompanying notes to financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2017

Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Common Stocks:
Australia:
4,885	AGL ENERGY LTD.	$66,947	92,849
32,826	ALUMINA LTD.	29,381	62,238
20,092	AMP LTD.	44,790	81,362
37,762	APA GROUP	210,499	245,433
2,554	ASX LTD.	51,631	109,323
80,380	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	1,182,375	1,802,472
68,613	BANK OF QUEENSLAND LTD.	536,423	680,969
70,369	BENDIGO & ADELAIDE BANK LTD.	468,821	640,746
179,910	BGP HOLDINGS PLC(b)	-	-
11,553	BHP BILLITON LTD.	134,009	266,551
10,199	BORAL LTD.	28,970	61,991
23,955	BRAMBLES LTD.	114,907	188,217
1,234	CIMIC GROUP LTD.	49,785	49,537
971	COCHLEAR LTD.	35,893	129,728
23,488	COMMONWEALTH BANK OF AUSTRALIA	947,318	1,472,352
53,441	CSL LTD.	3,622,185	5,891,835
14,184	DEXUS	62,970	107,904
97,180	FORTESCUE METALS GROUP LTD.	212,026	370,024
18,737	GOODMAN GROUP	48,414	123,097
18,683	INCITEC PIVOT LTD.	30,152	56,852
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	270,164
10,015	LENDLEASE GROUP	61,130	127,762
7,617	MACQUARIE GROUP LTD.	165,840	592,117
27,890	NATIONAL AUSTRALIA BANK LTD.	442,099	643,478
9,045	NEWCREST MINING LTD.	89,996	161,049
24,361	OIL SEARCH LTD.	133,952	148,070
17,965	ORIGIN ENERGY LTD.(c)	77,151	132,042
16,330	ORORA LTD.	16,762	43,194
416	PERPETUAL LTD.	7,027	15,694
5,743	QBE INSURANCE GROUP LTD.	48,456	47,857
2,468	RAMSAY HEALTH CARE LTD.	49,765	135,027
20,500	SANTOS LTD.(c)	45,732	87,173
80,218	SCENTRE GROUP	192,775	262,252
5,884	SEEK LTD.	49,598	87,275
9,824	SONIC HEALTHCARE LTD.	79,849	175,226
101,955	SOUTH32 LTD. (ATHENS STOCK EXCHANGE)	70,421	277,631
11,647	STAR ENTERTAINMENT GROUP (THE) LTD.	31,304	55,252
13,885	STOCKLAND	48,681	48,535
9,837	SYDNEY AIRPORT	33,263	54,111
29,923	TABCORP HOLDINGS LTD.	79,432	130,279
62,716	TELSTRA CORP. LTD.	166,825	177,631
13,099	TRANSURBAN GROUP	36,728	127,041
12,264	TREASURY WINE ESTATES LTD.	49,093	152,721
67,359	VICINITY CENTRES	118,058	142,955
29,744	WESTFIELD CORP.	146,662	220,242
60,491	WESTPAC BANKING CORP.	871,309	1,479,661
3,970	WOODSIDE PETROLEUM LTD.	74,324	102,468
16,846	WOOLWORTHS GROUP LTD.	309,168	358,834
		11,493,188	18,689,221	2.99%
Austria:
1,685	BUWOG A.G.(c)	30,804	58,125
3,566	ERSTE GROUP BANK A.G.(c)	63,770	154,481
931	IMMOFINANZ A.G.(c)	-	2,399
313	STRABAG S.E. (BEARER)	5,505	12,780
		100,079	227,785	0.04%
Belgium:
7,120	AGEAS	106,907	347,825
13,822	ANHEUSER-BUSCH INBEV S.A./N.V.	502,521	1,544,498
18,158	BARCO N.V.	1,517,130	1,944,479
24,293	GROUPE BRUXELLES LAMBERT S.A.	2,132,635	2,623,025
4,347	KBC GROUP N.V.	101,356	370,892
40,352	ONTEX GROUP N.V.	1,290,748	1,335,081
2,962	PROXIMUS SADP	71,203	97,201
1,071	TELENET GROUP HOLDING N.V.(c)	51,789	74,648

See accompanying notes to financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Belgium (Cont’d):
1,091	UCB S.A.	$30,547	86,632
		5,804,836	8,424,281	1.35%
Brazil:
600,900	CAMIL ALIMENTOS S.A.(c)	1,528,797	1,418,422
127,300	GRENDENE S.A.	972,481	1,091,823
84,200	M DIAS BRANCO S.A.(c)	957,716	1,322,486
90,900	RAIA DROGASIL S.A.(c)	1,902,688	2,515,637
		5,361,682	6,348,368	1.02%
Canada:
3,480	AGNICO EAGLE MINES LTD.	121,170	160,684
3,620	AGRIUM, INC.	154,492	416,372
170,600	ALAMOS GOLD, INC., CLASS A	1,178,151	1,110,606
4,817	ALIMENTATION COUCHE-TARD, INC., CLASS B	138,470	251,350
2,544	ALTAGAS LTD.	58,867	57,923
5,327	ARC RESOURCES LTD.	66,330	62,509
1,362	ATCO LTD., CLASS I	49,205	48,759
95,100	BADGER DAYLIGHTING LTD.	1,696,426	2,056,339
1,832	BANK OF MONTREAL	92,850	146,604
4,846	BANK OF NOVA SCOTIA (THE)	170,376	312,735
22,326	BARRICK GOLD CORP.	176,666	322,901
49,653	BOMBARDIER, INC., CLASS B(c)	48,169	119,689
17,842	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	164,123	776,702
11,740	CAE, INC.	85,345	218,082
287,400	CANACCORD GENUITY GROUP, INC. (TORONTO STOCK EXCHANGE)	1,072,383	1,326,110
15,100	CANADA GOOSE HOLDINGS, INC.(c)	252,671	477,025
6,639	CANADIAN IMPERIAL BANK OF COMMERCE	268,953	647,210
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	1,318,837
26,238	CANADIAN NATURAL RESOURCES LTD.	589,011	937,638
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	658,834
22,695	CANADIAN PACIFIC RAILWAY LTD.	2,931,368	4,147,738
744	CANADIAN TIRE CORP. LTD., CLASS A	50,047	97,010
1,912	CANADIAN UTILITIES LTD., CLASS A	57,849	56,904
70,509	CANADIAN WESTERN BANK	1,473,408	2,201,653
1,570	CCL INDUSTRIES, INC., CLASS B	45,979	72,542
8,419	CENOVUS ENERGY, INC.	82,774	76,889
6,978	CGI GROUP, INC., CLASS A(c)	55,128	379,155
167	CONSTELLATION SOFTWARE, INC.	49,226	101,239
19,949	DOLLARAMA, INC.	2,299,336	2,492,435
7,455	ECN CAPITAL CORP.	17,223	23,308
5,947	EMERA, INC.	224,403	222,267
2,478	EMPIRE CO. LTD., CLASS A	48,351	48,279
33,604	ENCANA CORP.	212,882	448,321
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	112,355
8,046	FIRST QUANTUM MINERALS LTD.	52,095	112,721
6,874	FORTIS, INC.	259,096	252,156
2,389	FRANCO-NEVADA CORP.	109,265	190,930
37,800	GENWORTH MI CANADA, INC.	851,030	1,308,115
1,061	GEORGE WESTON LTD.	92,079	92,139
6,104	GILDAN ACTIVEWEAR, INC.	33,435	197,202
13,297	GOLDCORP, INC.	152,025	169,571
391,600	GRAN TIERRA ENERGY, INC.(c)	978,737	1,062,336
69,511	IMPERIAL OIL LTD.	2,511,555	2,169,385
1,100	INTERNATIONAL PETROLEUM CORP.(c)	2,833	4,801
33,281	KINROSS GOLD CORP.(c)	62,810	143,503
3,301	LOBLAW COS. LTD.	137,581	179,152
9,476	MAGNA INTERNATIONAL, INC.	61,549	537,049
31,473	MANULIFE FINANCIAL CORP.	380,571	656,501
1,723	METHANEX CORP.	23,658	104,394
3,000	METRO, INC.	54,328	96,062
98,400	MULLEN GROUP LTD.	1,412,125	1,232,153
2,600	ONEX CORP.	105,376	190,687
6,564	OPEN TEXT CORP.	72,477	233,474
23,139	PEMBINA PIPELINE CORP.	537,455	837,753
13,400	POTASH CORP. OF SASKATCHEWAN, INC.	222,258	274,823
583	PRAIRIESKY ROYALTY LTD.	11,473	14,869
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.	137,022	226,278

See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Canada (Cont’d):
2,451	RIOCAN REAL ESTATE INVESTMENT TRUST	$47,061	47,499
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	80,880
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	476,630
27,066	ROYAL BANK OF CANADA	909,444	2,210,282
52,500	RUSSEL METALS, INC.	957,245	1,218,317
4,800	SAPUTO, INC.	103,951	172,525
4,800	SEVEN GENERATIONS ENERGY LTD., CLASS A(c)	46,370	67,895
6,379	SHAW COMMUNICATIONS, INC., CLASS B	97,657	145,595
58,800	SHAWCOR LTD.	1,429,412	1,282,654
2,748	SMARTCENTRES REAL ESTATE INVESTMENT TRUST	64,278	67,574
2,877	SNC-LAVALIN GROUP, INC.	119,463	130,575
11,810	SUN LIFE FINANCIAL, INC.	235,812	487,433
32,366	SUNCOR ENERGY, INC.	755,817	1,188,298
19,201	TECK RESOURCES LTD., CLASS B	97,101	502,098
4,548	TELUS CORP.	59,716	172,296
8,041	THOMSON REUTERS CORP.	206,631	350,490
30,016	TORONTO-DOMINION BANK (THE)	557,894	1,758,694
10,948	TOURMALINE OIL CORP.(c)	204,980	198,405
11,817	TRANSCANADA CORP.	511,702	575,150
104	TRISURA GROUP LTD. (TORONTO STOCK EXCHANGE)(c)	490	2,131
18,713	TURQUOISE HILL RESOURCES LTD.(c)	35,694	63,865
1,366	VERMILION ENERGY, INC.	48,551	49,641
4,726	WHEATON PRECIOUS METALS CORP.	58,903	104,483
25,967	YAMANA GOLD, INC.	47,753	80,979
		29,518,244	43,627,447	6.98%
China:
18,630	BAIDU, INC. ADR(c)(d)	2,566,346	4,363,332
1,632,000	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.	941,242	1,652,293
2,221,000	GOODBABY INTERNATIONAL HOLDINGS LTD.	1,019,656	1,219,541
1,977,000	GREATVIEW ASEPTIC PACKAGING CO. LTD.	1,052,505	1,442,355
39,300	HOLLYSYS AUTOMATION TECHNOLOGIES LTD.	796,982	875,211
70,400	SHANGHAI HAOHAI BIOLOGICAL TECHNOLOGY CO. LTD., CLASS H(e)	326,859	337,905
69,255	TENCENT HOLDINGS LTD.	464,936	3,598,883
2,953,000	XTEP INTERNATIONAL HOLDINGS LTD.	1,239,096	1,152,799
		8,407,622	14,642,319	2.34%
Denmark:
74	AP MOLLER - MAERSK A/S, CLASS A	73,820	123,558
147	AP MOLLER - MAERSK A/S, CLASS B	155,573	256,818
21,538	CARLSBERG A/S, CLASS B	1,865,766	2,586,073
35,335	CHR HANSEN HOLDING A/S	1,625,437	3,314,418
22,261	COLOPLAST A/S, CLASS B	1,453,138	1,770,562
13,100	DANSKE BANK A/S	138,182	510,091
1,592	DSV A/S	48,904	125,365
200	FLSMIDTH & CO. A/S	6,012	11,646
808	GENMAB A/S(c)	101,229	134,000
62,467	ISS A/S	2,054,332	2,419,266
23,139	NOVO NORDISK A/S, CLASS B	335,305	1,247,441
55,367	NOVOZYMES A/S, CLASS B	1,728,098	3,163,344
2,600	PANDORA A/S	18,150	283,060
10,154	TDC A/S	50,412	62,400
3,250	TOPDANMARK A/S(c)	33,362	140,430
3,244	VESTAS WIND SYSTEMS A/S	150,564	224,189
3,896	WILLIAM DEMANT HOLDING A/S(c)	70,444	108,942
		9,908,728	16,481,603	2.64%
Finland:
100,041	AMER SPORTS OYJ(c)	1,928,073	2,771,589
2,770	ELISA OYJ	86,574	108,748
64,770	HUHTAMAKI OYJ	1,931,841	2,720,000
1,396	KESKO OYJ, CLASS B	30,705	75,793
4,902	KONE OYJ, CLASS B	86,493	263,381
7,075	NESTE OYJ	67,704	452,885
61,900	NOKIA OYJ (HELSINKI EXCHANGE)	203,584	289,210
2,240	NOKIAN RENKAAT OYJ	31,307	101,594
1,960	ORION OYJ, CLASS B	49,561	73,091
103,442	OUTOTEC OYJ(c)	822,621	881,216

See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Finland (Cont’d):
5,232	SAMPO OYJ, CLASS A	$211,995	287,515
15,829	STORA ENSO OYJ (REGISTERED)	75,698	251,080
11,934	UPM-KYMMENE OYJ	99,928	371,005
1,849	VALMET OYJ	14,443	36,472
2,352	WARTSILA OYJ ABP	56,960	148,440
		5,697,487	8,832,019	1.41%
France:
1,275	ACCOR S.A.	29,826	65,782
3,443	AEROPORTS DE PARIS	334,974	654,777
10,877	AIRBUS S.E.	357,319	1,083,214
1,093	ARKEMA S.A.	77,841	133,176
435	ATOS S.E.	30,494	63,337
30,343	AXA S.A.	403,058	900,528
16,523	BNP PARIBAS S.A.	678,366	1,234,114
16,698	BOLLORE S.A.	52,911	90,719
2,871	BOUYGUES S.A.	90,917	149,193
3,068	CAPGEMINI S.E.	111,959	364,028
2,834	CARREFOUR S.A.	51,599	61,343
774	CASINO GUICHARD PERRACHON S.A.	36,795	46,954
8,207	CIE DE SAINT-GOBAIN	279,263	452,773
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN	180,725	488,277
26,672	CREDIT AGRICOLE S.A.	211,038	441,633
9,359	DANONE S.A.	473,663	785,496
1,781	EDENRED	26,435	51,671
67,951	ENGIE S.A.	864,155	1,168,747
19,018	ESSILOR INTERNATIONAL CIE GENERALE D’OPTIQUE S.A.	2,383,453	2,623,015
2,673	EURAZEO S.A.	77,917	246,954
1,133	FONCIERE DES REGIONS	96,781	128,439
564	GECINA S.A.	51,331	104,147
9,468	GETLINK S.E.	72,457	121,781
4,585	HERMES INTERNATIONAL	1,723,178	2,454,961
514	ILIAD S.A.	68,964	123,190
740	INGENICO GROUP S.A.	56,963	79,031
1,026	KERING	174,510	483,801
2,335	KLEPIERRE S.A.	57,367	102,723
2,119	LAGARDERE S.C.A.	50,227	67,961
4,882	LEGRAND S.A.	111,114	376,004
6,266	L’OREAL S.A.	661,338	1,390,502
16,443	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,408,212	4,841,529
20,736	NATIXIS S.A.	68,871	164,109
39,439	ORANGE S.A.	438,130	684,970
2,741	PERNOD RICARD S.A.	172,088	433,956
12,969	PEUGEOT S.A.	78,174	263,834
4,895	RENAULT S.A.	134,511	492,826
2,684	SAFRAN S.A.	123,278	276,664
24,263	SANOFI	1,499,641	2,091,694
278	SCHNEIDER ELECTRIC S.E.	8,838	23,699
7,138	SCHNEIDER ELECTRIC S.E.(c)	267,356	606,883
1,813	SCOR S.E.	36,441	72,971
3,283	SES S.A.	48,195	51,248
14,520	SOCIETE GENERALE S.A.	503,103	750,009
8,495	SODEXO S.A.	653,272	1,142,095
9,578	TELEVISION FRANCAISE 1	79,414	141,181
1,413	THALES S.A.	81,763	152,382
21,913	TOTAL S.A.	1,029,479	1,210,630
1,568	UNIBAIL-RODAMCO S.E.	177,708	395,087
1,878	VALEO S.A.	76,759	140,314
13,671	VEOLIA ENVIRONNEMENT S.A.	145,445	348,977
7,810	VINCI S.A.	316,569	797,926
88,523	VIVENDI S.A.	1,711,533	2,381,325
1,345	WENDEL S.A.	91,561	233,032
1,683	ZODIAC AEROSPACE	49,891	50,342
		20,077,170	34,285,954	5.49%
Germany:
15,164	ADIDAS A.G.	2,038,114	3,041,215
8,277	ALLIANZ S.E. (REGISTERED)	727,077	1,901,817
15,026	BASF S.E.	542,099	1,653,976

See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Germany (Cont’d):
17,136	BAYER A.G. (REGISTERED)	$1,013,636	2,138,306
5,770	BAYERISCHE MOTOREN WERKE A.G.	473,448	601,136
2,206	BEIERSDORF A.G.	146,950	259,128
1,188	BRENNTAG A.G.	43,546	75,220
29,496	COMMERZBANK A.G.(c)	190,394	442,562
916	CONTINENTAL A.G.	47,943	247,344
17,639	DAIMLER A.G. (REGISTERED)	589,913	1,498,422
18,447	DEUTSCHE BANK A.G. (REGISTERED)	290,219	351,371
4,525	DEUTSCHE BOERSE A.G.	273,152	525,558
2,487	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	29,539	91,669
17,828	DEUTSCHE POST A.G. (REGISTERED)	210,542	850,289
72,227	DEUTSCHE TELEKOM A.G. (REGISTERED)	948,582	1,282,158
3,463	DEUTSCHE WOHNEN S.E.	80,362	151,494
13,749	E.ON S.E.	110,135	149,477
594	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	21,418	62,562
6,867	FRESENIUS S.E. & CO. KGAA	150,261	536,136
29,661	GERRESHEIMER A.G.	2,046,132	2,459,894
76,043	GRAND CITY PROPERTIES S.A.	1,218,832	1,792,870
2,246	HANNOVER RUECK S.E.	94,321	282,691
3,952	HEIDELBERGCEMENT A.G.	143,515	427,948
671	HENKEL A.G. & CO. KGAA	49,267	80,510
2,600	HOCHTIEF A.G.	108,936	460,454
1,280	HUGO BOSS A.G.	70,065	108,950
21,437	INFINEON TECHNOLOGIES A.G.	117,250	587,343
69,612	JENOPTIK A.G.	1,490,920	2,300,667
2,661	K+S A.G. (REGISTERED)	50,126	66,267
1,373	LINDE A.G.	199,368	298,837
656	LINDE A.G.(c)	153,393	153,209
542	MAN S.E.	59,053	62,040
2,050	MERCK KGAA	86,079	220,757
3,091	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	382,823	670,354
1,517	OSRAM LICHT A.G.	42,957	136,386
1,489	PROSIEBENSAT.1 MEDIA S.E.	25,180	51,284
4,124	RATIONAL A.G.	1,536,038	2,658,163
2,803	RWE A.G.(c)	57,958	57,174
17,103	SAP S.E.	683,559	1,917,691
13,106	SIEMENS A.G. (REGISTERED)	795,701	1,826,486
21,310	STABILUS S.A.	1,262,498	1,916,382
33,787	TELEFONICA DEUTSCHLAND HOLDING A.G.	130,155	169,698
2,356	THYSSENKRUPP A.G.	44,466	68,452
7,071	TUI A.G. - CDI	57,698	145,673
9,713	TUI A.G. - CDI (LONDON EXCHANGE)	124,901	201,956
4,249	UNIPER S.E.	47,803	132,552
404	VOLKSWAGEN A.G.	40,235	81,776
2,682	VONOVIA S.E.	98,410	133,193
1,702	ZALANDO S.E.(c)(e)	61,430	90,089
		19,206,399	35,419,586	5.67%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	93,083
		54,075	93,083	0.02%
Hong Kong:
669,800	AIA GROUP LTD.	3,771,814	5,713,942
181,500	BOC HONG KONG HOLDINGS LTD.	447,601	919,946
56,044	CK ASSET HOLDINGS LTD.	165,366	489,937
52,044	CK HUTCHISON HOLDINGS LTD.	307,834	653,477
10,000	CK INFRASTRUCTURE HOLDINGS LTD.	46,496	85,948
34,500	CLP HOLDINGS LTD.	236,618	353,043
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	144,454
15,300	HANG SENG BANK LTD.	175,457	379,913
20,936	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	138,004
93,690	HONG KONG & CHINA GAS CO. LTD.	169,115	183,714
12,600	HONG KONG EXCHANGES & CLEARING LTD.	218,717	386,732
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	255
17,941	I-CABLE COMMUNICATIONS LTD.(c)	648	526
40,500	LINK REIT	84,196	375,564
30,500	MTR CORP. LTD.	88,703	178,795

See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Hong Kong (Cont’d):
43,500	NWS HOLDINGS LTD.	$52,824	78,505
1,740,000	PAX GLOBAL TECHNOLOGY LTD.	895,404	779,485
190,000	PCCW LTD.	77,805	110,408
24,000	POWER ASSETS HOLDINGS LTD.	139,092	202,589
172,800	SANDS CHINA LTD.	551,191	892,437
27,400	SINO LAND CO. LTD.	29,978	48,538
517,000	STELLA INTERNATIONAL HOLDINGS LTD.	1,145,145	780,842
8,000	SUN HUNG KAI PROPERTIES LTD.	65,036	133,524
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	175,947
500,900	TECHTRONIC INDUSTRIES CO. LTD.	1,550,039	3,266,523
786,000	VALUE PARTNERS GROUP LTD.	529,141	835,009
143,000	VTECH HOLDINGS LTD.	1,910,632	1,874,246
83,500	WH GROUP LTD.(e)	45,547	94,264
6,000	WHARF HOLDINGS (THE) LTD.	50,398	20,735
6,000	WHARF REAL ESTATE INVESTMENT CO. LTD.(c)	34,958	39,934
19,000	WHEELOCK & CO. LTD.	30,489	135,700
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	58,941
		13,063,161	19,531,877	3.13%
India:
314,897	DEWAN HOUSING FINANCE CORP. LTD.	1,509,041	2,874,787
143,344	HCL TECHNOLOGIES LTD.	1,723,615	1,999,888
38,045	HDFC BANK LTD. ADR(d)	2,396,990	3,868,035
		5,629,646	8,742,710	1.40%
Ireland:
35,704	ACCENTURE PLC, CLASS A	3,731,448	5,465,925
1,332	AERCAP HOLDINGS N.V.(c)	50,212	70,077
16,075	CRH PLC (DUBLIN EXCHANGE)	247,661	577,760
1,342	DCC PLC	129,288	135,258
22,916	ICON PLC(c)	1,672,592	2,570,029
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,224	206,020
3,255	KERRY GROUP PLC, CLASS A	214,084	365,165
33,520	MEDTRONIC PLC	2,582,668	2,706,740
506	PADDY POWER BETFAIR PLC (DUBLIN EXCHANGE)	55,156	60,227
19,340	RYANAIR HOLDINGS PLC ADR(c)(d)	2,102,283	2,015,035
		10,890,616	14,172,236	2.27%
Israel:
21,007	BANK HAPOALIM B.M.	79,922	154,489
2,094	CHECK POINT SOFTWARE TECHNOLOGIES LTD.(c)	161,340	216,980
5,900	MIZRAHI TEFAHOT BANK LTD.	51,135	108,771
2,937	NICE LTD.	148,741	265,454
9,647	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(d)	139,124	182,811
		580,262	928,505	0.15%
Italy:
25,746	ASSICURAZIONI GENERALI S.P.A.	314,339	469,548
18,890	ATLANTIA S.P.A.	374,706	596,547
63,009	AZIMUT HOLDING S.P.A.	1,015,728	1,207,354
25,272	BANCA MEDIOLANUM S.P.A.	87,322	218,778
81,915	ENEL S.P.A.	280,368	504,206
1,022	FERRARI N.V.	9,333	107,146
22,181	FERRARI N.V.	2,144,396	2,327,383
1,181	GEDI GRUPPO EDITORIALE S.P.A.(c)	1,053	994
92,703	INTERPUMP GROUP S.P.A.	1,954,865	2,916,443
190,462	INTESA SANPAOLO S.P.A.	334,054	633,017
10,070	LEONARDO S.P.A.	50,331	119,858
39,101	LUXOTTICA GROUP S.P.A.	2,058,977	2,399,719
10,830	MEDIOBANCA S.P.A.	70,955	122,927
1,669	PRYSMIAN S.P.A.	29,837	54,449
695	RIZZOLI CORRIERE DELLA SERA MEDIAGROUP S.P.A.(c)	460	1,019
76,191	SNAM S.P.A.	276,534	372,984
290,733	TECHNOGYM S.P.A.(e)	1,828,782	2,816,851
30,527	TENARIS S.A.	385,417	482,022
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	201,400
18,447	TOD’S S.P.A.	1,228,297	1,347,938
23,123	UNICREDIT S.P.A.(c)	340,149	432,254

See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Italy (Cont’d):
95,230	UNIPOLSAI ASSICURAZIONI S.P.A.	$153,826	222,468
		13,070,097	17,555,305	2.81%
Japan:
1,400	ABC-MART, INC.	51,583	80,390
4,700	AEON CO. LTD.	52,433	79,359
4,800	AEON FINANCIAL SERVICE CO. LTD.	49,903	111,783
3,600	AEON MALL CO. LTD.	50,736	70,418
2,300	AISIN SEIKI CO. LTD.	37,584	129,212
15,000	AJINOMOTO CO., INC.	116,767	282,361
2,500	ALFRESA HOLDINGS CORP.	24,420	58,731
2,000	AMADA HOLDINGS CO. LTD.	10,582	27,229
1,400	ANA HOLDINGS, INC.	35,110	58,473
65,400	ANICOM HOLDINGS, INC.	1,452,220	2,109,865
1,800	AOZORA BANK LTD.	51,121	70,051
67,700	ASAHI CO. LTD.	935,870	788,306
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	277,826
31,000	ASAHI KASEI CORP.	147,138	399,898
111,300	ASICS CORP.	1,795,253	1,774,083
37,000	ASTELLAS PHARMA, INC.	236,149	471,879
1,500	BANDAI NAMCO HOLDINGS, INC.	14,652	49,057
6,600	BANK OF KYOTO (THE) LTD.	216,700	343,838
13,800	BRIDGESTONE CORP.	205,726	641,530
5,200	BROTHER INDUSTRIES LTD.	38,445	128,298
156,800	BUNKA SHUTTER CO. LTD.	1,279,360	1,509,900
15,500	CANON, INC.	438,724	577,768
50,200	CAPCOM CO. LTD.	1,046,441	1,592,767
2,800	CENTRAL JAPAN RAILWAY CO.	245,792	501,478
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	230,442
7,900	CITIZEN WATCH CO. LTD.	31,581	57,984
9,857	CONCORDIA FINANCIAL GROUP LTD.	47,717	59,488
2,500	DAI NIPPON PRINTING CO. LTD.	46,806	55,758
137,500	DAIBIRU CORP.	1,376,777	1,732,860
16,500	DAI-ICHI LIFE HOLDINGS, INC.	198,959	340,324
9,700	DAIICHI SANKYO CO. LTD.	150,922	252,841
4,500	DAIKIN INDUSTRIES LTD.	124,473	532,572
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	244,686
13,600	DAIWA HOUSE INDUSTRY CO. LTD.	194,625	522,274
25,000	DAIWA SECURITIES GROUP, INC.	96,011	156,845
8,200	DENSO CORP.	185,234	492,182
2,800	DENTSU, INC.	46,871	118,660
84,200	DESCENTE LTD.	762,552	1,454,958
55,000	DOWA HOLDINGS CO. LTD.	1,854,964	2,245,396
7,000	EAST JAPAN RAILWAY CO.	392,789	683,071
3,400	EISAI CO. LTD.	112,861	193,605
7,500	ELECTRIC POWER DEVELOPMENT CO. LTD.	169,053	202,019
1,800	FAMILYMART UNY HOLDINGS CO. LTD.	52,590	126,204
3,100	FANUC CORP.	243,447	744,495
1,400	FAST RETAILING CO. LTD.	214,903	558,012
21,000	FUJI ELECTRIC CO. LTD.	51,969	158,234
65,700	FUJI OIL HOLDINGS, INC.	1,298,414	1,921,291
8,800	FUJIFILM HOLDINGS CORP.	165,274	359,654
18,000	FUJITSU LTD.	64,886	128,233
70,000	FUKUOKA FINANCIAL GROUP, INC.	230,551	393,255
3,200	FURUKAWA ELECTRIC CO. LTD.	65,376	157,905
49,500	HACHIJUNI BANK (THE) LTD.	214,554	284,238
3,000	HAMAMATSU PHOTONICS K.K.	52,686	100,910
2,400	HANKYU HANSHIN HOLDINGS, INC.	57,098	96,490
325	HIROSE ELECTRIC CO. LTD.	28,701	47,506
95,000	HITACHI LTD.	295,895	740,186
6,200	HITACHI METALS LTD.	47,471	89,031
12,400	HONDA MOTOR CO. LTD.	301,692	425,017
5,300	HOYA CORP.	112,594	264,730
34,900	IDEC CORP.	849,773	831,343
193,200	IDOM, INC.	1,120,217	1,371,733
18,200	ITOCHU CORP.	192,005	339,690
4,000	J FRONT RETAILING CO. LTD.	31,099	75,367
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	121,828

See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Japan (Cont’d):
10	JAPAN REAL ESTATE INVESTMENT CORP.	$49,036	47,482
27	JAPAN RETAIL FUND INVESTMENT CORP.	47,846	49,507
11,600	JAPAN TOBACCO, INC.	332,221	373,815
5,000	JTEKT CORP.	36,670	85,911
84,700	JXTG HOLDINGS, INC.	326,972	546,500
13,000	KAJIMA CORP.	44,950	125,068
2,100	KANSAI PAINT CO. LTD.	12,205	54,571
10,000	KAO CORP.	208,279	676,193
3,500	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	122,853
29,862	KDDI CORP.	239,416	743,270
4,000	KEIKYU CORP.	56,995	76,858
1,200	KEIO CORP.	36,571	52,771
2,500	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	80,319
10,062	KEYENCE CORP.	2,566,618	5,636,685
6,000	KIKKOMAN CORP.	52,867	242,822
1,200	KINTETSU GROUP HOLDINGS CO. LTD.	35,697	46,008
10,000	KIRIN HOLDINGS CO. LTD.	103,112	252,097
37,300	KOBAYASHI PHARMACEUTICAL CO. LTD.	1,436,277	2,423,217
5,700	KOMATSU LTD.	142,116	206,298
2,300	KONAMI HOLDINGS CORP.	50,313	126,559
21,000	KUBOTA CORP.	129,773	411,799
10,400	KYB CORP.	438,565	608,263
4,100	KYOCERA CORP.	137,688	268,288
5,000	KYOWA HAKKO KIRIN CO. LTD.	54,616	96,694
8,000	KYUSHU ELECTRIC POWER CO., INC.	70,471	83,852
1,400	LAWSON, INC.	63,601	93,064
1,900	LIXIL GROUP CORP.	21,742	51,431
2,400	M3, INC.	51,468	84,455
3,200	MAKITA CORP.	82,169	134,475
32,000	MARUBENI CORP.	162,807	231,775
6,500	MARUI GROUP CO. LTD.	32,287	119,010
11,400	MAZDA MOTOR CORP.	95,886	152,927
2,400	MEIJI HOLDINGS CO. LTD.	38,749	204,269
48,700	MEITEC CORP.	1,500,815	2,558,722
8,700	MINEBEA MITSUMI, INC.	84,406	182,455
36,800	MITSUBISHI CHEMICAL HOLDINGS CORP.	149,792	403,845
18,300	MITSUBISHI CORP.	250,540	505,595
40,000	MITSUBISHI ELECTRIC CORP.	322,860	664,389
24,900	MITSUBISHI ESTATE CO. LTD.	334,662	433,140
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	244,043
5,700	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	212,975
13,300	MITSUBISHI MOTORS CORP.	60,808	96,083
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	78,647
195,000	MITSUBISHI UFJ FINANCIAL GROUP, INC.	915,016	1,430,202
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	160,790
14,000	MITSUI & CO. LTD.	128,045	227,628
7,400	MITSUI CHEMICALS, INC.	87,469	238,074
300	MITSUI MINING & SMELTING CO. LTD.	5,391	17,546
370,200	MIZUHO FINANCIAL GROUP, INC.	565,773	672,225
43,100	MORITA HOLDINGS CORP.	736,613	811,317
8,280	MS&AD INSURANCE GROUP HOLDINGS, INC.	177,615	280,274
3,600	MURATA MANUFACTURING CO. LTD.	162,615	483,089
57,700	N FIELD CO. LTD.	997,904	786,574
198,000	NACHI-FUJIKOSHI CORP.	988,917	1,328,493
5,000	NGK INSULATORS LTD.	63,091	94,431
4,100	NGK SPARK PLUG CO. LTD.	48,644	99,666
6,000	NH FOODS LTD.	72,315	146,332
3,900	NIDEC CORP.	129,234	547,229
109,700	NIHON PARKERIZING CO. LTD.	1,508,147	1,850,807
2,600	NINTENDO CO. LTD.	285,625	950,468
22	NIPPON BUILDING FUND, INC.	90,970	107,584
1,700	NIPPON EXPRESS CO. LTD.	60,747	113,006
22	NIPPON PROLOGIS REIT, INC.	45,892	46,529
15,200	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	715,112
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	199,467
30,600	NISSAN MOTOR CO. LTD.	279,227	305,117
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	74,133

See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
1,200	NISSIN FOODS HOLDINGS CO. LTD.	$43,959	87,650
2,700	NITORI HOLDINGS CO. LTD.	87,310	384,961
4,000	NITTO DENKO CORP.	125,248	355,358
97,400	NOMURA HOLDINGS, INC.	360,220	574,934
8,400	NOMURA REAL ESTATE HOLDINGS, INC.	130,390	188,315
3,267	NOMURA RESEARCH INSTITUTE LTD.	43,930	151,933
7,000	NSK LTD.	50,459	110,211
7,000	NTT DATA CORP.	36,520	83,186
27,600	NTT DOCOMO, INC.	449,493	651,818
18,900	NTT URBAN DEVELOPMENT CORP.	159,857	218,732
12,000	OBAYASHI CORP.	48,665	145,267
5,100	OLYMPUS CORP.	71,174	195,536
1,100	OMRON CORP.	31,828	65,605
5,000	ONO PHARMACEUTICAL CO. LTD.	43,040	116,530
4,800	ORIENTAL LAND CO. LTD.	113,097	437,506
12,200	ORIX CORP.	138,498	206,212
2,400	OSAKA GAS CO. LTD.	36,678	46,221
6,100	OTSUKA HOLDINGS CO. LTD.	176,203	267,875
36,000	PANASONIC CORP.	242,138	527,020
2,600	PARK24 CO. LTD.	51,627	62,234
15,200	RAKUTEN, INC.	97,714	139,286
4,300	RECRUIT HOLDINGS CO. LTD.	77,690	106,856
19,300	RESONA HOLDINGS, INC.	74,265	115,295
1,200	RINNAI CORP.	52,047	108,631
4,200	ROHM CO. LTD.	166,807	465,196
200	RYOHIN KEIKAKU CO. LTD.	45,535	62,303
13,000	SANTEN PHARMACEUTICAL CO. LTD.	85,886	204,331
13,720	SBI HOLDINGS, INC.	111,165	286,881
3,400	SECOM CO. LTD.	133,812	256,701
7,300	SEGA SAMMY HOLDINGS, INC.	68,324	90,574
8,400	SEIBU HOLDINGS, INC.	139,989	158,868
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	260,981
6,000	SEKISUI HOUSE LTD.	44,394	108,391
13,300	SEVEN & I HOLDINGS CO. LTD.	300,882	552,775
60,500	SEVEN BANK LTD.	178,793	207,260
4,000	SHIMADZU CORP.	25,419	90,952
1,000	SHIMAMURA CO. LTD.	61,206	110,051
1,500	SHIMANO, INC.	58,204	211,005
6,000	SHIMIZU CORP.	50,949	61,984
9,200	SHIN-ETSU CHEMICAL CO. LTD.	461,684	934,901
4,000	SHIONOGI & CO. LTD.	67,679	216,446
5,900	SHISEIDO CO. LTD.	88,706	285,169
900	SMC CORP.	106,941	370,464
18,400	SOFTBANK GROUP CORP.	412,233	1,456,650
9,000	SOMPO HOLDINGS, INC.	202,248	348,578
18,800	SONY CORP.	260,756	848,106
15,700	SQUARE ENIX HOLDINGS CO. LTD.	455,288	746,856
30,700	STANLEY ELECTRIC CO. LTD.	446,292	1,246,528
5,700	SUBARU CORP.	26,572	181,257
10,700	SUGI HOLDINGS CO. LTD.	496,504	546,039
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	179,720
7,800	SUMITOMO CORP.	67,035	132,567
4,000	SUMITOMO DAINIPPON PHARMA CO. LTD.	45,511	59,428
8,800	SUMITOMO ELECTRIC INDUSTRIES LTD.	75,679	148,782
2,400	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	101,602
6,500	SUMITOMO MITSUI FINANCIAL GROUP, INC.	228,819	280,825
1,331	SUMITOMO MITSUI TRUST HOLDINGS, INC.	33,400	52,838
4,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	110,500	131,458
95,000	SUMITOMO RUBBER INDUSTRIES LTD.	1,356,344	1,767,207
9,300	SUZUKI MOTOR CORP.	199,522	539,305
31,885	SYSMEX CORP.	981,487	2,510,051
7,200	T&D HOLDINGS, INC.	71,473	123,136
1,400	TAIHEIYO CEMENT CORP.	29,931	60,448
3,400	TAISEI CORP.	55,809	169,283
5,000	TAKASHIMAYA CO. LTD.	31,428	52,629
9,500	TAKEDA PHARMACEUTICAL CO. LTD.	383,399	539,689
1,100	TDK CORP.	52,815	87,766

See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
32,500	TECHNOPRO HOLDINGS, INC.	$1,246,154	1,765,254
5,800	TEIJIN LTD.	67,529	129,203
5,800	TERUMO CORP.	117,165	274,879
2,000	THK CO. LTD.	29,290	75,083
1,500	TOHO CO. LTD.	25,533	51,986
3,400	TOHO GAS CO. LTD.	81,221	93,242
10,600	TOHOKU ELECTRIC POWER CO., INC.	96,604	135,563
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	657,026
28,100	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(c)	104,659	111,228
6,600	TOKYO ELECTRON LTD.	306,239	1,194,941
6,000	TOKYO GAS CO. LTD.	103,615	137,306
9,800	TOKYO TATEMONO CO. LTD.	110,919	132,377
12,500	TOKYU CORP.	103,448	199,467
20,000	TOKYU FUDOSAN HOLDINGS CORP.	69,576	144,664
17,000	TORAY INDUSTRIES, INC.	70,413	160,306
72,000	TOSHIBA CORP.(c)	198,615	202,565
3,000	TOTO LTD.	30,029	177,058
3,000	TOYO SUISAN KAISHA LTD.	74,690	128,201
4,000	TOYOTA INDUSTRIES CORP.	101,266	257,022
46,662	TOYOTA MOTOR CORP.	1,594,403	2,987,113
1,800	TOYOTA TSUSHO CORP.	14,973	72,447
900	TREND MICRO, INC.	26,540	51,041
70,700	TSUMURA & CO.	2,019,631	2,349,869
7,800	UNICHARM CORP.	68,794	202,797
47	UNITED URBAN INVESTMENT CORP.	64,693	67,617
56,400	USHIO, INC.	669,606	806,394
4,900	USS CO. LTD.	56,003	103,762
4,100	WEST JAPAN RAILWAY CO.	134,756	299,363
416,900	YAHOO JAPAN CORP.	1,803,557	1,912,911
2,500	YAKULT HONSHA CO. LTD.	74,984	188,596
16,300	YAMADA DENKI CO. LTD.	56,674	89,836
8,300	YAMAHA MOTOR CO. LTD.	106,577	272,185
3,000	YAMATO HOLDINGS CO. LTD.	46,642	60,373
4,000	YAMAZAKI BAKING CO. LTD.	44,679	77,994
5,000	YASKAWA ELECTRIC CORP.	48,019	220,324
		59,751,381	101,004,056	16.17%
Jersey:
1,418	RANDGOLD RESOURCES LTD.	135,766	141,865
		135,766	141,865	0.02%
Mexico:
5,161	FRESNILLO PLC	72,704	99,575
1,059,134	WAL-MART DE MEXICO S.A.B. DE C.V.	2,640,356	2,595,787
		2,713,060	2,695,362	0.43%
Netherlands:
27,529	AALBERTS INDUSTRIES N.V.	513,949	1,400,335
22,780	ACCELL GROUP	377,809	640,402
35,981	AEGON N.V.	133,041	229,458
7,007	AKZO NOBEL N.V.	406,421	613,905
104,755	ARCADIS N.V.	2,101,378	2,395,028
27,560	ARCELORMITTAL(c)	380,361	896,635
7,173	ASML HOLDING N.V.	106,863	1,249,237
42,847	BETER BED HOLDING N.V.	761,408	680,668
23,129	CORE LABORATORIES N.V.	2,535,916	2,533,782
3,610	EXOR N.V.	90,616	221,338
2,765	HEINEKEN HOLDING N.V.	148,540	273,668
3,662	HEINEKEN N.V.	128,663	381,957
315,414	ING GROEP N.V.	3,244,873	5,799,739
17,656	KONINKLIJKE AHOLD DELHAIZE N.V.	203,381	388,419
3,281	KONINKLIJKE DSM N.V.	122,903	313,638
51,375	KONINKLIJKE KPN N.V.	108,346	179,256
39,765	KONINKLIJKE PHILIPS N.V.	996,696	1,504,838
1,264	NN GROUP N.V.	37,113	54,780
4,877	NXP SEMICONDUCTORS N.V.(c)	393,112	571,048
8,117	QIAGEN N.V.(c)	119,394	255,069
3,238	RANDSTAD HOLDING N.V.	99,928	199,073
66,566	REFRESCO GROUP N.V.(e)	1,274,865	1,581,410

See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Netherlands (Cont’d):
60,420	ROYAL DUTCH SHELL PLC, CLASS A (LONDON EXCHANGE)	$1,485,541	2,023,086
81,662	ROYAL DUTCH SHELL PLC, CLASS B	1,800,118	2,765,771
6,193	WOLTERS KLUWER N.V.	101,075	323,086
		17,672,310	27,475,626	4.40%
New Zealand:
16,545	AUCKLAND INTERNATIONAL AIRPORT LTD.	50,086	75,981
169,758	SPARK NEW ZEALAND LTD.	404,493	436,716
		454,579	512,697	0.08%
Norway:
13,773	DNB ASA	87,874	255,143
6,824	NORSK HYDRO ASA	27,313	51,820
106,292	ORKLA ASA	804,680	1,126,924
11,584	STATOIL ASA	201,736	247,183
14,536	TELENOR ASA	210,513	311,412
3,725	TGS NOPEC GEOPHYSICAL CO. ASA	66,557	88,105
105,177	TOMRA SYSTEMS ASA	1,153,513	1,684,502
2,500	YARA INTERNATIONAL ASA	58,115	114,699
		2,610,301	3,879,788	0.62%
Philippines:
444,011	METROPOLITAN BANK & TRUST CO.	761,294	901,897
3,065,000	VISTA LAND & LIFESCAPES, INC.	315,279	367,776
		1,076,573	1,269,673	0.20%
Poland:
23,200	CCC S.A.	1,222,714	1,899,482
		1,222,714	1,899,482	0.30%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	71,194
8,119	GALP ENERGIA SGPS S.A.	108,273	149,290
10,286	JERONIMO MARTINS SGPS S.A.	127,947	199,873
		284,749	420,357	0.07%
Russia:
88,580	YANDEX N.V., CLASS A(c)	2,098,972	2,900,995
		2,098,972	2,900,995	0.47%
Singapore:
124,600	CAPITALAND LTD.	247,485	328,863
36,000	CAPITALAND MALL TRUST	34,133	57,333
6,300	CITY DEVELOPMENTS LTD.	26,574	58,834
28,300	DBS GROUP HOLDINGS LTD.	159,243	525,818
26,500	GLOBAL LOGISTIC PROPERTIES LTD.	54,433	66,772
21,000	KEPPEL CORP. LTD.	53,869	115,406
7,840	KEPPEL REIT	3,186	7,386
6,000	OVERSEA-CHINESE BANKING CORP. LTD.	33,180	55,583
12,000	SINGAPORE AIRLINES LTD.	70,334	95,734
13,000	SINGAPORE EXCHANGE LTD.	40,226	72,317
115,500	SINGAPORE PRESS HOLDINGS LTD.	223,659	228,850
49,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	119,584	119,436
112,000	SINGAPORE TELECOMMUNICATIONS LTD.	184,276	298,957
4,600	UNITED OVERSEAS BANK LTD.	26,071	90,972
15,000	UOL GROUP LTD.	49,917	99,480
35,400	WILMAR INTERNATIONAL LTD.	68,956	81,787
		1,395,126	2,303,528	0.37%
South Africa:
319	SASOL LTD.	10,075	11,040
		10,075	11,040	0.00%
South Korea:
161,853	BNK FINANCIAL GROUP, INC.	1,554,799	1,424,179
221,052	DGB FINANCIAL GROUP, INC.	2,290,725	2,178,412
15,230	HYUNDAI MIPO DOCKYARD CO. LTD.(c)	1,418,066	1,119,612
2,055	HYUNDAI MOTOR CO.	277,569	299,454
14,061	KIA MOTORS CORP.	595,796	440,001
14,850	KOREA INVESTMENT HOLDINGS CO. LTD.	538,116	957,125
3,152	KT&G CORP.	314,672	340,065

See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
South Korea (Cont’d):
2,286	SAMSUNG ELECTRONICS CO. LTD.	$3,229,090	5,440,874
		10,218,833	12,199,722	1.95%
Spain:
13,770	ABERTIS INFRAESTRUCTURAS S.A.	177,462	306,482
1,260	ACCIONA S.A.	78,312	102,864
1,731	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	50,359	67,750
583	AENA S.M.E. S.A.(e)	50,199	118,218
5,299	AMADEUS IT GROUP S.A.	128,322	382,180
127,837	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	731,627	1,090,876
162,352	BANCO SANTANDER S.A.	719,485	1,067,298
24,978	BANKIA S.A.	119,285	119,490
7,551	BANKINTER S.A.	51,111	71,611
96,203	CAIXABANK S.A.	236,376	448,904
46,016	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	1,972,504	1,887,156
10,362	ENAGAS S.A.	213,104	296,772
13,198	FERROVIAL S.A.	241,691	299,689
16,489	GAS NATURAL SDG S.A.	264,629	380,848
15,282	GRIFOLS S.A.	273,864	447,859
54,401	IBERDROLA S.A.	265,914	421,664
44,685	INDUSTRIA DE DISENO TEXTIL S.A.	1,193,746	1,557,256
21,686	MAPFRE S.A.	49,735	69,681
26,579	RED ELECTRICA CORP. S.A.	390,097	596,677
46,787	REPSOL S.A.	567,753	827,746
		7,775,575	10,561,021	1.69%
Sweden:
22,200	ASSA ABLOY AB, CLASS B	89,466	461,153
85,889	ATLAS COPCO AB, CLASS A	2,722,600	3,708,584
4,000	ATLAS COPCO AB, CLASS B	30,052	153,405
25,218	BULTEN AB	207,108	376,590
224,300	CLOETTA AB, CLASS B	877,318	812,097
24,710	DUNI AB	217,390	365,238
7,501	ELECTROLUX AB, CLASS B	95,788	241,679
8,600	ESSITY AB, CLASS B(c)	62,137	244,274
13,600	HENNES & MAURITZ AB, CLASS B	274,862	280,684
3,700	HEXAGON AB, CLASS B	56,830	185,336
17,500	HUSQVARNA AB, CLASS B	64,201	166,614
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	204,151
10,953	INVESTOR AB, CLASS B	150,033	499,508
3,000	KINNEVIK AB, CLASS B	51,225	101,413
3,301	LUNDIN PETROLEUM AB	46,596	75,572
41,436	NORDEA BANK AB	232,748	501,590
13,973	SANDVIK AB	86,678	244,776
13,348	SECURITAS AB, CLASS B	106,689	233,014
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	413,652
2,800	SKANSKA AB, CLASS B	23,703	58,027
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	88,641
26,700	SVENSKA HANDELSBANKEN AB, CLASS A	161,721	365,196
2,091	SWEDBANK AB, CLASS A	49,088	50,445
36,306	TELEFONAKTIEBOLAGET LM ERICSSON ADR(d)	205,462	242,524
168,352	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	919,558	1,105,162
112,540	TETHYS OIL AB	863,807	902,038
139,080	THULE GROUP AB (THE)(e)	2,162,706	3,134,899
25,108	VOLVO AB, CLASS B	162,740	467,383
		10,162,094	15,683,645	2.51%
Switzerland:
198,584	ABB LTD. (REGISTERED)	3,908,390	5,323,017
3,728	ADECCO GROUP A.G. (REGISTERED)	131,290	285,209
1,308	ARYZTA A.G.(c)	32,112	51,880
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	75,348
7,585	BUCHER INDUSTRIES A.G. (REGISTERED)	2,114,306	3,082,416
35	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	50,308	213,710
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	216,999
28,902	CHUBB LTD.	2,721,276	4,223,449
28,471	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	1,930,957	2,579,906

See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
26,209	CREDIT SUISSE GROUP A.G. (REGISTERED)(c)	$305,324	467,994
4,176	FERGUSON PLC	70,461	300,517
990	GEBERIT A.G. (REGISTERED)	85,632	435,947
140	GIVAUDAN S.A. (REGISTERED)	76,496	323,547
121,887	GLENCORE PLC(c)	266,010	641,806
1,807	IDORSIA LTD.(c)	18,603	47,194
4,134	JULIUS BAER GROUP LTD.(c)	87,890	252,847
4,841	LAFARGEHOLCIM LTD. (REGISTERED)(c)	170,733	272,988
42,010	LOGITECH INTERNATIONAL S.A. (REGISTERED)	903,788	1,413,216
897	LONZA GROUP A.G. (REGISTERED)(c)	50,452	242,373
102,959	NESTLE S.A. (REGISTERED)	4,640,580	8,854,189
54,835	NOVARTIS A.G. (REGISTERED)	2,528,010	4,636,876
16,917	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	1,673,979	2,623,181
9,695	PARGESA HOLDING S.A. (BEARER)	636,914	840,708
12,406	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,614,189	3,138,262
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	317,880
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	133,280
121	SGS S.A. (REGISTERED)	130,564	315,523
364	SIKA A.G. (BEARER)	2,339,326	2,891,231
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	203,048
7,867	STMICROELECTRONICS N.V.	36,286	171,841
635	SULZER A.G. (REGISTERED)	30,609	77,025
984	SWATCH GROUP (THE) A.G. (BEARER)	257,037	401,295
743	SWISS LIFE HOLDING A.G. (REGISTERED)(c)	101,194	263,056
504	SWISS RE A.G.	37,466	47,196
529	SWISSCOM A.G. (REGISTERED)	191,612	281,478
35,381	TE CONNECTIVITY LTD.	1,193,113	3,362,610
4,736	TECAN GROUP A.G. (REGISTERED)	870,772	985,158
283,739	UBS GROUP A.G. (REGISTERED)(c)	4,795,031	5,223,744
4,668	ZURICH INSURANCE GROUP A.G.	912,788	1,420,831
		35,276,856	56,638,775	9.07%
Taiwan:
616,846	CHICONY ELECTRONICS CO. LTD.	1,588,959	1,554,630
238,000	GIANT MANUFACTURING CO. LTD.	1,320,768	1,307,626
1,743,000	KING YUAN ELECTRONICS CO. LTD.	1,732,080	1,771,788
323,000	MERIDA INDUSTRY CO. LTD.	1,692,528	1,356,755
96,161	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	1,911,494	3,812,784
585,000	TRIPOD TECHNOLOGY CORP.	1,569,092	1,828,217
		9,814,921	11,631,800	1.86%
Thailand:
1,702,400	LPN DEVELOPMENT PCL (REGISTERED)	778,727	689,527
		778,727	689,527	0.11%
Turkey:
52,639	MAVI GIYIM SANAYI VE TICARET A.S., CLASS B(c)(e)	681,142	805,451
		681,142	805,451	0.13%
United Kingdom:
25,248	3I GROUP PLC	88,645	311,399
2,834	ADMIRAL GROUP PLC	35,119	76,603
5,026	AGGREKO PLC	50,603	54,219
58,936	ANGLO AMERICAN PLC	468,356	1,232,975
13,814	AON PLC	1,427,338	1,851,076
1,891	ASHTEAD GROUP PLC	49,652	50,858
11,482	ASSOCIATED BRITISH FOODS PLC	349,112	437,168
26,375	ASTRAZENECA PLC	983,695	1,823,599
76,752	AVIVA PLC	307,975	524,869
5,239	BABCOCK INTERNATIONAL GROUP PLC	41,807	49,903
46,467	BAE SYSTEMS PLC	230,164	359,485
392,845	BARCLAYS PLC	839,308	1,077,242
16,437	BELLWAY PLC	442,531	790,716
2,391	BERKELEY GROUP HOLDINGS (THE) PLC	71,739	135,488
40,530	BOVIS HOMES GROUP PLC	415,638	641,337
272,121	BP PLC	1,596,033	1,920,422
24,485	BRITISH AMERICAN TOBACCO PLC	979,511	1,658,872
37,587	BRITISH LAND (THE) CO. PLC	252,586	350,923

See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
5,757	BUNZL PLC	$59,557	161,053
8,202	BURBERRY GROUP PLC	40,549	198,445
9,570	CAPITA PLC	59,127	51,800
13,580	CNH INDUSTRIAL N.V.	56,886	182,004
36,024	COBHAM PLC(c)	61,838	61,430
1,447	COCA-COLA EUROPEAN PARTNERS PLC (NEW YORK EXCHANGE)	55,218	57,663
405,623	COMPASS GROUP PLC	5,559,054	8,762,431
2,332	CRODA INTERNATIONAL PLC	82,807	139,292
267,400	DFS FURNITURE PLC	1,094,905	707,619
75,356	DIAGEO PLC	1,092,373	2,772,467
50,421	DIXONS CARPHONE PLC	103,690	135,471
3,792	EASYJET PLC	49,609	74,953
172,360	EXPERIAN PLC	3,039,986	3,807,166
24,413	FIAT CHRYSLER AUTOMOBILES N.V.	161,492	436,743
10,222	FIAT CHRYSLER AUTOMOBILES N.V. (NEW YORK EXCHANGE)(c)	17,872	182,360
30,218	G4S PLC	92,368	108,933
17,333	GKN PLC	51,515	74,746
52,286	GLAXOSMITHKLINE PLC	768,944	933,605
129,347	GREGGS PLC	1,419,609	2,443,184
25,875	HAMMERSON PLC	126,745	191,095
264,733	HSBC HOLDINGS PLC	1,799,176	2,741,125
52,719	IMI PLC	747,385	948,810
18,792	IMPERIAL BRANDS PLC	441,174	803,278
12,262	INDIVIOR PLC(c)	11,861	67,580
1,338	INTERCONTINENTAL HOTELS GROUP PLC	52,044	85,249
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A. - CDI	90,834	284,296
63,684	INTU PROPERTIES PLC	169,226	217,537
24,324	ITV PLC	24,019	54,352
31,939	J SAINSBURY PLC	93,794	104,098
101,054	JOHN WOOD GROUP PLC	1,362,177	886,847
2,248	JOHNSON MATTHEY PLC	35,933	93,330
30,414	KINGFISHER PLC	60,107	138,671
579,352	LAIRD PLC	1,214,368	1,075,542
26,094	LAND SECURITIES GROUP PLC	262,910	355,127
26,807	LEGAL & GENERAL GROUP PLC	77,151	98,917
12,407	LIVANOVA PLC(c)	713,053	991,567
2,903,240	LLOYDS BANKING GROUP PLC	2,333,520	2,667,823
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	308,803
1,080,970	MAN GROUP PLC	1,962,275	3,018,188
9,044	MARKS & SPENCER GROUP PLC	34,946	38,439
7,217	MEGGITT PLC	16,687	46,986
1,337	MICRO FOCUS INTERNATIONAL PLC	48,758	45,544
23,322	NATIONAL GRID PLC	148,569	275,553
2,148	NEXT PLC	36,823	131,231
73,408	OLD MUTUAL PLC (LONDON EXCHANGE)	87,200	229,642
34,908	OXFORD INSTRUMENTS PLC	539,512	401,085
7,366	PEARSON PLC	69,206	73,197
4,008	PROVIDENT FINANCIAL PLC	48,639	48,594
46,063	PRUDENTIAL PLC	714,750	1,185,068
54,834	RECKITT BENCKISER GROUP PLC	4,332,773	5,122,421
37,896	RELX N.V.	361,301	871,423
161,400	RELX PLC (LONDON EXCHANGE)	1,753,809	3,789,528
23,247	RIO TINTO LTD.	733,396	1,375,078
41,068	RIO TINTO PLC	1,083,488	2,185,759
23,557	ROLLS-ROYCE HOLDINGS PLC(c)	252,796	269,392
961,961	ROYAL BANK OF SCOTLAND GROUP PLC(c)	3,894,588	3,610,641
20,657	SAGE GROUP (THE) PLC	74,323	222,563
16,135	SEGRO PLC	67,053	127,876
4,954	SEVERN TRENT PLC	76,220	144,608
668,995	SIG PLC	1,445,084	1,591,515
19,613	SKY PLC(c)	145,505	267,983
26,103	SMITH & NEPHEW PLC	251,030	453,929
2,453	SMITHS GROUP PLC	28,519	49,348
2,906	SSE PLC	44,419	51,791
92,045	STANDARD CHARTERED PLC(c)	654,783	969,466

See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
141,530	STANDARD LIFE ABERDEEN PLC	$682,843	834,285
1,424	TECHNIPFMC PLC	35,975	44,167
15,078	TECHNIPFMC PLC (NEW YORK EXCHANGE)	378,582	472,092
1,133,858	TESCO PLC	3,932,200	3,203,363
6,022	TRAVIS PERKINS PLC	111,057	127,407
2,073	UBM PLC	10,703	20,907
13,746	UNILEVER N.V. - CVA	465,317	774,435
24,244	UNILEVER PLC	545,189	1,350,402
8,137	UNITED UTILITIES GROUP PLC	56,989	91,130
433,660	VECTURA GROUP PLC(c)	663,693	689,141
4,955	VESUVIUS PLC	21,194	39,070
353,981	VODAFONE GROUP PLC	1,088,677	1,123,130
3,762	WEIR GROUP (THE) PLC	43,887	107,833
5,178	WHITBREAD PLC	168,592	279,643
20,383	WM MORRISON SUPERMARKETS PLC	52,509	60,517
57,600	WORLDPAY GROUP PLC(e)	192,852	331,294
23,432	WPP PLC	141,019	424,248
		59,680,213	83,322,478	13.34%
United States:
44,193	ARCH CAPITAL GROUP LTD.(c)	1,740,143	4,011,399
20,110	AXIS CAPITAL HOLDINGS LTD.	1,025,983	1,010,728
4,351	CARNIVAL PLC	131,345	287,381
9,299	SHIRE PLC	267,371	489,647
		3,164,842	5,799,155	0.93%
	Sub-total Common Stocks:	385,842,101	589,848,342	94.43%
Preferred Stocks:
Brazil:
187,700	ALPARGATAS S.A.(c)	600,320	987,418
196,474	TELEFONICA BRASIL S.A. ADR, 2.33%(d)(f)	2,522,202	2,913,710
		3,122,522	3,901,128	0.62%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 4.76%(f)	49,612	136,216
1,217	HENKEL A.G. & CO. KGAA, 1.48%(f)	101,251	161,135
1,443	PORSCHE AUTOMOBIL HOLDING S.E., 1.45%(f)	60,635	120,816
770	VOLKSWAGEN A.G., 1.24%(f)	99,996	153,780
		311,494	571,947	0.09%
South Korea:
1,680	HYUNDAI MOTOR CO. LTD., 4.10%(f)	156,649	160,067
322	SAMSUNG ELECTRONICS CO. LTD., 1.33%(f)	366,307	628,630
		522,956	788,697	0.13%
	Sub-total Preferred Stocks:	3,956,972	5,261,772	0.84%
Rights:
Spain:
46,787	REPSOL S.A.(c)	21,388	21,276
		21,388	21,276	0.00%
	Sub-total Rights:	21,388	21,276	0.00%
Short-Term Investments:
28,399,890	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 1.13%(g)	28,399,890	28,399,890
	Sub-total Short-Term Investments:	28,399,890	28,399,890	4.55%
	Grand total(h)	$418,220,351	623,531,280	99.82%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Security has been deemed worthless and is a Level 3 investment.
(c)	Non-income producing assets.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.79% of net assets as of December 31, 2017.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

(f)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(g)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2016, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $19,594,255 with net purchases of $8,805,635 during the fiscal year ended December 31, 2017.
(h)	At December 31, 2017, the cost for Federal income tax purposes was $421,776,480. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$207,852,031
Gross unrealized depreciation	(6,097,231)
Net unrealized appreciation	$201,754,800

At December 31, 2017, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	16.96%
Consumer Staples	9.88
Energy	4.54
Financials	19.51
Health Care	8.71
Industrials	16.16
Information Technology	12.21
Materials	6.56
Real Estate	2.12
Telecommunication Services	2.13
Utilities	1.22
100.00%

At December 31, 2017, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	23.43%
Japanese Yen	16.97
British Pound	13.93
United States Dollar	9.79
Swiss Franc	7.82
Canadian Dollar	6.45
Other currencies	21.61
100.00%

See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

At December 31, 2017, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

	Contract					Unrealized
	Settlement	Contract Amount				Appreciation/
Counterparty	Date	Deliver		Receive		(Depreciation)
Northern Trust	02/01/2018	JPY	343,843,779	USD	3,132,745	$76,201
						$76,201
Northern Trust	05/11/2018	CNH	24,921,886	USD	3,698,542	$(99,851)
						$(99,851)
						$(23,650)

See accompanying notes to financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2017

Clearwater International Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	81	(Continued)

Item 2. Code of Ethics

As of December 31, 2017, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2017, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of eight members, five of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2017	2016
(a)	Audit Fees	$105,900	$103,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees[1]	$23,425	$29,630
(d)	All Other Fees	$0	$0

1Tax Fees are the aggregate amount billed by the Trust’s principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.	The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2017= $43,150 2016 = $13,000

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)

The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)	There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 13. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 2, 2018

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 2, 2018